PAGE 1
                                       Registration Nos. 033-05646\811-4519

                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549
                                      FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     / X /

               Post-Effective Amendment No. 13                       / X /

          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
          / X /

               Amendment No. 14                                      / X /

                         Fiscal Year Ended December 31, 1996
                         ____________________________________

                       T. ROWE PRICE CAPITAL APPRECIATION FUND
                  __________________________________________________
                  (Exact Name of Registrant as Specified in Charter)

               100 East Pratt Street,  Baltimore, Maryland    21202
               ____________________________________________ ___________
               (Address of Principal Executive Offices)     (Zip Code)

          Registrant's Telephone Number, Including Area Code   410-345-2000
                                                            ____________

                                   Henry H. Hopkins
                                100 East Pratt Street
                              Baltimore, Maryland 21202
                       _______________________________________
                       (Name and Address of Agent for Service)

          Approximate Date of Proposed Public Offering      May 1, 1997
                                                            ____________

               It is proposed that this filing will become effective (check appropriate box):

               / /  immediately upon filing pursuant to paragraph (b)

               / /  on (date), pursuant to paragraph (b)

               /X/  60 days after filing pursuant to paragraph (a)(i)



















               / /  on (date) pursuant to paragraph (a)(i)

               / /  75 days after filing pursuant to paragraph (a)(ii)

               / /  on (date) pursuant to paragraph (a)(ii) of Rule 485





























































          PAGE 2
               If appropriate, check the following box:

               / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

          CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933+
          ______________________________________________
          Pursuant to Section 24f-2 of the Investment Company Act of 1940, the Registrant has registered an indefinite number of securities under the Securities Act of 1933 and intends to file a 24f-2 Notice by February 28, 1997.

          +Not applicable, as no securities are being registered by this Post-Effective Amendment No. 13 to the Registration Statement.


















































          PAGE 3
               The Registration Statement of the T. Rowe Price Capital Appreciation Fund on Form N-1A (File No. 033-05646) is hereby amended under the Securities Act of 1933 to update the Registrant's financial statements, make other changes in the Registrant's Prospectus and Statement of Additional Information, and to satisfy the annual amendment requirements of Rule 8b-16 under the Investment Company Act of 1940.

               This Amendment consists of the following:

               Cross Reference Sheet
               Part A of Form N-1A, Revised Prospectus
               Part B of Form N-1A, Statement of Additional Information Part C of Form N-1A, Other Information
               Accountants' Consent


















































          PAGE 4
                                CROSS REFERENCE SHEET

                  N-1A Item No.                Location
                  _____________                _________

                                        PART A
          Item 1. Cover Page                   Cover Page
          Item 2. Synopsis                     Transaction and Fund
                                               Expenses
          Item 3. Condensed Financial          +
                  Information
          Item 4. General Description of       About the Fund; Fund,
                  Registrant                   Market, and Risk
                                               Characteristics;
                                               Understanding Performance
                                               Information; Investment
                                               Policies and Practices
          Item 5. Management of the Fund       Transaction and Fund
                                               Expenses; Organization and
                                               Management
          Item 6. Capital Stock and Other      Distributions and
                  Securities                   Taxes; Organization and
                                               Management
          Item 7. Purchase of Securities       Pricing Shares and
                  Being Offered                Receiving Sale Proceeds;
                                               Transaction Procedures and
                                               Special Requirements;
                                               Account Requirements and
                                               Transaction Information;
                                               Shareholder Services
          Item 8. Redemption or Repurchase     Pricing Shares and Receiving
                                               Sale Proceeds; Transaction
                                               Procedures and Special
                                               Requirements; Shareholder
                                               Services
          Item 9. Pending Legal Proceedings    +
                                        PART B
          Item 10.                             Cover PageCover Page
          Item 11.                             Table of ContentsTable of
          Contents
          Item 12.                             General Information and+
                  History
          Item 13.                             Investment Objectives and
          Investment Objectives
                  Policies                     and Policies; Risk
                                               Factors; Investment Program;
          Investment


















                                               Restrictions; Investment
          Performance
          Item 14.                             Management of the Registrant
          Management of Fund
          Item 15.                             Control Persons and
          Principal                            Principal Holders of
                  Holders of Securities        Securities
          Item 16.                             Investment Advisory and
          Investment Management
                  Other Services               Services; Custodian;
                                               Independent Accountants;
                                               Legal Counsel
          Item 17.                             Brokerage Allocation
                  Portfolio Transactions; Code of Ethics
          PAGE 5

          Item 18.                             Capital Stock and Other
          Dividends and
                  Securities                   Distributions; Capital Stock

          PAGE 5
          Item 19.                             Purchase, Redemption and
          Pricing of Securities;
                  Pricing of Securities Being  Net Asset Value Per
                  Offered                      Share; Redemptions in Kind;
                                               Federal and State
                                               Registration of Shares
          Item 20.                             Tax StatusTax Status
          Item 21.                             Underwriters
                  Distributor for the Fund
          Item 22.                             Calculation of Yield
          Quotations                           +
                  of Money Market Funds
          Item 23.                             Financial Statements+

                                        PART C
          Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement
          ___________________________________
          +  Not applicable or negative answer

























          PAGE 6
          Prospectus for the T. Rowe Price Capital Appreciation Fund, dated May 1, 1997, should be inserted here.

 PROSPECTUS

May 1, 1997


Capital Appreciation Fund


 A stock fund for relatively conservative equity investors seeking long-term growth of capital.

FACTS AT A GLANCE


Investment Goal
To provide long-term capital growth by investing primarily in common stocks. As with any mutual fund, there is no guarantee the fund will achieve its goal.


Strategy
To invest in common stocks believed by T. Rowe Price to be undervalued in relation to various measures, such as assets or earnings, and also to invest in fixed income and other securities.


Risk/Reward
The potential to provide capital growth over time with less volatility than the overall stock market in rising and falling markets. Nevertheless, the fund's share price may decline, causing a loss.


Investor Profile
Individuals seeking capital appreciation who can accept the price declines inherent in common stock investing but prefer a strategy that focuses on reducing risk as much as maximizing gains. Appropriate for both regular and tax-deferred accounts, such as IRAs.


Fees and Charges
100% no load. No fees or charges to buy or sell shares or to reinvest dividends; no 12b-1 marketing fees; free telephone exchange.


Investment Manager

Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. ("T. Rowe Price") and its affiliates managed over $99 billion for more than five million individual and institutional investor accounts as of December 31, 1996.

T. Rowe Price Capital Appreciation Fund

Prospectus


May 1, 1997
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURI-TIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

T. ROWE PRICE                                 2
CONTENTS

1

ABOUT THE FUND




Transaction and Fund Expenses 2


Financial Highlights     3


Fund, Market, and Risk Characteristics 5



2

ABOUT YOUR ACCOUNT



Pricing Shares and Receiving Sale Proceeds 8


Distributions and Taxes  9


Transaction Procedures and Special Requirements 11



3

MORE ABOUT THE FUND



Organization and Management 15


Understanding Performance Information 17

                                             3
Investment Policies and Practices 18



4

INVESTING WITH T. ROWE PRICE



Account Requirements and Transaction Information 24


Opening a New Account    24


Purchasing Additional Shares 26


Exchanging and Redeeming 26


Shareholder Services     28


Discount Brokerage       31


Investment Information   32

T. ROWE PRICE                                 4

This prospectus contains information you should know before investing. Please keep it for future reference. A Statement of Additional Information about the fund, dated May 1, 1997, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. To obtain a free copy, call 1-800-638-5660.

T. ROWE PRICE                                 6
 ABOUT THE FUND
                                        1


 TRANSACTION AND FUND EXPENSES
  ---------------------------------------------------------
  o Like all T. Rowe Price funds, this fund is 100% no load.

   These tables should help you understand the kinds of expenses you will bear directly or indirectly as a fund shareholder.


   Shareholder Transaction Expenses in Table 1 shows that you pay no sales charges. All the money you invest in the fund goes to work for you, subject to the fees explained below. Annual Fund Expenses shows how much it will cost to operate the fund for a year, based on 1996 fiscal year expenses. These are costs you pay indirectly, because they are deducted from the fund's total assets before the daily share price is calculated and before dividends and other distributions are made. In other words, you will not see these expenses on your account statement.

 Table 1
     Shareholder Transaction Expenses
     Sales charge "load" on purchases        None

     Sales charge "load" on reinvested
     distributions                           None

     Redemption fees                         None

     Exchange fees                           None

     Annual Fund Expenses                    Percentage of Fiscal 1996 Average
                                             Net Assets

     Management fee (after performance
     adjustment)                              0.46%/ab/

     Marketing fees (12b-1)                  None

     Total other (shareholder servicing,
     custodial, auditing, etc.)               0.30%

     Total fund expenses (after performance   0.76%/ab/
     adjustment)
-------------------------------------------------------------------------------



 /a/The management fee is subject to an upward or downward adjustment depending upon whether, and to what extent, the investment performance of the fund for a specified performance period exceeds, or is exceeded, by the investment performance of the Standard & Poor's Index of 500 common stocks (S&P 500) over the same period. Performance of the fund and the S&P 500 is calculated to include reinvestment of dividends and other distributions. In order that the performance adjustment be based on investment results achieved over a meaningful time period, the Management Agreement provides that performance will be based on a rolling 36-month period. The performance adjustment feature first became operative on July 1, 1987, and will cease on October 31, 1998.


  The annual performance adjustment will equal .02% for each percentage point the fund's performance is above or below that of the S&P 500 during the measurement period up to a maximum annual adjustment of plus or minus .30%. This performance calculation is made each month, and is applied, on an annualized basis, to the average daily net assets of the fund during the same period.

ABOUT THE FUND                                7

 /b/The fund's management fee and total expense ratio would have been 0.63% and 0.93%, respectively, without the impact of a ($1,530,000) performance adjustment.

Note: A $5 fee is charged for wire redemptions under $5,000, subject to change without notice, and a $10 fee is charged for small accounts when applicable (see Small Account Fee under Transaction Procedures and Special Requirements).

   The main types of expenses, which all mutual funds may charge against fund assets, are:


  o A management fee The percent of fund assets paid to the fund's investment manager. The fund's fee comprises a group fee, 0.33% as of December 31, 1996, and an individual fund fee of 0.30%, subject to adjustment.

  o "Other" administrative expenses Primarily the servicing of shareholder accounts, such as providing statements and reports, disbursing dividends, and providing custodial services.

  o Marketing or distribution fees An annual charge ("12b-1") to existing shareholders to defray the cost of selling shares to new shareholders. T. Rowe Price funds do not levy 12b-1 fees.

   For further details on fund expenses, please see Organization and Management.


  o Hypothetical example Assume you invest $1,000, the fund returns 5% annually, expense ratios remain as listed previously, and you close your account at the end of the time periods shown. Your expenses would be:

 Table 2
     Hypothetical Fund Expenses
                  1 year    3 years   5 years   10 years
                  $8        $24       $42       $94
----------------------------------------------------------



  o Table 2 is just an example; actual expenses can be higher or lower than those shown.



 FINANCIAL HIGHLIGHTS
  ---------------------------------------------------------

   Table 3, which provides information about the fund's financial history, is based on a single share outstanding throughout each fiscal year. The table is part of the fund's financial statements included in its annual report which is incorporated by reference into the Statement of Additional Information (available upon request). The financial statements in the annual report were audited by Coopers & Lybrand L.L.P., the fund's independent accountants.

 Table 3 Financial Highlights
                                             Income From Investment Activities
                    Period Ended  Net Asset  Net            Net Realized    Total From
                                  Value,     Investment     & Unrealized    Investment
                                  Beginning  Income (Loss)  Gain (Loss) on  Activities
                                  of Period                 Investments
----------------------------------------------------------------------------------------


                    1987           $10.85      $0.35/ a/       $ 0.28        $ 0.63



                    1988             9.15       0.28/ b/         1.64          1.92



                    1989            10.42       0.46/b/          1.75          2.21



                    1990            10.82       0.37/ c/        (0.51)        (0.14)



                    1991             9.98       0.44/c/          1.67          2.11



                    1992            11.02       0.51             0.52          1.03



                    1993            11.39       0.26             1.52          1.78



                    1994            12.66       0.35             0.13          0.48



                    1995            12.10       0.43             2.30          2.73



                    1996            13.67       0.60             1.70          2.30

----------------------------------------------------------------------------------------
     Less Distributions                          Net Asset Value
     Net            Net Realized  Total          Net Asset
     Investment     Gain (Loss)   Distributions  Value,
     Income (Loss)                               End of Period

------------------------------------------------------------------
                      $
        $(0.48)       $(1.85)        $(2.33)          $ 9.15

         (0.28)        (0.37)         (0.65)           10.42

         (0.45)        (1.36)         (1.81)           10.82
                      $
         (0.39)        (0.31)         (0.70)            9.98
                      $
         (0.43)        (0.64)         (1.07)           11.02
                      $ $


         (0.50)        (0.16)         (0.66)           11.39

         (0.18)        (0.33)         (0.51)           12.66

         (0.35)        (0.69)         (1.04)           12.10
        $
         (0.44)        (0.72)         (1.16)           13.67

         (0.60)        (0.90)         (1.50)           14.47
------------------------------------------------------------------




 Footnotes appear below.

  Table 3 Financial Highlights (continued)
                   Returns, Ratios, and Supplemental Data
     Period Ended  Total Return    Net Assets     Ratio of     Ratio of Net  Portfolio  Average
                   (Includes       ($ thousands)  Expenses to  Investment    Turnover   Commission
                   Reinvested                     Average Net  Income to     Rate       Rate Paid
                   Distributions)                 Assets       Average Net
                                                               Assets
-------------------


     1987               5.7%/a/      $ 63,920       1.20%/a/      3.03%/a/    291.1%       -



     1988              21.2%/b/       101,306       1.50%/b/      2.76%/b/    166.4%       -



     1989              21.4%/b/       133,175       1.50%/b/      3.85%/b/     98.9%       -



     1990              (1.3)%/c/      141,923       1.25%/c/      3.44%/c/     49.9%       -



     1991              21.6%/c/       215,693       1.20%/c/      3.90%/c/     50.7%       -



     1992               9.4%          359,272       1.08%         4.28%        30.3%       -



     1993              15.7%          536,244       1.09%         2.37%        39.4%       -



     1994               3.8%          654,999       1.10%         2.91%        43.6%       -



     1995              22.6%          864,273       0.97%         3.28%        47.0%       -

                      $

     1996              16.8%          959,942       0.76%         4.07%        44.2%      $0.0769

----------------------------------------------------------------------------------------------------




 /a/
  Excludes expenses in excess of a 1.20% voluntary expense limitation in effect through December 31, 1987.

 /b/
  Excludes expenses in excess of a 1.50% voluntary expense limitation in effect through December 31, 1989.

 /c/
  Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through December 31, 1993.

ABOUT THE FUND                                9
 FUND, MARKET, AND RISK CHARACTERISTICS: WHAT TO EXPECT
  ---------------------------------------------------------
   To help you decide whether this fund is appropriate for you, this section takes a closer look at its investment objective and approach.


 What is the fund's objective?

   The fund seeks to maximize capital appreciation by investing primarily in common stocks. In addition, the fund may hold fixed income and other securities to help preserve principal value in uncertain or declining markets.

  o The fund should not represent your complete investment program, nor be used for short-term trading purposes.


 What is the fund's investment program?

   The fund's principal focus is on common stocks of established companies believed by T. Rowe Price to offer above-average prospects of appreciation. These investments generally fall into one of two categories. The largest category comprises long-term "core" holdings of stocks whose prices at the time of purchase are regarded as low in relation to various measures, such as the company's assets or earnings. The smaller category consists of "opportunistic" investments whose prices are expected to rise in the short run but which may not be attractive long-term holdings. The fund's total return will derive mainly from capital appreciation (or depreciation) and, to a lesser extent, from income.

   While U.S. common stocks typically compose at least half of total assets, the fund can also invest in preferred stocks, foreign stocks, and convertible and fixed income securities when considered consistent with the fund's objective and overall program. The portfolio manager may also engage in a variety of investment management practices, such as buying and selling futures and options.


 How does the fund select stocks for the portfolio?

   The fund uses a value approach, which means looking for stocks that appear to be undervalued or out of favor with investors. Possible indicators of an undervalued stock include:

  o Above-average current dividend yield relative to the average yield of the S&P 500.

  o Low price/earnings ratios relative to the S&P 500.

  o Low stock price relative to a company's underlying value measured by assets, earnings, cash flow, or business franchises. Ratios that measure this include price/book value and price/cash flow.

T. ROWE PRICE                                 10
   The fund's value emphasis may lead to a "contrarian" approach, resulting in purchases of stocks or other securities shunned by investors due to earnings setbacks, unfavorable industry or economic conditions, or negative publicity. Such investments may be attractive to the fund if their prices appear to be excessively discounted and prospects for appreciation are considered favorable.


 What distinguishes this fund from other stock funds?

   The fund manager works as hard to reduce risk as to maximize gains. For instance, the fund may have a larger cash position than the average equity mutual fund when the manager is not optimistic about the market or feels it is overvalued. In addition, the fund may seek to realize gains, whether short- or long-term, in an effort not to give them back during market declines.


 Will the fund attempt to time swings in the market?

   The fund will not make explicit calls on the future direction of the general market. At any given time, the fund's allocation among stocks, bonds, and other securities reflects the manager's individual security decisions.


 What are some of the fund's potential risks?

  o The fund's share price will fluctuate; when you sell your shares, you may lose money.

   A by-product of the fund's contrarian, value-oriented approach is that some holdings may not recover from their problems, thus providing no appreciation. The fund's opportunistic trading approach and willingness to realize gains could result in higher taxable capital gain distributions than other equity funds. A risk of maintaining sizable cash positions is not participating fully in a bull market, particularly one that starts suddenly and rises rapidly. Despite attempts to limit downside risk, a shareholder in this fund is exposed to the stock market's declines.


 What are some of the fund's potential rewards?

   The fund's attempt to cushion the effects of market declines on the share price could reduce the fund's overall risk--volatility--relative to that of the broad stock market. In addition, the fund's willingness to seek appreciation opportunities outside the stock market may also aid performance when stocks are declining. The fund's primary emphasis on common stocks could allow it to participate in favorable stock market trends.


 What are some potential risks and rewards of investing in the stock market?

  o Equity investors should have a long-term investment horizon and be willing to wait out bear markets.

ABOUT THE FUND                                11

   Common stocks in general offer a way to invest for long-term growth of capital. As the U.S. economy has expanded, corporate profits have grown and share prices have risen. Nevertheless, economic growth has been punctuated by periods of stagnation and recession. Share prices of all companies, even the best managed and most profitable, can fall for any number of reasons, ranging from lower-than-expected earnings to changes in investor psychology. Significant trading by large institutional investors also can lead to price declines. In addition, if our assessment of company prospects proves incorrect, companies that our managers and analysts expect to do well may perform poorly. Since 1950, the U.S. stock market has experienced 10 negative years as well as steep drops of shorter duration. Its worst calendar quarter return in recent years was -22.5% in 1987's fourth quarter.


 How can I decide if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you are a relatively conservative equity investor but nevertheless can accept the price fluctuations inherent in stock investing in an effort to achieve long-term capital appreciation, the fund could be an appropriate part of your overall investment strategy.


 Is there other information I need to review before making a decision?

   Be sure to review "Investment Policies and Practices" in Section 3, which discusses the following: Types of Portfolio Securities (common and preferred stocks, convertible securities and warrants, foreign securities, fixed income securities, high-yield/high-risk investing, hybrid instruments, and private placements); and Types of Management Practices (cash position, borrowing money and transferring assets, futures and options, managing foreign currency risk, lending of portfolio securities, and portfolio turnover).

T. ROWE PRICE                                 12
 ABOUT YOUR ACCOUNT
                                        2


 PRICING SHARES AND RECEIVING SALE PROCEEDS
  ---------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price equity fund.


 How and when shares are priced

   The share price (also called "net asset value" or NAV per share) for the fund is calculated at 4 p.m. ET each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.

  o The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional and employer-sponsored retirement accounts.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.


 How you can receive the proceeds from a sale

  o When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH is an automated method of initiating payments from and receiving

ABOUT YOUR ACCOUNT                            13
   payments in your financial institution account. ACH is a payment system supported by over 20,000 banks, savings banks, and credit unions, which electronically exchanges the transactions primarily through the Federal Reserve Banks. Proceeds sent by bank wire should be credited to your account the next business day.

  o Exception: Under certain circumstances and when deemed to be in the fund's best interests, your proceeds may not be sent for up to five business days after receiving your sale or exchange request. If you were exchanging into a bond or money fund, your new investment would not begin to earn dividends until the sixth business day.

  o If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
  ---------------------------------------------------------

 Dividends and Other Distributions

  o All net investment income and realized capital gains are distributed to shareholders.

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the business day of the reinvestment and to reinvest all subsequent distributions in shares of the fund.

   Income dividends
  o The fund declares and pays dividends (if any) annually.

  o All or part of the fund's dividends will be eligible for the 70% deduction for dividends received by corporations.

   Capital gains
  o A capital gain or loss is the difference between the purchase and sale price of a security.

T. ROWE PRICE                                 14
  o If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is usually declared and paid during the first quarter of the following year.


 Tax Information

  o You will be sent timely information for your tax filing needs.

   You need to be aware of the possible tax consequences when:

  o You sell fund shares, including an exchange from one fund to another.

  o The fund makes a distribution to your account.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes.

   In January, you will be sent Form 1099-B, indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For accounts opened new or by exchange in 1983 or later, we will provide you with the gain or loss of the shares you sold during the year, based on the "average cost" method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

   To help you maintain accurate records, we send you a confirmation immediately following each transaction (except for systematic purchases and redemptions) you make and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions
   The following summary does not apply to retirement accounts, such as IRAs, which are tax-deferred until you withdraw money from them.

   In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distribution made to you. This information will also be reported to the IRS. All distributions made by the funds are taxable to you for the year in which they were paid. The only exception is that distributions declared during the last three months of the year and paid in January are taxed as though they were paid by December 31. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividend, if any, that may be exempt from state income taxes.

   Short-term capital gain distributions are taxable as ordinary income and long-term gain distributions are taxable at the applicable long-term gain rate. The gain is long- or short-term depending on how long the fund held the securities, not how long you held shares in the fund. If you realize a loss
   on the sale        or exchange of fund shares held six months or less, your
   short-term loss recognized is reclassified to long-term to the extent of any long-term capital gain distribution received.
   Short-term capital gain distributions are taxable as ordinary income and long-term gain distributions are taxable at the applicable long-term gain rate. The gain is long- or short-term depending on how long the fund held the securities, not how long you held shares in the fund. If you realize a loss
   on the sale        or exchange of fund shares held six months or less, your
   short-term loss recognized is reclassified to long-term to the extent of any long-term capital gain distribution received.
   Short-term capital gain distributions are taxable as ordinary income and long-term gain distributions are taxable at the applicable long-term gain rate. The gain is long- or short-term depending on how long the fund held the securities, not how long you held shares in the fund. If you realize a loss
   on the sale        or exchange of fund shares held six months or less, your
   short-term loss recognized is reclassified to long-term to the extent of any long-term capital gain distribution received.

   Distributions resulting from the sale of certain foreign currencies and debt securities, to the extent of foreign exchange gains, are taxed as ordinary income or loss. If the fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the fund's dividends but will still be included in your taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for your portion of foreign taxes paid by the fund.

  o Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain distribution
   If you buy shares shortly before or on the "record date"-- the date that establishes you as the person to receive the upcoming distribution--you will receive, in the form of a taxable distribution, a portion of the money you just invested. Therefore, you may also wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation. When these amounts are eventually distributed, they are taxable.



 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
  ---------------------------------------------------------
  o Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

T. ROWE PRICE                                 16
   U.S. dollars
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. If, during the clearing period, we receive a check drawn against your bond or money market account, it will be returned marked "uncollected." (The 10-day hold does not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions
   These exchange and redemption services are established automatically when you sign the New Account Form unless you check the box which states that you do not want these services. The fund uses reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone are genuine and is not liable for acting on these instructions. If these procedures are not followed, it is the opinion of certain regulatory agencies that a fund may be liable for any losses that may result from acting on the instructions given. A confirmation is sent promptly after the telephone transaction. All conversations are recorded.

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of the fund's net assets, the fund has the right to delay sending your proceeds for up to five business days after receiving your request, or to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.

ABOUT YOUR ACCOUNT                            17
 Excessive Trading

  o T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses. We define "excessive trading" as exceeding one purchase and sale involving the same fund within any 120-day period.

   For example, you are in fund A. You can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C.

   If you exceed the number of trades described above, you may be barred indefinitely from further purchases of T. Rowe Price funds.

   Three types of transactions are exempt from excessive trading guidelines: 1) trades solely between money market funds; 2) redemptions that are not part of exchanges; and 3) systematic purchases or redemptions (see "Shareholder Services").


 Keeping Your Account Open

   Due to the costs to the fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.


 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the fund's transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/ UTMA accounts, for which the limit is $500. The fee will be waived for any investor whose aggregate T. Rowe Price mutual fund investments total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee will not apply to IRAs and other retirement plan accounts. (A separate custodial fee may apply to IRAs and other retirement plan accounts.)

T. ROWE PRICE                                 18
 Signature Guarantees

  o A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:


  o Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  o Remitting redemption proceeds to any person, address, or bank account not on record.

  o Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  o Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

ABOUT YOUR ACCOUNT                            19
 MORE ABOUT THE FUND
                                        3


 ORGANIZATION AND MANAGEMENT
  ---------------------------------------------------------

 How is the fund organized?

   The fund was organized as a Massachusetts business trust in 1986, and is a "diversified, open-end investment company," or mutual fund. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.


  o Shareholders benefit from T. Rowe Price's 60 years of investment management experience.


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  o Receive a proportional interest in the fund's income and capital gain distributions.

  o Cast one vote per share on certain fund matters, including the election of fund trustees, changes in fundamental policies, or approval of changes in the fund's management contract.


 Do T. Rowe Price funds have annual shareholder meetings?

   The funds are not required to hold annual meetings and, in order to avoid unnecessary costs to fund shareholders, do not intend to do so except when certain matters, such as a change in a fund's fundamental policies, are to be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting if they wish for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include a voting card for you to mail back.

T. ROWE PRICE                                 20
 Who runs the fund?

   General Oversight
   The fund is governed by a Board of Trustees that elects the fund's officers and meets regularly to review the fund's investments, performance, expenses, and other business affairs. The policy of the fund is that a majority of Board members will be independent of T. Rowe Price.

  o All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price--specifically by the fund's portfolio managers.

   Portfolio Management
   The fund has an Investment Advisory Committee composed of the following members: Richard P. Howard, Chairman, Arthur B. Cecil III, Charles A. Morris, Charles M. Ober, and Brian C. Rogers. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Mr. Howard has been chairman of the fund's committee since 1989. Mr. Howard joined T. Rowe Price in 1982 and has been managing investments since 1989.

   Marketing
   T. Rowe Price Investment Services, Inc., a wholly owned subsidiary of T. Rowe Price, distributes (sells) shares of this and all other T. Rowe Price funds.

   Shareholder Services
   T. Rowe Price Services, Inc., another wholly owned subsidiary, acts as the fund's transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly owned subsidiary. The address for each is 100 East Pratt St., Baltimore, MD 21202.


 How are fund expenses determined?

   The management agreement spells out the expenses to be paid by each fund. In addition to the management fee, the funds pay for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director/trustee fees and expenses.

  o The fund's management fee is subject to a performance adjustment described under Transaction and Fund Expenses.

ABOUT YOUR ACCOUNT                            21
   The Management Fee
   This fee has two parts-- an "individual fund fee" (discussed under Transaction and Fund Expenses), which reflects a fund's particular investment management costs, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except Equity Index and the Spectrum Funds and any institutional or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

     0.480%  First $1 billion  0.370%  Next $1 billion  0.330%  Next $10 billion
     -----------------------------------------------------------------------------
     0.450%  Next $1 billion   0.360%  Next $2 billion  0.320%  Next $10 billion
     -----------------------------------------------------------------------------
     0.420%  Next $1 billion   0.350%  Next $2 billion  0.310%  Next $16 billion
     -----------------------------------------------------------------------------
     0.390%  Next $1 billion   0.340%  Next $5 billion  0.305%  Thereafter


   The fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the Price funds described previously. Based on combined T. Rowe Price funds' assets of approximately $61 billion at December 31, 1996, the group fee was 0.33%.


  o For the fiscal year ended December 31, 1996, fees paid by the fund included the following: $665,000 to T. Rowe Price Services, Inc. for transfer and dividend disbursing functions and shareholder services; $1,298,000 to T. Rowe Price Retirement Plan Services, Inc. for recordkeeping services for certain retirement plans; and $85,000 to T. Rowe Price for accounting services.



 UNDERSTANDING PERFORMANCE INFORMATION
  ---------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us, in our newsletter, The Price Report, in Insights articles, in T. Rowe Price advertisements, and in the media.


 Total Return

  o Total return is the most widely used performance measure. Detailed performance information is included in the fund's annual and semiannual shareholder reports, and in the quarterly Performance Update, which are all available without charge.

T. ROWE PRICE                                 22
   This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Including reinvested distributions means that total return numbers include the effect of compounding, i.e., you receive income and capital gain distributions on a rising number of shares.

   Advertisements for a fund may include cumulative or compound average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.


 Cumulative Total Return

   This is the actual rate of return on an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated between the beginning and the end of the period specified.


 Average Annual Total Return

   This is always hypothetical. Working backward from the actual cumulative return, it tells you what constant year-by-year return would have produced the actual cumulative return. By smoothing out all the variations in annual performance, it gives you an idea of the investment's annual contribution to your portfolio provided you held it for the entire period in question.



 INVESTMENT POLICIES AND PRACTICES
  ---------------------------------------------------------
   This section takes a detailed look at some of the types of securities the fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. The fund's investment program is subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change the fund's objective and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies," which can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. The fund adheres to applicable investment restrictions and policies at the time it makes an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

ABOUT YOUR ACCOUNT                            23

   The fund's holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth herein. For instance, this fund is not permitted to invest more than 10% of total assets in hybrid instruments. While these restrictions provide a useful level of detail about the fund's investment program, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in hybrid instruments could have significantly more of an impact on the fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the fund's other investments.

   Changes in the fund's holdings, the fund's performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  o Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help the fund achieve its objectives.


 Types of Portfolio Securities

   In seeking to meet its investment objective, the fund may invest in any type of security or instrument (including certain potentially high-risk derivatives) whose investment characteristics are consistent with the fund's investment program. The following pages describe the principal types of portfolio securities and investment management practices of the fund.

   Fundamental policy The fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer or more than 10% of the voting securities of the issuer would be held by the fund.

   Common and Preferred Stocks
   Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

   Convertible Securities and Warrants
   The fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).
   The fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

   Foreign Securities
   The fund may invest in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). These risks are heightened for investments in developing countries and there is no limit on the amount of the fund's foreign investments which may be made in such countries.

   Operating policy The fund may invest up to 25% of its total assets (excluding reserves) in foreign securities.

   Fixed Income Securities
   The fund may invest in debt securities of any type without regard to quality or rating. Such securities would be purchased in companies which meet the investment criteria for the fund. The price of a bond fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise.

   High-Yield/High-Risk Investing
   The total return and yield of lower-quality (high-yield/high-risk) bonds, commonly referred to as "junk" bonds, can be expected to fluctuate more than the total return and yield of higher-quality, shorter-term bonds, but not as much as common stocks. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

MORE ABOUT THE FUND                           25
   Operating policy The fund will not purchase a noninvestment-grade debt security (or junk bond) if immediately after such purchase the fund would have more than 15% of its total assets invested in such securities.

   Hybrid Instruments
  o Hybrids can have volatile prices and limited liquidity and their use by the fund may not be successful.

   These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

   Operating policy The fund may invest up to 10% of its total assets in hybrid instruments.

   Private Placements
   These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.


   Operating policy The fund will not invest more than 15% of its net assets in illiquid securities.


 Types of Management Practices


   Cash Position
   The fund will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. For temporary, defensive purposes, the fund may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and serves as a short-term defense during periods of unusual market volatility.

   Borrowing Money and Transferring Assets
   The fund can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

T. ROWE PRICE                                 26
   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

   Operating policies The fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of the fund's total assets. The fund may not purchase additional securities when borrowings exceed 5% of total assets.

   Futures and Options

   Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk, because they enable the investor to buy or sell an asset in the future at an agreed upon price. Options (another type of potentially high-risk derivative) give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. The fund may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; and to protect the value of portfolio securities. The fund may purchase, sell, or write call and put options on securities, financial indices, and foreign currencies.

   Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower the fund's total return, and the potential loss from the use of futures can exceed the fund's initial exposure to such contracts. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by the fund.

   Operating policies Futures: Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of the fund's net asset value. Options on securities: The total market value of securities against which the fund has written call or put options may not exceed 25% of its total assets. The fund will not commit more than 5% of its total assets to premiums when purchasing call or put options.

   Managing Foreign Currency Risk
   Investors in foreign securities may "hedge" their exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at a specified exchange rate. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." Although foreign currency transactions will be used primarily to protect the fund's foreign securities from adverse currency movements relative to the dollar, they involve the risk that anticipated currency movements will not occur and the fund's total return could be reduced.

MORE ABOUT THE FUND                           27
   Lending of Portfolio Securities
   Like other mutual funds, the fund may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, the fund could experience delays in recovering its securities and possibly capital losses.

   Fundamental policy The value of loaned securities may not exceed 33/1//\\/3/\\% of total fund assets.

   Portfolio Turnover

   The fund will not generally trade in securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. A high turnover rate may increase transaction costs and result in additional taxable gains. The fund's portfolio turnover rates for the fiscal years ending December 31, 1996, 1995, and 1994 were 44.2%, 47.0%, and 43.6%, respectively.

T. ROWE PRICE                                 28
 INVESTING WITH T. ROWE PRICE
                                        4


 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
  ---------------------------------------------------------
Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

Employer-Sponsored Retirement Plans and Institutional Accounts T. Rowe Price Trust Company 1-800-492-7670 1-410-625-6585
Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
  ---------------------------------------------------------
$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

INVESTING WITH T. ROWE PRICE                  29
By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check together with the New Account Form to the address on the following page. We do not accept third party checks to open new accounts, except for IRA Rollover checks that are properly endorsed.

Regular Mail
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21298-9353

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Blvd. Owings Mills, MD 21117

By Wire
Call Investor Services for an account number and give the following wire information to your bank:


PNC Bank, National Association (Pittsburgh) ABA# 043000096 T. Rowe Price [fund name] Account# 1004397951 account name and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed above.

Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received. Also, retirement plans cannot be opened by wire.

By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Shareholder Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person
Drop off your New Account Form at any location listed on the cover and obtain a receipt.

T. ROWE PRICE                                 30
 PURCHASING ADDITIONAL SHARES
  ---------------------------------------------------------
$100 minimum purchase; $50 minimum for retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/UTMA) accounts

By ACH Transfer
Use Tele*Access or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

By Wire
Call Shareholder Services or use the wire address in Opening a New Account.

By Mail

1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the address shown below with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.

Regular Mail
T. Rowe Price Funds Account Services P.O. Box 89000 Baltimore, MD 21289-1500

/(For mailgrams, express, registered, or certified mail, see previous / /section.)/

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
  ---------------------------------------------------------
By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer, Tele*Access (if you have previously authorized telephone services), mailgram, or express

INVESTING WITH T. ROWE PRICE                  31
mail. For exchange policies, please see Transaction Procedures and Special Requirements --Excessive Trading.

Redemption proceeds can be mailed to your account address, sent by ACH transfer, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers --By Wire under Shareholder Services.

By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. Please mail to the appropriate address below. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements--Signature Guarantees).

Regular Mail
For nonretirement and IRA accounts
T. Rowe Price Account Services P.O. Box 89000 Baltimore, MD 21289-0220

For employer-sponsored retirement accounts
T. Rowe Price Trust Company P.O. Box 89000 Baltimore, MD 21289-0300

Redemptions from employer-sponsored retirement accounts must be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.

Rights Reserved by the Fund
The fund and its agents reserve the right to waive or lower investment minimums; to accept initial purchases by telephone or mailgram; to refuse any purchase order; to cancel or rescind any purchase or exchange (for example, if an account has been restricted due to

T. ROWE PRICE                                 32
excessive trading or fraud) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions believed to be genuine.



 SHAREHOLDER SERVICES
  ---------------------------------------------------------
Shareholder Services 1-800-225-5132 1-410-625-6500 Investor Services 1-800-638-5660 1-410-547-2308
Many services are available to you as a T. Rowe Price shareholder; some you receive automatically and others you must authorize on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section reviews some of the principal services currently offered. Our Services Guide contains detailed descriptions of these and other services.

If you are a new T. Rowe Price investor, you will receive a Services Guide with our Welcome Kit.


Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans

We offer a wide range of plans for individuals, institutions, and large and small businesses: IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b)(7). For information on IRAs, call Investor Services. For information on all other retirement plans, including our no-load variable annuity, please call our Trust Company at 1-800-492-7670.

Exchange Service
You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states w h e r e t h e f u n d s a r e r e g i s t e r e d . ) S o m e o f t h e T. Rowe Price f u nds may impose a redemption fee of 0.5% to 2% on shares held for less than six months or one year, as specified in the prospectus. The fee is paid to the fund. You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states w h e r e t h e f u n d s a r e r e g i s t e r e d . ) S o m e o f t h e T. Rowe Price f u nds may impose a redemption fee of 0.5% to 2% on shares held for less than six months or one year, as specified in the prospectus. The fee is paid to the fund.

T. ROWE PRICE                                 34
nds may impose a redemption fee of 0.5% to 2% on shares held for less than six months or one year, as specified in the prospectus. The fee is paid to the fund.

Automated Services Tele*Access 1-800-638-2587
Tele*Access

24-hour service via a toll-free number enables you to (1) access information on fund yields, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers below).

T. Rowe Price OnLine
24-hour service via dial-up modem provides the same services as Tele*Access but on a personal computer. Please call Investor Services for an information guide.

Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the cover.

Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

INVESTING WITH T. ROWE PRICE                  35
Checkwriting
(Not available for equity funds or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder
You instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.

T. ROWE PRICE                                 36
 DISCOUNT BROKERAGE
  ---------------------------------------------------------

This additional service gives you the opportunity to easily consolidate all of your investments with one company. Through our discount brokerage, you can buy and sell individual securities -- stocks, bonds, options, and others -- at considerable commission savings. We also provide a wide range of services, including:

To open an account 1-800-638-5660 For existing discount brokerage investors 1-800-225-7720
Automated telephone and on-line services
You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs save you an additional 10% on commissions.

Note: Discount applies to our current commission schedule, subject to our $35 minimum commission.

Investor information
A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and optional Stock Reports, can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service
Virtually all stocks held in customer accounts are eligible for this service--free of charge.

/Discount Brokerage is a division of //T. Rowe Price// Investment / /Services, Inc., Member NASD/SIPC./

INVESTING WITH T. ROWE PRICE                  37

 INVESTMENT INFORMATION
  ---------------------------------------------------------
To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements.

Shareholder Reports
Fund managers' reviews of their strategies and results. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at 100 East Pratt Street, Baltimore, Maryland 21202.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
Quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides
Asset Mix Worksheet, College Planning Kit, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, Tax Considerations for Investors, and Diversifying Overseas: A T. Rowe Price Guide to International Investing.

T. ROWE PRICE                                 38
To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and timely, informative reports.


To Open a Mutual Fund Account
 Investor Services
 1-800-638-5660    1-410-547-2308

For Existing Accounts
 Shareholder Services
 1-800-225-5132
 1-410-625-6500

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 1-800-638-2587    24 hours, 7 days


To Open a Discount
Brokerage Account
 1-800-638-5660

Plan Account Line
 1-800-401-3279
 For retirement plan
 investors

INVESTING WITH T. ROWE PRICE                  39



Investor Centers
 101 East Lombard St.    Baltimore, MD 21202

 T. Rowe Price
 Financial Center
 10090 Red Run Blvd.
 Owings Mills, MD 21117

 Farragut Square
 900 17th Street, N.W.
 Washington, D.C. 20006

 ARCO Tower
 31st Floor
 515 South Flower St.
 Los Angeles, CA 90071

 4200 West Cypress St.
 10th Floor
 Tampa, FL 33607


Internet Address
 http://www.troweprice.com

T. ROWE PRICE                                 40

                                                              PROSCAF 5/1/97

INVESTING WITH T. ROWE PRICE                  41



























































          PAGE 7
          Statement of Additional Information for the T. Rowe Price Capital Appreciation Fund dated May 1, 1997, should be inserted here.








          PAGE 1
                         STATEMENT OF ADDITIONAL INFORMATION

                          T. ROWE PRICE BALANCED FUND, INC.
                      T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
                       T. ROWE PRICE CAPITAL APPRECIATION FUND
                     T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.
                       T. ROWE PRICE DIVIDEND GROWTH FUND, INC.
                           T. ROWE PRICE EQUITY INCOME FUND
                     T. ROWE PRICE FINANCIAL SERVICES FUND, INC.
                       T. ROWE PRICE GROWTH & INCOME FUND, INC.
                        T. ROWE PRICE GROWTH STOCK FUND, INC.
                       T. ROWE PRICE HEALTH SCIENCES FUND, INC.
                           T. ROWE PRICE INDEX TRUST, INC.
                       T. ROWE PRICE MID-CAP GROWTH FUND, INC.
                        T. ROWE PRICE MID-CAP VALUE FUND, INC.
                        T. ROWE PRICE NEW AMERICA GROWTH FUND
                           T. ROWE PRICE NEW ERA FUND, INC.
                        T. ROWE PRICE NEW HORIZONS FUND, INC.
                    T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
                       T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
                      T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
                            T. ROWE PRICE VALUE FUND, INC.
                                         and
                           INSTITUTIONAL EQUITY FUNDS, INC.
                              MID-CAP EQUITY GROWTH FUND

                (collectively the "Funds" and individually the "Fund")


               This Statement of Additional Information is not a prospectus but should be read in conjunction with the appropriate Fund prospectus dated May 1, 1997, which may be obtained from
          T. Rowe Price Investment Services, Inc., 100 East Pratt Street, Baltimore, Maryland 21202.

               If you would like a prospectus for a Fund of which you are not a shareholder, please call 1-800-638-5660. A prospectus with more complete information, including management fees and expenses will be sent to you. Please read it carefully.

               The date of this Statement of Additional Information is May 1, 1997.


                                                             SAI-EQU 5-1-97




















          PAGE 2
                                  TABLE OF CONTENTS

                                     Page                          Page

          Asset-Backed Securities . .     Legal Counsel . . . . . .
          Capital Stock . . . . . . .     Lending of Portfolio
          Custodian . . . . . . . . .      Securities . . . . . . .
          Code of Ethics  . . . . . .     Management of Funds . . .
          Distributor for Fund  . . .     Mortgage-Related
          Dividends and                    Securities . . . . . . .
           Distributions  . . . . . .     Net Asset Value Per Share
          Federal Registration  . . .     Options . . . . . . . . .
           of Shares  . . . . . . . .     Organization of the Fund
          Foreign Currency                Portfolio Management
           Transactions . . . . . . .      Practices  . . . . . . .
          Foreign Futures and             Portfolio Transactions  .
           Options  . . . . . . . . .     Pricing of Securities . .
          Foreign Securities  . . . .     Principal Holders of  . .
          Futures Contracts . . . . .      Securities . . . . . . .
          Hybrid Instruments  . . . .     Ratings of Corporate Debt
          Independent Accountants . .      Securities . . . . . . .
          Illiquid or Restricted          Repurchase Agreements . .
           Securities . . . . . . . .     Risk Factors  . . . . . .
          Investment Management           Tax Status  . . . . . . .
           Services . . . . . . . . .     Taxation of Foreign
          Investment Objectives and        Shareholders . . . . . .
           Policies . . . . . . . . .     Warrants  . . . . . . . .
          Investment Performance  . .     When-Issued Securities and
          Investment Program  . . . .      and Forward Commitment
          Investment Restrictions . .      Contracts  . . . . . . .


                          INVESTMENT OBJECTIVES AND POLICIES

               The following information supplements the discussion of each Fund's investment objectives and policies discussed in each Fund's prospectus. The Funds will not make a material change in their investment objectives without obtaining shareholder approval. Unless otherwise specified, the investment programs and restrictions of the Funds are not fundamental policies. Each Fund's operating policies are subject to change by each Board of Directors/Trustees without shareholder approval. However, shareholders will be notified of a material change in an operating policy. Each Fund's fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the Fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented.

               Throughout this Statement of Additional Information, "the Fund" is intended to refer to each Fund listed on the cover page, unless otherwise indicated.













          PAGE 3
                                     RISK FACTORS

          General

               Because of its investment policy, the Fund may or may not be suitable or appropriate for all investors. The Fund is not a money market fund and is not an appropriate investment for those whose primary objective is principal stability. The Fund will normally have substantially all (for the Balanced Fund 50-70% and for the Capital Appreciation Fund at least 50%) of its assets in equity securities (e.g., common stocks). This portion of the Fund's assets will be subject to all of the risks of investing in the stock market. There is risk in all investment. The value of the portfolio securities of the Fund will fluctuate based upon market conditions. Although the Fund seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk. There can, of course, be no assurance that the Fund will achieve its investment objective. Reference is also made to the sections entitled "Types of Securities" and "Portfolio Management Practices" for discussions of the risks associated with the investments and practices described therein as they apply to the Fund.

          Foreign Securities (All Funds other than Equity Index Fund)

               The Fund may invest in U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers.

                          Risk Factors of Foreign Investing

               There are special risks in foreign investing. Many of the risks are more pronounced for investments in developing or emerging countries, such as many of the countries of Southeast Asia, Latin America, Eastern Europe and the Middle East. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

               Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The internal politics of certain foreign countries are not as stable as in the United States. For example, in 1991, the existing government in Thailand was overthrown in a military coup. In 1992, there were two military coup attempts in Venezuela and in 1992 the President of Brazil was impeached. In addition, significant external political risks currently affect some foreign countries. Both Taiwan and China still claim sovereignty of one another and there is a demilitarized border between North and South Korea.












          PAGE 4
               Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

               Currency Fluctuations. The Fund may invest in securities denominated in various currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Funds' assets denominated in that currency. Such changes will also affect the Funds' income. Generally, when a given currency appreciates against the dollar (the dollar weakens) the value of the Fund's securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens) the value of the Funds' securities denominated in that currency would be expected to decline.

               Investment and Repatriation of Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions may limit at times and preclude investment in certain of such countries and may increase the cost and expenses of the Funds. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Funds invest. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. For example, capital invested in Chile normally cannot be repatriated for one year.

               Market Characteristics. It is contemplated that most foreign securities, other than Latin American securities, will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Currently, it is anticipated that many Latin American investments will be made through ADRs traded in the United States. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the












          PAGE 5
          Funds' portfolio securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although the Funds will endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to a Fund.

               Investment Funds. The Fund may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. If the Fund invest in such investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the investment manager), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

               Information and Supervision. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. It also may be more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities.

               Taxes. The dividends and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Funds' shareholders.

               Other. With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.












          PAGE 6
               Eastern Europe and Russia. Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property.
          In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the Fund's assets invested in such countries and these authorities may not qualify as a foreign custodian under the Investment Company Act of 1940 and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia. Each Fund will only invest in a company located in, or a government of, Eastern Europe and Russia, if it believes the potential return justifies the risk. To the extent any securities issued by companies in Eastern Europe and Russia are considered illiquid, each Fund will be required to include such securities within its 15% restriction on investing in illiquid securities.

          Latin America

               Inflation. Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

               Political Instability. The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers and result in significant disruption in securities












          PAGE 7
          markets.

               Foreign Currency. Certain Latin American countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. Certain Latin American countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund's interests in securities denominated in such currencies.

               Sovereign Debt. A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.


                                  INVESTMENT PROGRAM

                                 Types of Securities

               Set forth below is additional information about certain of the investments described in the Fund's prospectus.

                          Illiquid or Restricted Securities

               Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Fund's Board of Directors/Trustees. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.













          PAGE 8
               Notwithstanding the above, the Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. T. Rowe Price under the supervision of the Fund's Board of Directors/Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, T. Rowe Price will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, T. Rowe Price could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchases, (3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

                                  Hybrid Instruments

               Hybrid Instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the












          PAGE 9
          conversion terms related to a particular commodity.

               Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

               The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

               Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments.












          PAGE 10
          Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

               Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

               Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counter party or issuer of the Hybrid Instrument would be an additional risk factor which the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

               The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, the Fund will limit its investments in Hybrid Instruments to 10% of total assets. However, because of their volatility, it is possible that the Fund's investment in Hybrid Instruments will account for more than 10% of the Fund's return (positive or negative).

                                       Warrants

               The Fund may acquire warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but












          PAGE 11
          only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

                                   Debt Securities

             Balanced, Blue Chip Growth, Capital Appreciation, Capital Opportunity, Dividend Growth, Equity Income, Financial Services, Growth & Income, Mid-Cap Value, New Era, Small-Cap Stock, Small-Cap Value, and Value Funds

               Debt Obligations

               Although a majority of the Fund's assets are invested in common stocks, the Fund may invest in convertible securities, corporate debt securities and preferred stocks which hold the prospect of contributing to the achievement of the Fund's objectives. Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and rating of the issue. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. The Fund's investment program permits it to purchase below investment grade securities. Since investors generally perceive that there are greater risks associated with investment in lower quality securities, the yields from such securities normally exceed those obtainable from higher quality securities. However, the principal value of lower-rated securities generally will fluctuate more widely than higher quality securities. Lower quality investments entail a higher risk of default-that is, the nonpayment of interest and principal by the issuer than higher quality investments. Such securities are also subject to special risks, discussed below. Although the Fund seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the Fund will achieve its investment objective.













          PAGE 12
               After purchase by the Fund, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, T. Rowe Price will consider such event in its determination of whether the Fund should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus.

               Special Risks of High Yield Investing

               The Fund may invest in low quality bonds commonly referred to as "junk bonds." Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low and lower-medium quality bonds involves greater investment risk, to the extent the Fund invests in such bonds, achievement of its investment objective will be more dependent on T. Rowe Price's credit analysis than would be the case if the Fund was investing in higher quality bonds. High yield bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high yield bond prices because the advent of such events could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. In addition, the secondary trading market for high yield bonds may be less liquid than the market for higher grade bonds, which can adversely affect the ability of a Fund to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process.

               Fixed income securities in which the Fund may invest include, but are not limited to, those described below.

               U.S. Government Obligations. Bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

               U.S. Government Agency Securities. Issued or guaranteed by U.S. Government sponsored enterprises and federal agencies.
          These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S.












          PAGE 13
          Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

               Bank Obligations. Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

               Short-Term Corporate Debt Securities. Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

               Commercial Paper. Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates.

               Foreign Government Securities. Issued or guaranteed by a foreign government, province, instrumentality, political subdivision or similar unit thereof.

               Savings and Loan Obligations. Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

               Supranational Agencies. Securities of certain supranational entities, such as the International Development Bank.

               When-Issued Securities and Forward Commitment Contracts

               The Fund may purchase securities on a "when-issued" or delayed delivery basis ("When-Issueds") and may purchase securities on a forward commitment basis ("Forwards"). Any or all of the Fund's investments in debt securities may be in the form of When-Issueds and Forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for When-Issueds, but may be substantially longer for Forwards. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risks are. At the time the Fund makes the commitment to purchase these












          PAGE 14
          securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund will cover these securities by maintaining cash and/or liquid, high-grade debt securities with its custodian bank equal in value to commitments for them during the time between the purchase and the settlement. Therefore, the longer this period, the longer the period during which alternative investment options are not available to the Fund (to the extent of the securities used for cover). Such securities either will mature or, if necessary, be sold on or before the settlement date.

               To the extent the Fund remains fully or almost fully invested (in securities with a remaining maturity or more than one year) at the same time it purchases these securities, there will be greater fluctuations in the Fund's net asset value than if the Fund did not purchase them.

          Balanced Fund

                             Mortgage-Related Securities


               Mortgage-related securities in which the Fund may invest include, but are not limited to, those described below.

               Mortgage-Backed Securities. Mortgage-backed securities are securities representing an interest in a pool of mortgages. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year fixed rate, graduated payment, and 15-year. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Fund. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Fund. This principal is returned to the Fund at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

               U.S. Government Agency Mortgage-Backed Securities. These are obligations issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), the Federal National Mortgage Association ("Fannie Mae" or "FNMA") the Federal Home Loan Mortgage Corporation ("Freddie












          PAGE 15
          Mac" or "FHLMC"), and the Federal Agricultural Mortgage Corporation ("Farmer Mac" or "FAMC"). FNMA, FHLMC, and FAMC obligations are not backed by the full faith and credit of the U.S. government as GNMA certificates are, but they are supported by the instrumentality's right to borrow from the United States Treasury. U.S. Government Agency Mortgage-Backed Certificates provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Each of GNMA, FNMA, FHLMC, and FAMC guarantees timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues Mortgage-Backed Securities (FHLMC Gold
          PCs) which also guarantee timely payment of monthly principal reductions.

               Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the United States Treasury with no limitations as to amount.

               Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. FNMA Certificates represent a pro-rata interest in a group of mortgage loans purchased by Fannie Mae. FNMA guarantees the timely payment of principal and interest on the securities it issues. The obligations of FNMA are not backed by the full faith and credit of the U.S. government.

               Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac Certificates represent a pro-rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. Freddie Mac guarantees timely payment of interest and principal on certain securities it issues and timely












          PAGE 16
          payment of interest and eventual payment of principal on other securities it issues. The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

               Farmer Mac Certificates. The Federal Agricultural Mortgage Corporation ("Farmer Mac") is a federally chartered instrumentality of the United States established by Title VIII of the Farm Credit Act of 1971, as amended ("Charter Act"). Farmer Mac was chartered primarily to attract new capital for financing of agricultural real estate by making a secondary market in certain qualified agricultural real estate loans. Farmer Mac provides guarantees of timely payment of principal and interest on securities representing interests in, or obligations backed by, pools of mortgages secured by first liens on agricultural real estate ("Farmer Mac Certificates"). Similar to Fannie Mae and Freddie Mac, Farmer Mac's Certificates are not supported by the full faith and credit of the U.S. Government; rather, Farmer Mac may borrow up from the U.S. Treasury to meet its guaranty obligations.

               As discussed above, prepayments on the underlying mortgages and their effect upon the rate of return of a Mortgage-Backed Security, is the principal investment risk for a purchaser of such securities, like the Fund. Over time, any pool of mortgages will experience prepayments due to a variety of factors, including (1) sales of the underlying homes (including foreclosures), (2) refinancings of the underlying mortgages, and
          (3) increased amortization by the mortgagee. These factors, in turn, depend upon general economic factors, such as level of interest rates and economic growth. Thus, investors normally expect prepayment rates to increase during periods of strong economic growth or declining interest rates, and to decrease in recessions and rising interest rate environments. Accordingly, the life of the Mortgage-Backed Security is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Mortgage-Backed Security, but FHA statistics indicate that 25- to 30-year single family dwelling mortgages have an average life of approximately 12 years. The majority of Ginnie Mae Certificates are backed by mortgages of this type, and, accordingly, the generally accepted practice treats Ginnie Mae Certificates as 30-year securities which prepay full in the 12th year. FNMA and Freddie Mac Certificates may have differing prepayment characteristics.

               Fixed Rate Mortgage-Backed Securities bear a stated "coupon rate," which represents the effective mortgage rate at the time of issuance, less certain fees to GNMA, FNMA and FHLMC for providing the guarantee, and the issuer for assembling the pool and for passing through monthly payments of interest and principal.












          PAGE 17
               Payments to holders of Mortgage-Backed Securities consist of the monthly distributions of interest and principal less the applicable fees. The actual yield to be earned by a holder of Mortgage-Backed Securities is calculated by dividing interest payments by the purchase price paid for the Mortgage-Backed Securities (which may be at a premium or a discount from the face value of the certificate).

               Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Mortgage-Backed Securities. Because of the variation in the life of the pools of mortgages which back various Mortgage-Backed Securities, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of Mortgage-Backed Securities will differ significantly from the yield estimated by using an assumption of a certain life for each Mortgage-Backed Security included in such a portfolio as described above.

               U.S. Government Agency Multiclass Pass-Through Securities. Unlike CMOs, U.S. Government Agency Multiclass Pass-Through Securities, which include FNMA Guaranteed REMIC Pass-Through Certificates and FHLMC Multi-Class Mortgage Participation Certificates, are ownership interests in a pool of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

               Multi-Class Residential Mortgage Securities. Such securities represent interests in pools of mortgage loans to residential home buyers made by commercial banks, savings and loan associations or other financial institutions. Unlike GNMA, FNMA and FHLMC securities, the payment of principal and interest on Multi-Class Residential Mortgage Securities is not guaranteed by the U.S. government or any of its agencies. Accordingly, yields on Multi-Class Residential Mortgage Securities have been historically higher than the yields on U.S. government mortgage securities. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. Government or its agencies. Additionally, pools of such securities may be divided into senior or subordinated segments. Although subordinated mortgage securities may have a higher yield than senior mortgage securities, the risk of loss of principal is greater because losses on the underlying mortgage loans must be borne by persons holding subordinated securities before those holding senior mortgage securities.

               Privately-Issued Mortgage-Backed Certificates. These are pass-through certificates issued by non-governmental issuers. Pools of conventional residential mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or












          PAGE 18
          indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurance or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's quality standards. The Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, the investment manager determines that the securities meet the Fund's quality standards.

          Collateralized Mortgage Obligations (CMOs)

               CMOs are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO deal are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a CMO structure are retired sequentially as opposed to the pro rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate and long final maturities and expected average lives.

               In recent years, new types of CMO structures have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related












          PAGE 19
          securities.

               The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life and price of CMOs.
          The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

                      Stripped Agency Mortgage-Backed Securities

               Stripped Agency Mortgage-Backed securities represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped Agency Mortgage-Backed Securities may be issued by U.S. Government Agencies or by private issuers similar to those described above with respect to CMOs and privately-issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund.

               The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to fully recoup its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

               The staff of the Securities and Exchange Commission has advised the Fund that it believes the Fund should treat IOs and POs, other than government-issued IOs or POs backed by fixed rate mortgages, as illiquid securities and, accordingly, limit its investments in such securities, together with all other illiquid securities, to 15% of the Fund's net assets. Under the staff's












          PAGE 20
          position, the determination of whether a particular government-issued IO and PO backed by fixed rate mortgages may be made on a case by case basis under guidelines and standards established by the Fund's Board of Directors/Trustees. The Fund's Board of Directors/Trustees has delegated to T. Rowe Price the authority to determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue's structure, including the number of tranches; size of the issue and the number of dealers who make a market in the IO or PO. The Fund will treat non-government-issued IOs and POs not backed by fixed or adjustable rate mortgages as illiquid unless and until the Securities and Exchange Commission modifies its position.

                               Asset-Backed Securities

               The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

               Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool.

          Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. See "Types of Credit Support".

               Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for












          PAGE 21
          the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit Support"), the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

                            PORTFOLIO MANAGEMENT PRACTICES

                           Lending of Portfolio Securities

               Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Fund will not have the right to vote on securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by T. Rowe Price to be of good standing and will not be made unless, in the judgment of T. Rowe Price, the consideration to be earned from such loans would justify the risk.

          Other Lending/Borrowing

               Subject to approval by the Securities and Exchange Commission and certain state regulatory agencies, the Fund may make loans to, or borrow funds from, other mutual funds sponsored or advised by T. Rowe Price or Rowe Price-Fleming International, Inc. ("Price-Fleming"), (collectively, "Price Funds"). The Fund has no current intention of engaging in these practices at this time.

                                Repurchase Agreements

               The Fund may enter into a repurchase agreement through which












          PAGE 22
          an investor (such as the Fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price's approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by T. Rowe Price. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Fund will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

                            Reverse Repurchase Agreements

               Although the Fund has no current intention, in the foreseeable future, of engaging in reverse repurchase agreements, the Fund reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a Fund is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund, subject to Investment Restriction (1). (See "Investment Restrictions," page __.)

          All Funds, Except Equity Index Fund

                                       Options

               Options are a type of potentially high-risk derivative.

                             Writing Covered Call Options













          PAGE 23
               The Fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by a Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in T. Rowe Price's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

               A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

               The Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid high-grade debt obligations having a value equal to the fluctuating market value of the optioned securities or currencies.

               Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not do), but capable of enhancing the Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over












          PAGE 24
          when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

               The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made,
          T. Rowe Price, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

               Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as












          PAGE 25
          well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

               Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

               The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.



     The Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Fund's net assets. In calculating the 25% limit, the Fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

                             Writing Covered Put Options

               The Fund may write American or European style covered put options and purchase options to close out options previously written by the Fund. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.













          PAGE 26
               The Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)

               The Fund would generally write covered put options in circumstances where T. Rowe Price wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

               The Fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Fund's net assets. In calculating the 25% limit, the Fund will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.


                                Purchasing Put Options

                 The Fund may purchase American or European style put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided below.












          PAGE 27
               The Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where T. Rowe Price deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

               The Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

               The Fund will not commit more than 5% of its assets to premiums when purchasing put and call options. The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.


                               Purchasing Call Options

                 The Fund may purchase American or European style call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such












          PAGE 28
          options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

               Call options may be purchased by the Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases.
          So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

               The Fund will not commit more than 5% of its assets to premiums when purchasing call and put options. The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

                          Dealer (Over-the-Counter) Options

               The Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

               Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction












          PAGE 29
          with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund's ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

               The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instrument accordingly.

          Equity Index Fund

               The only option activity the Fund currently may engage in is the purchase of S&P 500 call options. Such activity is subject to the same risks described above under "Purchasing Call Options". The Fund reserves the right to engage in other options activity, however.


          All Funds

                                  Futures Contracts

               Futures contracts are a type of potentially high-risk derivative.

          Transactions in Futures













          PAGE 30
               The Fund may enter into futures contracts including stock index, interest rate and currency futures ("futures or futures contracts"). The New Era Fund may also enter into futures on commodities related to the types of companies in which it invests, such as oil and gold futures. The Equity Index Fund may only enter into stock index futures, such as the S&P 500 stock index, to provide an efficient means of maintaining liquidity while being invested in the market, to facilitate trading or to reduce transaction costs. It will not use futures for hedging purposes. Otherwise the nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

               Stock index futures contracts may be used to provide a hedge for a portion of the Fund's portfolio, as a cash management tool, or as an efficient way for T. Rowe Price to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Fund may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund's portfolio successfully, the Fund must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the Fund's portfolio securities.

               Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

               The Fund will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Futures are traded in London, at the London International Financial Futures Exchange, in Paris, at the MATIF, and in Tokyo, at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

          Regulatory Limitations

               The Fund will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.












          PAGE 31
               The Fund may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those positions would exceed 5% of the net asset value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy, options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options". This policy may be modified by the Board of Directors/Trustees without a shareholder vote and does not limit the percentage of the Fund's assets at risk to 5%.



               The Fund's use of futures contracts will not result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or the writing of call or put options thereon by the Fund, an amount of cash, U.S. government securities or other liquid, high-grade debt obligations, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Fund's custodian to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or identified accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

               If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Fund would comply with such new restrictions.

          Trading in Futures Contracts

               A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

               Unlike when the Fund purchases or sells a security, no price












          PAGE 32
          would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or liquid, high-grade debt securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

               If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

               These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

               Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

               For example, the Standard & Poor's 500 Stock Index is composed of 500 selected common stocks, most of which are listed












          PAGE 33
          on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stock making up the index will take place. Instead, settlement in cash occurs. Over the life of the contract, the gain or loss realized by the Fund will equal the difference between the purchase (or sale) price of the contract and the price at which the contract is terminated. For example, if the Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If the Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $152 on that future date, the Fund will lose $1,000 (500 units x loss of $2).

          Special Risks of Transactions in Futures Contracts

               Volatility and Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

               Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

               Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any












          PAGE 34
          deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

               Liquidity. The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.

               Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

               Hedging Risk. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures












          PAGE 35
          contracts and movements in the prices of the underlying instruments which are the subject of the hedge. T. Rowe Price will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

               Successful use of futures contracts by the Fund for hedging purposes is also subject to T. Rowe Price's ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, T. Rowe Price believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if the Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

               In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also












          PAGE 36
          because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by T. Rowe Price might not result in a successful hedging transaction over a very short time period.

          Options on Futures Contracts

               The Fund may purchase and sell options on the same types of futures in which it may invest.

               Options (another type of potentially high-risk derivative) on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

               As an alternative to writing or purchasing call and put options on stock index futures, the Fund may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Fund and other T. Rowe Price Funds. Such aggregated orders would be allocated among the Funds and the other T. Rowe Price Funds in a fair and non-discriminatory manner.

          Special Risks of Transactions in Options on Futures Contracts

               The risks described under "Special Risks of Transactions on Futures Contracts" are substantially the same as the risks of using options on futures. In addition, where the Fund seeks to close out an option position by writing or buying an offsetting option covering the same index, underlying instrument or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing












          PAGE 37
          transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

          Additional Futures and Options Contracts

               Although the Fund has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

                             Foreign Futures and Options

               Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when the Fund trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from the Fund for foreign futures or foreign options transactions may not be provided the same












          PAGE 38
          protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the Fund's order is placed and the time it is liquidated, offset or exercised.


          All Funds, Except Equity Index Fund

                            Foreign Currency Transactions

               A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

               The Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Fund's use of such contracts would include, but not be limited to, the following:

               First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

               Second, when T. Rowe Price believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into












          PAGE 39
          separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, T. Rowe Price believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

               The Fund may enter into forward contacts for any other purpose consistent with the Fund's investment objective and program. However, the Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund's holdings of liquid, high-grade debt securities, and currency available for cover of the forward contract(s) or other suitable cover. In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

               At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

               If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

               The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Fund reserves the right to enter into












          PAGE 40
          forward foreign currency contracts for different purposes and under different circumstances. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by T. Rowe Price. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

               Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

          Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts

               The Fund may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

               Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

               Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated.












          PAGE 41
          For securities offsetting a purchased put, this adjustment of the holding period may increase the gain from sales of securities held less than three months. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

               Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital losses, if the security covering the option was held for more than twelve months prior to the writing of the option.

               In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Pending tax regulations could limit the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement. In addition, gains realized on the sale or other disposition of securities, including option, futures or foreign forward exchange contracts on securities or securities indexes and, in some cases, currencies, held for less than three months, must be limited to less than 30% of the Fund's annual gross income. In order to avoid realizing excessive gains on securities or currencies held less than three months, the Fund may be required to defer the closing out of option, futures or foreign forward exchange contracts) beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on Section 1256 option, futures and foreign forward exchange contracts, which have been open for less than three months as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.

                               INVESTMENT RESTRICTIONS

               Fundamental policies may not be changed without the approval of the lesser of (1) 67% of the Fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. Other restrictions in the form of operating policies are subject to change by the Fund's Board of Directors/Trustees without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund.













          PAGE 42
                                 Fundamental Policies

               As a matter of fundamental policy, the Fund may not:

                   (1)   Borrowing. Borrow money except that the Fund may
                         (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Fund may borrow from banks, other Price Funds or other persons to the extent permitted by applicable law;

                   (2)   Commodities.  Purchase or sell physical
                         commodities; except that it may enter into futures contracts and options thereon;

                   (3)   (a)  Industry Concentration (All Funds, except
                              Health Sciences and Financial Services
                              Funds).  Purchase the securities of any
                              issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

                         (b) Industry Concentration (Health Sciences and Financial Services Funds). Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that (i) the Health Sciences Fund will invest more than 25% of its total assets in the health sciences industry as defined in the Fund's prospectus; and (ii) the Financial Services Fund will invest more than 25% of its total assets in the financial services industry as defined in the Fund's prospectus.
















          PAGE 43
                   (4) Loans. Make loans, although the Fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets;
                         (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;

                   (5) Percent Limit on Assets Invested in Any One Issuer (All Funds, except Capital Opportunity). Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

                   (6) Percent Limit on Share Ownership of Any One Issuer (All Funds, except Capital Opportunity). Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

                   (7) Real Estate. Purchase or sell real estate including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business);

                   (8) Senior Securities. Issue senior securities except in compliance with the Investment Company Act of 1940; or

                   (9) Underwriting. Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.















          PAGE 44
                   NOTES

                   The following notes should be read in connection with the above-described fundamental policies. The notes are not fundamental policies.

                   With respect to investment restrictions (1) and (4), the Fund will not borrow from or lend to any other Price Fund unless each Fund applies for and receives an exemptive order from the SEC or the SEC issues rules permitting such transactions. The Fund has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the Fund or promulgate any rules allowing the transactions.

                   With respect to investment restriction (2), the Fund does not consider currency contracts or hybrid investments to be commodities.

                   For purposes of investment restriction (3), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry. Industries are determined by reference to the classifications of industries set forth in the Fund's semi-annual and annual reports.

                   For purposes of investment restriction (4), the Fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

                                  Operating Policies

               As a matter of operating policy, the Fund may not:

                   (1)     Borrowing.  The Fund will not purchase
                           additional securities when money borrowed exceeds 5% of its total assets;

                   (2) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control;

                   (3) Futures Contracts. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Fund's net asset value;













          PAGE 45
                   (4) Illiquid Securities. Purchase illiquid securities and securities of unseasoned issuers if, as a result, more than 15% of its net assets would be invested in such securities;

                   (5) Investment Companies. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940;

                   (6)     Margin.  Purchase securities on margin, except
                           (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) it may make margin deposits in connection with futures contracts or other permissible investments;

                   (7) Mortgaging. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or investment;

                   (8) Oil and Gas Programs. Purchase participations or other direct interests in or enter into leases with respect to, oil, gas, or other mineral exploration or development programs;

                   (9) Options, Etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;



                   (10)    Short Sales.  Effect short sales of securities;



                   (11) Warrants. Invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Fund would be invested in warrants;



















          PAGE 46
                   (12) Percent Limit on Share Ownership of Any One Issuer. (Capital Opportunity Fund) Purchase a security if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

          Blue Chip Growth, Capital Opportunity, Financial Services, Health Sciences, Mid-Cap Value, and Value Funds

               Notwithstanding anything in the above fundamental and operating restrictions to the contrary, the Fund may invest all of its assets in a single investment company or a series thereof in connection with a "master-feeder" arrangement. Such an investment would be made where the Fund (a "Feeder"), and one or more other Funds with the same investment objective and program as the Fund, sought to accomplish its investment objective and program by investing all of its assets in the shares of another investment company (the "Master"). The Master would, in turn, have the same investment objective and program as the Fund. The Fund would invest in this manner in an effort to achieve the economies of scale associated with having a Master fund make investments in portfolio companies on behalf of a number of Feeder funds. In the event that the Fund exercises its right to convert to a Master Fund/Feeder Fund structure, it will do so in compliance with the Guidelines for Registration of a Master Fund/Feeder Fund as established by the North American Securities Administrators Association, Inc. ("NASAA").

                                 MANAGEMENT OF FUNDS

               The officers and directors of the Fund are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each has been an employee of T. Rowe Price for more than five years. In the list below, the Fund's directors who are considered "interested persons" of T. Rowe Price as defined under
          Section 2(a)(19) of the Investment Company Act of 1940 are noted with an asterisk (*). These directors are referred to as inside directors by virtue of their officership, directorship, and/or employment with T. Rowe Price.

          All Funds

                            Independent Directors/Trustees

          DONALD W. DICK, JR., Principal, Overseas Partners, Inc., a financial investment firm; formerly (6/65-3/89) Director and Vice President-Consumer Products Division, McCormick & Company, Inc., international food processors; Director, Waverly, Inc., Baltimore, Maryland; Address: 111 Pavonia Avenue, Suite 334,












          PAGE 47
          Jersey City, New Jersey 07310
          DAVID K. FAGIN, Chairman, Chief Executive Officer and Director, Golden Star Resources, Ltd.; formerly (1986-7/91) President, Chief Operating Officer and Director, Homestake Mining Company;
          Address: One Norwest Center, 1700 Lincoln Street, Suite 1950, Denver, Colorado 80203
          HANNE M. MERRIMAN, Retail business consultant; formerly President and Chief Operating Officer (1991-92), Nan Duskin, Inc., a women's specialty store, Director (1984-1990) and Chairman (1989-
          90) Federal Reserve Bank of Richmond, and President and Chief Executive Officer (1988-89), Honeybee, Inc., a division of Spiegel, Inc.; Director, Central Illinois Public Service Company, CIPSCO Incorporated, The Rouse Company, State Farm Mutual Automobile Insurance Company and USAir Group, Inc.
          HUBERT D. VOS, President, Stonington Capital Corporation, a private investment company; Address: 1231 State Street, Suite 247, Santa Barbara, California 93190-0409
          PAUL M. WYTHES, Founding General Partner, Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high technology companies throughout the United States; Director, Teltone Corporation, Interventional Technologies Inc. and Stuart Medical, Inc.; Address: 755 Page Mill Road, Suite A200, Palo Alto, California 94304

                                       Officers

          HENRY H. HOPKINS, Vice President--Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, Rowe Price-Fleming International, Inc. and T. Rowe Price Retirement Plan Services, Inc.
          LENORA V. HORNUNG, Secretary--Vice President, T. Rowe Price PATRICIA S. BUTCHER, Assistant Secretary--Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.
          CARMEN F. DEYESU, Treasurer--Vice President, T. Rowe Price, T. Rowe Price Services, Inc., and T. Rowe Price Trust Company
          DAVID S. MIDDLETON, Controller--Vice President, T. Rowe Price, T. Rowe Price Services, Inc., and T. Rowe Price Trust Company
          J. JEFFREY LANG, Assistant Vice President--Assistant Vice President, T. Rowe Price
          INGRID I. VORDEMBERGE, Assistant Vice President--Employee, T.
          Rowe Price

          Balanced Fund
          *JAMES S. RIEPE, Chairman of the Board--Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc.,
          T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
          *M. DAVID TESTA, Vice President and Director--Chairman of the Board, Price-Fleming; Managing Director, T. Rowe Price; Vice












          PAGE 48
          President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
          RICHARD T. WHITNEY, President--Vice President of T. Rowe Price and T. Rowe Price Trust Company; Chartered Financial Analyst STEPHEN W. BOESEL, Vice President--Managing Director, T. Rowe Price
          ANDREW M. BROOKS, Vice President--Vice President, T. Rowe Price JAMES A. C. KENNEDY III, Vice President--Managing Director of T. Rowe Price; Chartered Financial Analyst
          EDMUND M. NOTZON, Vice President--Vice President, T. Rowe Price and T. Rowe Price Trust Company
          DONALD J. PETERS, Vice President--Vice President, T. Rowe Price; formerly portfolio manager, Geewax Terker and Company
          PETER VAN DYKE, Vice President--Managing Director, T. Rowe Price; Vice President of Rowe Price-Fleming International, Inc. and T. Rowe Price Trust Company
          MARK J. VASELKIV, Vice President--Vice President, T. Rowe Price

          Blue Chip Growth Fund
          LARRY J. PUGLIA, President--Vice President, T. Rowe Price; Chartered Financial Analyst
          *THOMAS H. BROADUS, JR., Executive Vice President--Managing Director, T. Rowe Price; Chartered Financial Analyst and Chartered Investment Counselor
          *JAMES S. RIEPE, Vice President and Director--Managing Director,
          T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
          *M. DAVID TESTA, Director--Chairman of the Board, Price-Fleming; Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
          BRIAN W. H. BERGHUIS, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          STEPHANIE C. CLANCY, Vice President--Assistant Vice President, T. Rowe Price
          JOHN D. GILLSEPIE, Vice President--Vice President, T. Rowe Price THOMAS J. HUBER, Vice President--Employee, T. Rowe Price
          WILLIAM J. STROMBERG, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst

          Capital Appreciation Fund
          *GEORGE J. COLLINS, Chairman of the Board--President, Chief Executive Officer and Managing Director, T. Rowe Price; Director, Rowe Price-Fleming International, Inc., T. Rowe Price Retirement Plan Services, Inc. and T. Rowe Price Trust Company; Chartered Investment Counselor
          *JAMES S. RIEPE, Vice President and Director--Managing Director,
          T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T.












          PAGE 49
          Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
          *GEORGE A. ROCHE, Director--Managing Director and Chief Financial Officer, T. Rowe Price; Vice President and Director, Rowe Price-Fleming International, Inc.
          RICHARD P. HOWARD, President--Vice President of T. Rowe Price; Chartered Financial Analyst
          ARTHUR B. CECIL III, Vice President--Vice President of T. Rowe Price; Chartered Financial Analyst
          CHARLES A. MORRIS, Vice President--Vice President of T. Rowe Price; Chartered Financial Analyst
          CHARLES M. OBER, Vice President--Vice President, T. Rowe Price, Chartered Financial Analyst

          Capital Opportunity Fund
          *JOHN H. LAPORTE, JR., President and Director--Managing Director,

          T. Rowe Price; Chartered Financial Analyst
          *JAMES S. RIEPE, Vice President and Director--Managing Director,
          T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
          JOHN F. WAKEMAN, Executive Vice President--Vice President, T.
          Rowe Price
          MARC L. BAYLIN, Vice President--Assistant Vice President, T. Rowe Price; formerly financial analyst, Rausher Pierce Refsnes
          BRIAN W. H. BERGHUIS, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          STEPHANIE C. CLANCY, Vice President--Assistant Vice President, T. Rowe Price
          LARRY J. PUGLIA, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          BRIAN D. STANSKY, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst

          Dividend Growth Fund

          *JAMES S. RIEPE, Vice President and Director--Managing Director,
          T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
          *M. DAVID TESTA, Director--Chairman of the Board, Price-Fleming; Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
          WILLIAM J. STROMBERG, President--Vice President, T. Rowe Price BRIAN C. ROGERS, Executive Vice President--Managing Director, T. Rowe Price; Chartered Financial Analyst
          ARTHUR B. CECIL III, Vice President--Vice President, T. Rowe












          PAGE 50
          Price; Chartered Financial Analyst
          STEPHANIE C. CLANCY, Assistant Vice President--Assistant Vice President, T. Rowe Price
          LARRY J. PUGLIA, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          DANIEL M. THERIAULT, Vice President--Vice President, T. Rowe Price, Chartered Financial Analyst; formerly Securities Analyst, John A. Levin & Co.
          DAVID J. WALLACK, Vice President--Vice President, T. Rowe Price; formerly (9/89-7/90) attended Carnegie Mellon Graduate School of Industrial Administration

          Equity Income Fund

          *THOMAS H. BROADUS, JR., Vice President and Trustee--Managing Director, T. Rowe Price; Chartered Financial Analyst and Chartered Investment Counselor
          *JAMES S. RIEPE, Vice President and Director--Managing Director,
          T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
          *M. DAVID TESTA, Trustee--Chairman of the Board, Price-Fleming; Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
          BRIAN C. ROGERS, President--Managing Director, T. Rowe Price; Chartered Financial Analyst
          ANDREW M. BROOKS, Vice President--Vice President, T. Rowe Price RICHARD P. HOWARD, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          WILLIAM J. STROMBERG, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          DANIEL THERIAULT, Vice President--Vice President, T. Rowe Price, Chartered Financial Analyst; formerly Securities Analyst, John A. Levin & Co.
          MARK J. VASELKIV, Vice President--Vice President, T. Rowe Price

          Equity Index Fund

          *JAMES S. RIEPE, Vice President and Director--Managing Director,
          T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
          *M. DAVID TESTA, Director--Chairman of the Board, Price-Fleming; Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
          RICHARD T. WHITNEY, President--Vice President, T. Rowe Price; Chartered Financial Analyst












          PAGE 51
          KRISTEN D. FARROW, Executive Vice President--Assistant Vice President, T. Rowe Price
          DONALD J. PETERS, Vice President--Vice President, T. Rowe Price WENDY R. DIFFENBAUGH, Assistant Vice President--Assistant Vice President, T. Rowe Price

          Financial Services Fund

          *JAMES S. RIEPE, Vice President and Director--Managing Director,
          T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
          *M. DAVID TESTA, Chairman of the Board--Chairman of the Board, Price-Fleming; Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
          DANIEL THERIAULT, President--Vice President, T. Rowe Price, Chartered Financial Analyst; formerly Securities Analyst, John A. Levin & Co.
          ROBERT N. GENSLER, Vice President--Vice President, T. Rowe Price JOHN D. GILLESPIE, Vice President--Vice President, T. Rowe Price ROBERT J. MARCOTTE, Vice President--Vice President, T. Rowe Price LARRY J. PUGLIA, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          ANNA DOPKIN, Assistant Vice President--Employee, T. Rowe Price

          Growth & Income Fund

          *JAMES S. RIEPE, Chairman of the Board--Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc.,
          T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
          *STEPHEN W. BOESEL, President and Director--Vice President, T. Rowe Price
          *M. DAVID TESTA, Director--Chairman of the Board, Price-Fleming; Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
          ANDREW M. BROOKS, Vice President--Vice President, T. Rowe Price ARTHUR B. CECIL III, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          GREGORY A. MCCRICKARD, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          LARRY J. PUGLIA, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          MARK J. VASELKIV, Vice President--Vice President, T. Rowe Price RICHARD T. WHITNEY, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          DAVID J. WALLACK, Vice President--Vice President, T. Rowe Price












          PAGE 52
          Growth Stock Fund

          *JAMES S. RIEPE, Vice President and Director--Managing Director,
          T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., and T. Rowe Price Retirement Plan Services, Inc., President and Trust Officer, T. Rowe Price Trust Company; President and Director, T. Rowe Price Investment Services, Inc; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc. *M. DAVID TESTA, Chairman of the Board--Chairman of the Board, Price-Fleming; Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor

          JAMES A. C. KENNEDY III, Vice President--Managing Director, T. Rowe Price; Chartered Financial Analyst
          JOSEPH KLEIN III, Vice President--Vice President, T. Rowe Price;Chartered Financial Analyst
          CHARLES A. MORRIS, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          LARRY J. PUGLIA, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          JAMES D. PREY III, Vice President--Vice President, T. Rowe Price
             ROBERT W. SMITH, President--Vice President, T. Rowe Price;
          formerly (1987-1992) Investment Analyst, Massachusetts Financial
          Services, Inc.; Boston, Massachusetts
          DANIEL THERIAULT, Vice President--Vice President, T. Rowe Price, Chartered Financial Analyst; formerly Securities Analyst, John A. Levin & Co.
          CAROL G. BARTHA, Assistant Vice President--Employee, T. Rowe
          Price
          RANDI E. KITT, Assistant Vice President--Employee, T. Rowe Price

          Health Sciences Fund

          *JAMES S. RIEPE, Vice President and Director--Managing Director,
          T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
          M. DAVID TESTA, Chairman of the Board, Price-Fleming; Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst, Chartered Investment Counselor
          *JOHN H. LAPORTE, JR., Director--Managing Director, T. Rowe Price; Chartered Financial Analyst
          JOSEPH KLEIN III, Executive Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          MARC L. BAYLIN, Vice President--Assistant Vice President, T. Rowe Price; formerly financial analyst, Rausher Pierce Refsnes
          CHARLES A. MORRIS, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          CHARLES PEPIN, Vice President--Assistant Vice President, T. Rowe












          PAGE 53
          Price; formerly (1990-1992) Corporate Finance Analyst, Piper Jaffray Inc.
          JAMES D. PREY III, Vice President--Vice President, T. Rowe Price ANDREW BHAK, Assistant Vice President--Employee, T. Rowe Price; formerly (1990-1995) Senior Healthcare Analyst, United States General Accounting Office

          Mid-Cap Equity Growth Fund

          *JAMES S. RIEPE, Chairman of the Board--Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc.,
          T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc.; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
          *JAMES A. C. KENNEDY III, Director--Managing Director, T. Rowe Price; Chartered Financial Analyst
          *JOHN H. LAPORTE JR., Director--Managing Director, T. Rowe Price; Chartered Financial Analyst
          *M. DAVID TESTA, Director and President--Chairman of the Board, Price-Fleming; Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
          BRIAN W.H. BERGHUIS, Executive Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          MARC L. BAYLIN, Vice President--Assistant Vice President, T. Rowe Price; formerly financial analyst, Rausher Pierce Refsnes
          ROBERT N. GENSLER, Vice President--Vice President, T. Rowe Price THOMAS J. HUBER, Vice President--Employee, T. Rowe Price
          JOSEPH KLEIN III, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          ROBERT J. MARCOTTE, Vice President--Vice President, T. Rowe Price CHARLES A. MORRIS, Vice President--Vice President of T. Rowe Price; Chartered Financial Analyst
          STEVEN B. ROORDA, Vice President--Vice President, T. Rowe Price JOHN F. WAKEMAN, Vice President--Vice President, T. Rowe Price


          Mid-Cap Growth Fund

          *JAMES S. RIEPE, Chairman of the Board--Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc.,
          T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
          *JAMES A. C. KENNEDY III, Director--Managing Director, T. Rowe Price; Chartered Financial Analyst
          *JOHN H. LAPORTE, JR., Director--Managing Director, T. Rowe Price; Chartered Financial Analyst
          BRIAN W. H. BERGHUIS, President--Vice President, T. Rowe Price; Chartered Financial Analyst
          MARC L. BAYLIN, Vice President--Assistant Vice President, T. Rowe












          PAGE 54
          Price; formerly financial analyst, Rausher Pierce Refsnes
          THOMAS J. HUBER, Vice President--Employee, T. Rowe Price
          ROBERT N. GENSLER, Vice President--Vice President, T. Rowe Price JOSEPH KLEIN III, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          ROBERT J. MARCOTTE, Vice President--Vice President, T. Rowe Price CHARLES A. MORRIS, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          STEVEN B. ROORDA, Vice President--Vice President, T. Rowe Price JOHN F. WAKEMAN, Vice President--Vice President, T. Rowe Price

          Mid-Cap Value Fund

          *M. DAVID TESTA, Director and President--Chairman of the Board, Price-Fleming; Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
          GREGORY A. McCRICKARD, President--Vice President, T. Rowe Price; Chartered Financial Analyst
          *JAMES S. RIEPE, Vice President and Director--Managing Director,
          T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
          PRESTON G. ATHEY, Vice President--Vice President of T. Rowe Price; Chartered Financial Analyst
          HUGH M. EVANS III, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          MARCY L. FISHER, Vice President--Vice President, T. Rowe Price JAMES A. C. KENNEDY III, Vice President--Managing Director, T. Rowe Price; Chartered Financial Analyst
          BRIAN C. ROGERS, Vice President--Managing Director, T. Rowe Price; Chartered Financial Analyst
          DAVID J. WALLACK, Vice President--Vice President, T. Rowe Price

          New America Growth Fund

          *JOHN H. LAPORTE, JR., President and Trustee--Managing Director of T. Rowe Price; Chartered Financial Analyst
          *JAMES S. RIEPE, Vice President and Director--Managing Director,
          T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
          MARC L. BAYLIN, Vice President--Assistant Vice President, T. Rowe Price; formerly financial analyst, Rausher Pierce Refsnes
          BRIAN W. H. BERGHUIS, Executive Vice President--Vice President,
          T. Rowe Price; Chartered Financial Analyst
          GREGORY V. DONOVAN, Vice President--Vice President, T. Rowe Price ROBERT N. GENSLER, Vice President--Vice President, T. Rowe Price CHARLES PEPIN, Vice President--Employee, T. Rowe Price












          PAGE 55
          STEVEN B. ROORDA, Vice President--Vice President, T. Rowe Price BRIAN D. STANSKY, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          JOHN WAKEMAN, Vice President--Vice President, T. Rowe Price

          New Era Fund

          *GEORGE J. COLLINS, Director--President, Managing Director, and Chief Executive Officer, T. Rowe Price; Director, Rowe Price-Fleming International, Inc., T. Rowe Price Trust Company, and T. Rowe Price Retirement Plan Services, Inc.; Chartered Investment Counselor
          *CARTER O. HOFFMAN, Director--Managing Director, T. Rowe Price; Chartered Investment Counselor
          *JAMES S. RIEPE, Vice President and Director--Managing Director,
          T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
          *GEORGE A. ROCHE, President and Director--Managing Director and Chief Financial Officer, T. Rowe Price; Vice President and Director, Rowe Price-Fleming International, Inc.
          CHARLES M. OBER, Executive Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          STEPHEN W. BOESEL, Vice President--Vice President, T. Rowe Price HUGH M. EVANS III, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          RICHARD P. HOWARD, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          JAMES A. C. KENNEDY III, Vice President--Managing Director, T. Rowe Price; Chartered Financial Analyst
          DAVID M. LEE, Vice President--Employee, T. Rowe Price
          ROBERT J. MARCOTTE, Vice President--Vice President, T. Rowe Price DAVID J. WALLACK, Vice President--Vice President, T. Rowe Price

          New Horizons Fund

          *JOHN H. LAPORTE, President and Director--Managing Director of T. Rowe Price; Chartered Financial Analyst
          *JAMES S. RIEPE, Vice President and Director--Managing Director,
          T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
          *M. DAVID TESTA, Director--Chairman of the Board, Price-Fleming; Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
          PRESTON G. ATHEY, Vice President--Vice President of T. Rowe Price; Chartered Financial Analyst
          MARC L. BAYLIN, Vice President--Assistant Vice President, T. Rowe












          PAGE 56
          Price; formerly financial analyst, Rausher Pierce Refsnes
          BRIAN W. H. BERGHUIS, Vice President--Vice President of T. Rowe Price; Chartered Financial Analyst
          LISE J. BUYER, Vice President--Vice President, T. Rowe Price; formerly (4/91-4/92) PC Analyst, Cowen & Co., and (2/90-4/92) PC Analyst, Needham & Co.; Chartered Financial Analyst
          GREGORY V. DONOVAN, Vice President--Vice President, T. Rowe Price MARCY L. FISHER, Vice President--Vice President, T. Rowe Price ROBERT N. GENSLER, Vice President--Vice President, T. Rowe Price JILL L. HAUSER, Vice President--Vice President, T. Rowe Price THOMAS J. HUBER, Vice President--Employee, T. Rowe Price
          JOSEPH KLEIN III, Vice President--Vice President, T. Rowe Price;Chartered Financial Analyst
          CHARLES A. MORRIS, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          CHARLES PEPIN, Vice President--Assistant Vice President, T. Rowe
          Price
          STEVEN B. ROORDA, Vice President--Vice President, T. Rowe Price BRIAN D. STANSKY, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          JOHN F. WAKEMAN, Vice President--Vice President, T. Rowe Price FRANCIES W. HAWKS, Assistant Vice President--Assistant Vice President of T. Rowe Price

             Small-Cap Stock Fund

          *JOHN H. LAPORTE, JR., Chairman of the Board--Managing Director of T. Rowe Price; Chartered Financial Analyst
          *JAMES S. RIEPE, Vice President and Director--Managing Director,
          T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
          GREGORY A. McCRICKARD, President--Vice President, T. Rowe Price; Chartered Financial Analyst
          LISE J. BUYER, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          HUGH M. EVANS III, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          MARCY L. FISHER, Vice President--Assistant Vice President, T.
          Rowe Price
          JAMES A. C. KENNEDY III, Vice President--Managing Director of T. Rowe Price; Chartered Financial Analyst
          BRIAN D. STANSKY, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          RICHARD T. WHITNEY, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst

          Science & Technology Fund

          *JOHN H. LAPORTE, JR., Chairman of the Board--Managing Director,
          T. Rowe Price; Chartered Financial Analyst












          PAGE 57
          *JAMES S. RIEPE, Vice President and Director--Managing Director,
          T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
          CHARLES A. MORRIS, President--Vice President, T. Rowe Price; Chartered Financial Analyst
          MARC L. BAYLIN, Vice President--Assistant Vice President, T. Rowe Price; formerly financial analyst, Rausher Pierce Refsnes
          LISE J. BUYER, Vice President--Vice President, T. Rowe Price; formerly (4/91-4/92) PC Analyst, Cowen & Co., and (2/90-4/92) PC Analyst Needham & Co.; Chartered Financial Analyst
          GREGORY V. DONOVAN, Vice President--Vice President, T. Rowe Price MARCY L. FISHER, Vice President--Vice President, T. Rowe Price ROBERT N. GENSLER, Vice President--Vice President, T. Rowe Price JILL L. HAUSER, Vice President--Vice President, T. Rowe Price JOSEPH KLEIN III, Vice President--Vice President, T. Rowe Price;Chartered Financial Analyst
          JAMES D. PREY III, Vice President--Vice President, T. Rowe Price BRIAN D. STANSKY, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst

          Small-Cap Value Fund

          *JOHN H. LAPORTE, JR., Chairman of the Board--Managing Director of T. Rowe Price; Chartered Financial Analyst
          *JAMES S. RIEPE, Vice President and Director--Managing Director,
          T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
          *GEORGE A. ROCHE, Director--Managing Director and Chief Financial Officer, T. Rowe Price; Vice President and Director, Rowe Price-Fleming International, Inc.
          PRESTON G. ATHEY, President--Vice President, T. Rowe Price; Chartered Financial Analyst
          HUGH M. EVANS III, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          ROBERT J. MARCOTTE, Vice President--Employee, T. Rowe Price GREGORY A. MCCRICKARD, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          DANIEL M. THERIAULT, Vice President--Vice President, T. Rowe Price, Chartered Financial Analyst; formerly Securities Analyst, John A. Levin & Co.
          FRANCIES W. HAWKS, Assistant Vice President--Assistant Vice President of T. Rowe Price

          Value Fund

          *JAMES S. RIEPE, Vice President and Director--Managing Director,
          T. Rowe Price; Chairman of the Board, T. Rowe Price Services,












          PAGE 58
          Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
          *M. DAVID TESTA, Vice President and Director--Chairman of the Board, Price-Fleming; Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
          BRIAN C. ROGERS, President--Managing Director, T. Rowe Price; Chartered Financial Analyst
          STEPHEN W. BOESEL, Vice President--Vice President, T. Rowe Price ANDREW M. BROOKS, Vice President--Vice President, T. Rowe Price STEPHANIE C. CLANCY, Vice President--Assistant Vice President, T. Rowe Price
          RICHARD P. HOWARD, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          NATHANIEL S. LEVY, Vice President--Vice President, T. Rowe Price ROBERT W. SMITH, Vice President--Vice President, T. Rowe Price; formerly (1987-1992) Investment Analyst, Massachusetts Financial Services, Inc., Boston, Massachusetts
          DANIEL M. THERIAULT, Vice President--Vice President, T. Rowe Price, Chartered Financial Analyst; formerly Securities Analyst, John A. Levin & Co.
          DAVID J. WALLACK, Vice President--Vice President, T. Rowe Price


                                  COMPENSATION TABLE

               The Funds do not pay pension or retirement benefits to their officers or directors/trustees. Also, any director/trustee of a Fund who is an officer or employee of T. Rowe Price does not receive any remuneration from the Fund.
          _________________________________________________________________
                                                  Total Compensation
                                  Aggregate         from Fund and
           Name of               Compensation        Fund Complex
           Person,                   from              Paid to
          Position                 Fund(a)           Directors(b)
          _________________________________________________________________
          Balanced Fund

          Leo C. Bailey(c)         $  512               $42,083
          Director

          Donald W. Dick, Jr.,      1,563                72,917
          Director

          David K. Fagin,           2,331                59,167
          Director

          Addison Lanier(c)           512                42,083
          Director













          PAGE 59
          John K. Major(c)            883                34,167
          Director

          Hanne M. Merriman,        2,331                59,167
          Director

          Hubert D. Vos,            2,331                59,167
          Director

          Paul M. Wythes,           1,772                69,667
          Director
          _________________________________________________________________
          Blue Chip Growth Fund

          Leo C. Bailey(c)         $  281               $42,083
          Director

          Donald W. Dick, Jr.,      1,140                72,917
          Director

          David K. Fagin,           1,280                59,167
          Director

          Addision Lanier(c)          281                42,083
          Director

          John K. Major(c)            370                34,167
          Director

          Hanne M. Merriman,        1,280                59,167
          Director

          Hubert D. Vos,            1,280                59,167
          Director

          Paul M. Wythes,           1,188                69,667
          Director
          _________________________________________________________________
          Capital Appreciation Fund

          Leo C. Bailey(c)         $  599               $42,083
          Director

          Donald W. Dick, Jr.,      1,693                72,917
          Director

          David K. Fagin,           2,646                59,167
          Director

          Addision Lanier(c)          599                42,083
          Director

          John K. Major(c)          1,078                34,167












          PAGE 60
          Director

          Hanne M. Merriman,        2,646                59,167
          Director

          Hubert D. Vos,            2,646                59,167
          Director

          Paul M. Wythes,           1,971                69,667
          Director
          _________________________________________________________________
          Capital Opportunity Fund

          Leo C. Bailey(c)         $  241               $42,083
          Director

          Donald W. Dick, Jr.,      1,026                72,917
          Director

          David K. Fagin,           1,024                59,167
          Director

          Addision Lanier(c)          241                42,083
          Director

          John K. Major(c)            280                34,167
          Director

          Hanne M. Merriman,        1,024                59,167
          Director

          Hubert D. Vos,            1,024                59,167
          Director

          Paul M. Wythes,           1,046                69,667
          Director
          _________________________________________________________________
          Dividend Growth Fund

          Leo C. Bailey(c)         $  248               $42,083
          Director

          Donald W. Dick, Jr.,      1,041                72,917
          Director

          David K. Fagin,           1,043                59,167
          Director

          Addision Lanier(c)          248                42,083
          Director

          John K. Major(c)            297                34,167
          Director












          PAGE 61
          Hanne M. Merriman,        1,043                59,167
          Director

          Hubert D. Vos,            1,043                59,167
          Director

          Paul M. Wythes,           1,068                69,667
          Director
          _________________________________________________________________
          Equity Income Fund

          Leo C. Bailey(c)         $1,876               $42,083
          Trustee

          Donald W. Dick, Jr.,      4,805                72,917
          Trustee

          David K. Fagin,           7,418                59,167
          Trustee

          Addision Lanier(c)        1,876                42,083
          Trustee

          John K. Major(c)          1,876                34,167
          Trustee

          Hanne M. Merriman,        7,418                59,167
          Trustee

          Hubert D. Vos,            7,418                59,167
          Trustee

          Paul M. Wythes,           4,805                69,667
          Trustee
          _________________________________________________________________
          Equity Index Fund

          Leo C. Bailey(c)         $  430               $42,083
          Director

          Donald W. Dick, Jr.,      1,437                72,917
          Director

          David K. Fagin,           2,029                59,167
          Director

          Addision Lanier(c)          430                42,083
          Director

          John K. Major(c)            701                34,167
          Director

          Hanne M. Merriman,        2,029                59,167












          PAGE 62
          Director

          Hubert D. Vos,            2,029                59,167
          Director

          Paul M. Wythes,           1,587                69,667
          Director
          _________________________________________________________________
          Financial Services Fund

          Donald W. Dick, Jr.,       $249               $72,917
          Director

          David K. Fagin,             249                59,167
          Director

          Hanne M. Merriman,          249                59,167
          Director

          Hubert D. Vos,              249                59,167
          Director

          Paul M. Wythes,             249                69,667
          Director
          _________________________________________________________________
          Growth & Income Fund

          Leo C. Bailey(c)         $1,020               $42,083
          Director

          Donald W. Dick, Jr.,      2,581                72,917
          Director

          David K. Fagin,           4,686                59,167
          Director

          Addision Lanier(c)        1,020                42,083
          Director

          John K. Major(c)          1,876                34,167
          Director

          Hanne M. Merriman,        4,686                59,167
          Director

          Hubert D. Vos,            4,686                59,167
          Director

          Paul M. Wythes,           3,052                69,667
          Director
          _________________________________________________________________
          Growth Stock Fund













          PAGE 63
          Leo C. Bailey(c)         $1,476               $42,083
          Director

          Donald W. Dick, Jr.,      3,417                72,917
          Director

          David K. Fagin,           5,441                59,167
          Director

          Addision Lanier(c)        1,476                42,083
          Director

          John K. Major(c)          1,876                34,167
          Director

          Hanne M. Merriman,        5,441                59,167
          Director

          Hubert D. Vos,            5,441                59,167
          Director

          Paul M. Wythes,           3,681                69,667
          Director
          _________________________________________________________________
          Mid-Cap Equity Growth Fund

          Donald W. Dick, Jr.,       $416                72,917
          Director

          David K. Fagin,             417                59,167
          Director

          Hanne M. Merriman,          417                59,167
          Director

          Hubert D. Vos,              417                59,167
          Director

          Paul M. Wythes,             416                69,667
          Director
          _________________________________________________________________
          Mid-Cap Growth Fund

          Leo C. Bailey(c)         $  354               $42,083
          Director

          Donald W. Dick, Jr.,      1,366                72,917
          Director

          David K. Fagin,           1,858                59,167
          Director

          Addision Lanier(c)          354                42,083












          PAGE 64
          Director

          John K. Major(c)            529                34,167
          Director

          Hanne M. Merriman,        1,858                59,167
          Director

          Hubert D. Vos,            1,858                59,167
          Director

          Paul M. Wythes,           1,454                69,667
          Director
          _________________________________________________________________
          Mid-Cap Value Fund

          Donald W. Dick, Jr.,       $421                72,917
          Director

          David K. Fagin,             427                59,167
          Director

          Hanne M. Merriman,          427                59,167
          Director

          Hubert D. Vos,              427                59,167
          Director

          Paul M. Wythes,             422                69,667
          Director
          _________________________________________________________________
          New America Growth Fund

          Leo C. Bailey(c)         $  685               $42,083
          Trustee

          Donald W. Dick, Jr.,      1,929                72,917
          Trustee

          David K. Fagin,           3,250                59,167
          Trustee

          Addision Lanier(c)          685                42,083
          Trustee

          John K. Major(c)          1,268                34,167
          Trustee

          Hanne M. Merriman,        3,250                59,167
          Trustee

          Hubert D. Vos,            3,250                59,167
          Trustee












          PAGE 65
          Paul M. Wythes,           2,256                69,667
          Trustee
          _________________________________________________________________
          New Era Fund

          Leo C. Bailey(c)         $  721               $42,083
          Director

          Donald W. Dick, Jr.,      1,974                72,917
          Director

          David K. Fagin,           3,314                59,167
          Director

          Addision Lanier(c)          721                42,083
          Director

          John K. Major(c)          1,317                34,167
          Director

          Hanne M. Merriman,        3,314                59,167
          Director

          Hubert D. Vos,            3,314                59,167
          Director

          Paul M. Wythes,           2,297                69,667
          Director
          _________________________________________________________________
          New Horizons Fund

          Leo C. Bailey(c)         $1,560               $42,083
          Director

          Donald W. Dick, Jr.,      3,787                72,917
          Director

          David K. Fagin,           6,146                59,167
          Director

          Addision Lanier(c)        1,560                42,083
          Director

          John K. Major(c)          1,876                34,167
          Director

          Hanne M. Merriman,        6,146                59,167
          Director

          Hubert D. Vos,            6,146                59,167
          Director

          Paul M. Wythes,           4,035                69,667












          PAGE 66
          Director
          _________________________________________________________________
          Small-Cap Stock Fund

          Leo C. Bailey(c)         $  333               $42,083
          Director

          Donald W. Dick, Jr.,      1,204                72,917
          Director

          David K. Fagin,           1,457                59,167
          Director

          Addision Lanier(c)          333                42,083
          Director

          John K. Major(c)            486                34,167
          Director

          Hanne M. Merriman,        1,457                59,167
          Director

          Hubert D. Vos,            1,457                59,167
          Director

          Paul M. Wythes,           1,293                69,667
          Director
          _________________________________________________________________
          Science & Technology Fund

          Leo C. Bailey(c)         $1,309               $42,083
          Director

          Donald W. Dick, Jr.,      3,191                72,917
          Director

          David K. Fagin,           5,381                59,167
          Director

          Addision Lanier(c)        1,309                42,083
          Director

          John K. Major(c)          1,876                34,167
          Director

          Hanne M. Merriman,        5,381                59,167
          Director

          Hubert D. Vos,            5,381                59,167
          Director

          Paul M. Wythes,           3,545                69,667
          Director












          PAGE 67
          _________________________________________________________________
          Small-Cap Value Fund

          Leo C. Bailey(c)         $  658               $42,083
          Director

          Donald W. Dick, Jr.,      1,871                72,917
          Director

          David K. Fagin,           3,108                59,167
          Director

          Addision Lanier(c)          658                42,083
          Director

          John K. Major(c)          1,205                34,167
          Director

          Hanne M. Merriman,        3,108                59,167
          Director

          Hubert D. Vos,            3,108                59,167
          Director

          Paul M. Wythes,           2,178                69,667
          Director
          _________________________________________________________________
          Value Fund

          Leo C. Bailey(c)         $  235               $42,083
          Director

          Donald W. Dick, Jr.,      1,011                72,917
          Director

          David K. Fagin,             987                59,167
          Director

          Addision Lanier(c)          235                42,083
          Director

          John K. Major(c)            267                34,167
          Director

          Hanne M. Merriman,          987                59,167
          Director

          Hubert D. Vos,              987                59,167
          Director

          Paul M. Wythes,           1,027                69,667
          Director













          PAGE 68
          (a) Amounts in this Column are based on accrued compensation for calendar year 1996.
          (b) Amounts in this column are based on compensation received from January 1, 1996 to December 31, 1996. The T. Rowe Price complex included 76 funds as of December 31, 1996.
          (c) Messrs. Bailey, Lanier, and Major retired from their positions with the Funds in April 1996.

          All Funds

               The Fund's Executive Committee, consisting of the Fund's interested directors/trustees, has been authorized by its respective Board of Directors/Trustees to exercise all powers of the Board to manage the Funds in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.


                           PRINCIPAL HOLDERS OF SECURITIES

               As of the date of the prospectus, the officers and directors of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

               As of January 31, 1997, the following shareholders beneficially owned more than 5% of the outstanding shares of the Growth Stock, New Era, New Horizons and Growth & Income Funds, respectively: Pirateline & Co., FBO Spectrum Growth Fund Acct.,
          Attn.: Mark White, State Street Bank & Trust Co., 1776 Heritage Drive - 4W, North Quincy, Massachusetts 02171-2197; Capital Appreciation, Mid-Cap Growth, New Era, Small-Cap Value and Science & Technology Funds, respectively: Charles Schwab & Co. Inc., Reinvest. Account, Attn.: Mutual Fund Dept., 101 Montgomery Street, San Francisco, California 94104-4122; Small-Cap Stock
          Fund: Sigler & Co. of Smithsonian Inst., Wellington Trust Co., RD7 9866-77, Attn.: Jasmine Felix, 4 New York Plaza, 4th Floor, New York, New York 10004-2413.


                            INVESTMENT MANAGEMENT SERVICES

          Services

               Under the Management Agreement, T. Rowe Price provides the Fund with discretionary investment services. Specifically, T. Rowe Price is responsible for supervising and directing the investments of the Fund in accordance with the Fund's investment objectives, program, and restrictions as provided in its prospectus and this Statement of Additional Information. T. Rowe Price is also responsible for effecting all security transactions on behalf of the Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In addition to these services, T. Rowe Price provides the Fund












          PAGE 69
          with certain corporate administrative services, including: maintaining the Fund's corporate existence and corporate records; registering and qualifying Fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the Fund; maintaining liaison with the agents employed by the Fund such as the Fund's custodian and transfer agent; assisting the Fund in the coordination of such agents' activities; and permitting T. Rowe Price's employees to serve as officers, directors, and committee members of the Fund without cost to the Fund.

               The Management Agreement also provides that T. Rowe Price, its directors, officers, employees, and certain other persons performing specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

          All Funds, Except Equity Index and Mid-Cap Equity Growth Funds

          Management Fee

               The Fund pays T. Rowe Price a fee ("Fee") which consists of two components: a Group Management Fee ("Group Fee") and an Individual Fund Fee ("Fund Fee"). The Fee is paid monthly to T. Rowe Price on the first business day of the next succeeding calendar month and is calculated as described below.

               The monthly Group Fee ("Monthly Group Fee") is the sum of the daily Group Fee accruals ("Daily Group Fee Accruals") for each month. The Daily Group Fee Accrual for any particular day is computed by multiplying the Price Funds' group fee accrual as determined below ("Daily Price Funds' Group Fee Accrual") by the ratio of the Fund's net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds' Group Fee Accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds' Group Fee Accrual for that day as determined in accordance with the following schedule:

                                     Price Funds'
                                Annual Group Base Fee
                            Rate for Each Level of Assets

                              0.480%      First $1 billion
                              0.450%      Next $1 billion
                              0.420%      Next $1 billion
                              0.390%      Next $1 billion
                              0.370%      Next $1 billion
                              0.360%      Next $2 billion
                              0.350%      Next $2 billion
                              0.340%      Next $5 billion
                              0.330%      Next $10 billion












          PAGE 70
                              0.320%      Next $10 billion
                              0.310%      Next $16 billion
                              0.305%      Thereafter

               For the purpose of calculating the Group Fee, the Price Funds include all the mutual funds distributed by T. Rowe Price Investment Services, Inc., (excluding T. Rowe Price Equity Index Fund and T. Rowe Price Spectrum Fund, Inc. and any institutional or private label mutual funds). For the purpose of calculating the Daily Price Funds' Group Fee Accrual for any particular day, the net assets of each Price Fund are determined in accordance with the Fund's prospectus as of the close of business on the previous business day on which the Fund was open for business.

               The monthly Fund Fee ("Monthly Fund Fee") is the sum of the daily Fund Fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee Accrual for any particular day is computed by multiplying the fraction of one (1) over the number of calendar days in the year by the individual Fund Fee Rate and multiplying this product by the net assets of the Fund for that day, as determined in accordance with the Fund's prospectus as of the close of business on the previous business day on which the Fund was open for business. The individual fund fees for each Fund are listed in the chart below:

                                                 Individual Fund Fees

          Balanced Fund                                  0.15%
          Blue Chip Growth Fund                          0.30%
          Capital Appreciation Fund                      0.30%*
          Capital Opportunity Fund                       0.45%
          Dividend Growth Fund                           0.20%
          Equity Income Fund                             0.25%
          Equity Index Fund                              0.20%
          Financial Services Fund                        0.35%
          Growth & Income Fund                           0.25%
          Growth Stock Fund                              0.25%
          Health Sciences Fund                           0.35%
          Mid-Cap Growth Fund                            0.35%
          Mid-Cap Value Fund                             0.35%
          New America Growth Fund                        0.35%
          New Era Fund                                   0.25%
          New Horizons Fund                              0.35%
             Small-Cap Stock Fund                        0.45%
          Science & Technology Fund                      0.35%
          Small-Cap Value Fund                           0.35%
          Value Fund                                     0.35%

          *Subject to Performance Adjustment (please see page __).

               The following chart sets forth the total management fees, if any, paid to T. Rowe Price by each Fund, during the last three years:












          PAGE 71

          Fund                        1996          1995          1994

          Balanced                $3,765,000    $2,778,000    $1,969,227
          Blue Chip Growth         1,924,000       534,000        76,000
          Capital Appreciation     4,218,000     4,940,000     4,161,612
          Capital Opportunity        890,000       134,000            **
          Dividend Growth            754,000       357,000       107,000
          Equity Income           37,762,000    24,358,000    17,847,000
          Equity Index               925,000       498,000       156,349
          Financial Services              **             *             *
          Growth & Income         12,048,000     8,195,000     5,984,000
          Growth Stock            17,848,000    14,222,000    11,981,872
          Health Sciences            750,000             *             *
          Mid-Cap Equity Growth           **             *             *
          Mid-Cap Growth           4,390,000     1,234,000       545,000
          Mid-Cap Value               22,000             *             *
          New America Growth       8,648,000     5,554,000     4,395,000
          New Era                  7,559,000     6,218,000     5,272,000
          New Horizons            25,875,000    15,035,000    11,402,554
          Small-Cap Stock          2,619,000     1,897,000     1,534,235
          Science & Technology    19,792,000    11,393,000     4,467,208
          Small-Cap Value          8,187,000     4,262,000     3,047,508
          Value                      748,000        19,000            **

          *  Prior to commencement of operations.
          ** Due to each Fund's expense limitation in effect at that time, no management fees were paid by the Funds to T. Rowe Price.

          Limitation on Fund Expenses

             The Management Agreement between the Fund and T. Rowe Price provides that the Fund will bear all expenses of its operations not specifically assumed by T. Rowe Price.

          Balanced, Blue Chip Growth, Capital Opportunity, Dividend Growth, Equity Index, Financial Services, Health Sciences, Mid-Cap Equity Growth, Mid-Cap Growth, Mid-Cap Value, and Value Funds

             The following chart sets forth expense ratio limitations and the periods for which they are effective. For each, T. Rowe Price has agreed to bear any Fund expenses which would cause the Fund's ratio of expenses to average net assets to exceed the indicated percentage limitations. The expenses borne by T. Rowe Price are subject to reimbursement by the Fund through the indicated reimbursement date, provided no reimbursement will be made if it would result in the Fund's expense ratio exceeding its applicable limitation.

                             Expense
                           Limitation         Ratio     Reimbursement
           Fund              Period        Limitation       Date
          _______         ____________     ___________  _____________












          PAGE 72

          Blue Chip
           Growth(a)       January 1, 1995-    1.25%     December 31, 1998
                           December 31, 1996
          Capital
           Opportunity     November 30, 1994-  1.35%     December 31, 1998
                           December 31, 1996
          Dividend
           Growth(b)       January 1, 1995-    1.10%     December 31, 1998
                           December 31, 1996
          Equity Index(c)  January 1, 1996-    0.40%     December 31, 1999
                           December 31, 1997
          Financial
          Services         September 30, 1996- 1.25%     December 31, 2000
                           December 31, 1998
          Health Sciences  December 29, 1995-  1.35%     December 31, 1999
                           December 31, 1997
          Mid-Cap Equity
          Growth           July 31, 1996-      0.85%     December 31, 1999
                           December 31, 1997
          Mid-Cap Growth   January 1, 1994-    1.25%     December 31, 1997
                           December 31, 1995
          Mid-Cap Value    June 28, 1996-      1.25%     December 31, 1999
                           December 31, 1997
          Value            September 30,1994-  1.10%     December 31, 1998
                           December 31, 1996

          (a) The Blue Chip Growth Fund previously operated under a 1.25% limitation that expired December 31, 1994. The reimbursement period for this limitation extends through December 31, 1998.
          (b) The Dividend Growth Fund previously operated under a 1.00% limitation that expired December 31, 1994. The reimbursement period for this limitation extends through December 31, 1998.
          (c) The Equity Index Fund previously operated under a 0.45% limitation that expired December 31, 1995. The reimbursement period for this limitation extends through December 31, 1997.

          Each of the above-referenced Fund's Management Agreement also provides that one or more additional expense limitation periods (of the same or different time periods) may be implemented after the expiration of the current expense limitation, and that with respect to any such additional limitation period, the Fund may reimburse T. Rowe Price, provided the reimbursement does not result in the Fund's aggregate expenses exceeding the additional expense limitation.

               Pursuant to the Health Sciences Fund's current expense limitation, $101,000 of management fees were not accrued by the Fund for the year ended December 31, 1996.

               Pursuant to the Blue Chip Growth Fund's current and previous expense limitation, $214,000 of unaccrued fees and expenses were repaid during the year ended December 31, 1996.












          PAGE 73
               Pursuant to the Dividend Growth Fund's previous expense limitation, $174,000 of unaccrued 1993-94 fees and expenses were repaid by the Fund for the year ended December 31, 1995. Additionally, $5,000 of unaccrued management fees related to the current expense limitation are subject to reimbursement through December 31, 1998.

               Pursuant to the Equity Index Fund's current expense limitation, $370,000 of management fees were not accrued by the fund for the year ended December 31, 1996. Additionally, $445,000 of unaccrued management fees related to a previous expense limitation are subject to reimbursement through December 31, 1997.

               Pursuant to Capital Opportunity Fund's expense limitation that expired on December 31, 1996, $1,000 of management fees were not accrued by the fund for the year ended December 31, 1996. Additionally, $156,000 of unaccrued 1994-95 fees and expenses are subject to reimbursement through December 31, 1998.

               Pursuant to the Value Fund's current expense limitation, $35,000 of management fees were not accrued by the fund for the year ended December 31, 1996. Additionally, $202,000 of unaccrued 1994-95 fees and expenses are subject to reimbursement through December 31, 1998.

               Pursuant to the Mid-Cap Equity Growth Fund's current expense limitation, $14,000 of management fees and $34,000 of expenses were not accrued by the fund for the year ended December 31, 1996 and are subject to reimbursement through December 31, 1999.

               Pursuant to the Mid-Cap Value Fund's current expense limitation, $78,000 of management fees were not accrued by the fund for the year ended December 31, 1996 and are subject to reimbursement through December 31, 1999.

               Pursuant to the Financial Services Fund's current expense limitation, $24,000 of management fees were not accrued by the fund for the year ended December 31, 1996 and $2,000 of other expenses were borne by the manager.

          Capital Appreciation Fund

          Management Fee

               The Fund pays T. Rowe Price a fee ("Fee") which consists of three components: a Group Management Fee ("Group Fee"), an Individual Fund Fee ("Fund Fee") and a performance fee adjustment ("Performance Fee Adjustment") based on the performance of the Fund relative to the Standard & Poor's 500 Stock Index (the "Index"). The Fee is paid monthly to T. Rowe Price on the first business day of the next succeeding calendar month and is calculated as described below. The performance adjustment for












          PAGE 74
          the year ended December 31, 1996, decreased management fees by $1,530,000.

               The Monthly Group Fee and Monthly Fund Fee are combined (the "Combined Fee") and are subject to a Performance Fee Adjustment until October 31, 1998, depending on the total return investment performance of the Fund relative to the total return performance of the Standard & Poor's 500 Stock Composite Index (the "Index") during the previous thirty-six (36) months. The Performance Fee Adjustment is computed as of the end of each month and if an adjustment results, is added to, or subtracted from the Combined Fee. No Performance Fee Adjustment is made to the Combined Fee unless the investment performance ("Investment Performance") of the Fund (stated as a percent) exceeds, or is exceeded by, the investment record ("Investment Record") of the Index (stated as a percent) by at least one full point. (The difference between the Investment Performance and Investment Record will be referred to as the Investment Performance Differential.) The Performance Fee Adjustment for any month is calculated by multiplying the rate of the Performance Fee Adjustment ("Performance Fee Adjustment") (as determined below) achieved for the 36-month period, times the average daily net assets of the Fund for such 36-month period and dividing the product by 12. The Performance Fee Adjustment Rate is calculated by multiplying the Investment Performance Differential (rounded downward to the nearest full point) times a factor of .02%. Regardless of the Investment Performance Differential, the Performance Fee Adjustment Rate shall not exceed .30%. the same period.


                                       Example

               For example, if the Investment Performance Differential was 11.6, it would be rounded to 11. The Investment Performance Differential of 11 would be multiplied by .02% to arrive at the Performance Fee Adjustment Rate of .22%. The .22% Performance Fee Adjustment Rate would be multiplied by the fraction of 1/12 and that product would be multiplied by the Fund's average daily net assets for the 36-month period to arrive at the Performance Fee Adjustment.

               The computation of the Investment Performance of the Fund and the Investment Record of the Index will be made in accordance with Rule 205-1 under the Investment Advisers Act of 1940 or any other applicable rule as, from time to time, may be adopted or amended. These terms are currently defined as follows:

               The Investment Performance of the Fund is the sum of: (i) the change in the Fund's net asset value per share during the period; (ii) the value of the Fund's cash distributions per share having an exdividend date occurring within the period; and (iii) the per share amount of any capital gains taxes paid or accrued












          PAGE 75
          during such period by the Fund for undistributed, realized long-term capital gains.

               The Investment Record of the Index is the sum of: (i) the change in the level of the Index during the period; and (ii) the value, computed consistently with the Index, of cash distributions having an exdividend date occurring within the period made by companies whose securities comprise the Index.

          Management Fee

          Equity Index Fund


               The Fund pays T. Rowe Price an annual investment management fee in monthly installments of 0.20% of the average daily net asset value of the Fund. Due to the effect of the Fund's expense limitation, for the year ended December 31, 1993, the Fund did not pay T. Rowe Price an investment management fee.

          Mid-Cap Equity Growth Fund

               The Fund pays T. Rowe Price an annual investment management fee in monthly installments of 0.60% of the average daily net asset value of the Fund.

          Equity Income, Growth & Income, Growth Stock, New Era, and New Horizons Funds

          T. Rowe Price Spectrum Fund, Inc. The Funds listed above are a party to a Special Servicing Agreement ("Agreement") between and among T. Rowe Price Spectrum Fund, Inc. ("Spectrum Fund"), T. Rowe Price, T. Rowe Price Services, Inc. and various other T. Rowe Price funds which, along with the Fund, are funds in which Spectrum Fund invests (collectively all such funds "Underlying Price Funds").

               The Agreement provides that, if the Board of Directors/Trustees of any Underlying Price Fund determines that such Underlying Fund's share of the aggregate expenses of Spectrum Fund is less than the estimated savings to the Underlying Price Fund from the operation of Spectrum Fund, the Underlying Price Fund will bear those expenses in proportion to the average daily value of its shares owned by Spectrum Fund, provided further that no Underlying Price Fund will bear such expenses in excess of the estimated savings to it. Such savings are expected to result primarily from the elimination of numerous separate shareholder accounts which are or would have been invested directly in the Underlying Price Funds and the resulting reduction in shareholder servicing costs. Although such cost savings are not certain, the estimated savings to the Underlying Price Funds generated by the operation of Spectrum Fund are expected to be sufficient to offset most, if not all, of the












          PAGE 76
          expenses incurred by Spectrum Fund.

          All Funds

                                 DISTRIBUTOR FOR FUND

               T. Rowe Price Investment Services, Inc. ("Investment Services"), a Maryland corporation formed in 1980 as a wholly-owned subsidiary of T. Rowe Price, serves as the Fund's distributor. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous.

               Investment Services is located at the same address as the Fund and T. Rowe Price -- 100 East Pratt Street, Baltimore, Maryland 21202.

               Investment Services serves as distributor to the Fund pursuant to an Underwriting Agreement ("Underwriting Agreement"), which provides that the Fund will pay all fees and expenses in connection with: necessary state filings; preparing, setting in type, printing, and mailing its prospectuses and reports to shareholders; and issuing its shares, including expenses of confirming purchase orders.

               The Underwriting Agreement provides that Investment Services will pay all fees and expenses in connection with: printing and distributing prospectuses and reports for use in offering and selling Fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services' federal and state registrations as a broker-dealer; and offering and selling Fund shares, except for those fees and expenses specifically assumed by the Fund. Investment Services' expenses are paid by T. Rowe Price.

               Investment Services acts as the agent of the Fund in connection with the sale of its shares in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for Fund shares at net asset value. No sales charges are paid by investors or the Fund.

          All Funds

                                      CUSTODIAN

               State Street Bank and Trust Company is the custodian for the Fund's securities and cash, but it does not participate in the Fund's investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the Bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation.












          PAGE 77
          The Fund (other than Equity Index Fund) has entered into a Custodian Agreement with The Chase Manhattan Bank, N.A., London, pursuant to which portfolio securities which are purchased outside the United States are maintained in the custody of various foreign branches of The Chase Manhattan Bank and such other custodians, including foreign banks and foreign securities depositories as are approved by the Fund's Board of Directors/Trustees in accordance with regulations under the

          Investment Company Act of 1940. State Street Bank's main office is at 225 Franklin Street, Boston, Massachusetts 02110. The address for The Chase Manhattan Bank, N.A., London is Woolgate House, Coleman Street, London, EC2P 2HD, England.

                                 SHAREHOLDER SERVICES

               The Fund from time to time may enter into agreements with outside parties through which shareholders hold Fund shares. The shares would be held by such parties in omnibus accounts. The agreements would provide for payments by the Fund to the outside party for shareholder services provided to shareholders in the omnibus accounts.

                                    CODE OF ETHICS

               The Fund's investment adviser (T. Rowe Price) has a written Code of Ethics which requires all employees to obtain prior clearance before engaging in personal securities transactions. Transactions must be executed within three business days of their clearance. In addition, all employees must report their personal securities transactions within ten days of their execution. Employees will not be permitted to effect transactions in a security: If there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; a change has occurred in T. Rowe Price's rating of the security within seven calendar days prior to the date of the proposed transaction; or the security is subject to internal trading restrictions. In addition, employees are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any material violation of the Code of Ethics is reported to the Board of the Fund. The Board also reviews the administration of the Code of Ethics on an annual basis.


                                PORTFOLIO TRANSACTIONS

          Investment or Brokerage Discretion

               Decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund are made by T. Rowe Price. T. Rowe Price is also responsible for implementing these decisions,












          PAGE 78
          including the negotiation of commissions and the allocation of portfolio brokerage and principal business.

          How Brokers and Dealers are Selected

               Equity Securities

               In purchasing and selling the Fund's portfolio securities, it is T. Rowe Price's policy to obtain quality execution at the most favorable prices through responsible brokers and dealers and, in the case of agency transactions, at competitive commission rates. However, under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services. As a general practice, over-the-counter orders are executed with market-makers. In selecting among market-makers, T. Rowe Price generally seeks to select those it believes to be actively and effectively trading the security being purchased or sold. In selecting broker-dealers to execute the Fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, and brokerage and research services provided by them. It is not the policy of T. Rowe Price to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

               Fixed Income Securities

               Fixed income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the client although the price usually includes an undisclosed compensation. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and asked prices. Securities may also be purchased from underwriters at prices which include underwriting fees.

               With respect to equity and fixed income securities, T. Rowe Price may effect principal transactions on behalf of the Fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. T. Rowe Price may receive research services in connection with brokerage transactions, including designations in fixed price offerings.

          How Evaluations are Made of the Overall Reasonableness of Brokerage Commissions Paid













          PAGE 79
               On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of the Fund. In evaluating the reasonableness of commission rates, T. Rowe Price considers: (a) historical commission rates, both before and since rates have been fully negotiable; (b) rates which other institutional investors are paying, based on available public information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.

          Description of Research Services Received from Brokers and
          Dealers

               T. Rowe Price receives a wide range of research services from brokers and dealers. These services include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and analysis of corporate responsibility issues. These services provide both domestic and international perspective. Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to T. Rowe Price by or through broker-dealers.

               Research services received from brokers and dealers are supplemental to T. Rowe Price's own research effort and, when utilized, are subject to internal analysis before being incorporated by T. Rowe Price into its investment process. As a practical matter, it would not be possible for T. Rowe Price's Equity Research Division to generate all of the information presently provided by brokers and dealers. T. Rowe Price pays cash for certain research services received from external sources. T. Rowe Price also allocates brokerage for research services which are available for cash. While receipt of research services from brokerage firms has not reduced T. Rowe Price's normal research activities, the expenses of T. Rowe Price could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by brokers or dealers, T. Rowe Price may be relieved of expenses which it might otherwise bear.












          PAGE 80
               T. Rowe Price has a policy of not allocating brokerage business in return for products or services other than brokerage or research services. In accordance with the provisions of
          Section 28(e) of the Securities Exchange Act of 1934, T. Rowe Price may from time to time receive services and products which serve both research and non-research functions. In such event,
          T. Rowe Price makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.

          Commissions to Brokers who Furnish Research Services

               Certain brokers and dealers who provide quality brokerage and execution services also furnish research services to T. Rowe Price. With regard to the payment of brokerage commissions, T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause an account to pay commission rates in excess of those another broker or dealer would have charged for effecting the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Accordingly, while T. Rowe Price cannot readily determine the extent to which commission rates or net prices charged by broker-dealers reflect the value of their research services, T. Rowe Price would expect to assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker. T. Rowe Price may receive research, as defined in
          Section 28(e), in connection with selling concessions and designations in fixed price offerings in which the Funds participate.

          Internal Allocation Procedures

               T. Rowe Price has a policy of not precommitting a specific amount of business to any broker or dealer over any specific time period. Historically, the majority of brokerage placement has been determined by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage business where special needs do not exist, or where the business may be allocated among several brokers or dealers which are able to meet the needs of the transaction.

               Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by brokers or dealers, and attempts to allocate a portion of its brokerage business in












          PAGE 81
          response to these assessments. Research analysts, counselors, various investment committees, and the Trading Department each seek to evaluate the brokerage and research services they receive from brokers or dealers and make judgments as to the level of business which would recognize such services. In addition, brokers or dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions, because the total business is allocated on the basis of all the considerations described above. In no case is a broker or dealer excluded from receiving business from T. Rowe Price because it has not been identified as providing research services.

          Miscellaneous

               T. Rowe Price's brokerage allocation policy is consistently applied to all its fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by brokers or dealers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including non-Fund accounts) managed by T. Rowe Price. Conversely, research services received from brokers or dealers which execute transactions for the Fund are not necessarily used by T. Rowe Price exclusively in connection with the management of the Fund.

               From time to time, orders for clients may be placed through a computerized transaction network.

               The Fund does not allocate business to any broker-dealer on the basis of its sales of the Fund's shares. However, this does not mean that broker-dealers who purchase Fund shares for their clients will not receive business from the Fund.

               Some of T. Rowe Price's other clients have investment objectives and programs similar to those of the Fund. T. Rowe Price may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with the Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price's policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price frequently follows the practice of grouping orders of various clients for execution which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. T. Rowe Price has established a general investment policy that it will












          PAGE 82
          ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price Funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

          Trade Allocation Policies

               T. Rowe Price has developed written trade allocation guidelines for its Equity, Municipal, and Taxable Fixed Income Trading Desks. Generally, when the amount of securities available in a public offering or the secondary market is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro rata allocation based upon the amounts initially requested by each portfolio manager. In allocating trades made on combined basis, the Trading Desks seek to achieve the same net unit price of the securities for each participating client. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted, pro rata basis. Examples of where adjustments may be made include: (i) reallocations to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) reallocations to eliminate deminimis positions; (iii) priority for accounts with specialized investment policies and objectives; and (iv) reallocations in light of a participating portfolio's characteristics (e.g., industry or issuer concentration, duration, and credit exposure).

               To the extent possible, T. Rowe Price intends to recapture solicitation fees paid in connection with tender offers through
          T. Rowe Price Investment Services, Inc., the Fund's distributor. At the present time, T. Rowe Price does not recapture commissions or underwriting discounts or selling group concessions in connection with taxable securities acquired in underwritten offerings. T. Rowe Price does, however, attempt to negotiate elimination of all or a portion of the selling-group concession or underwriting discount when purchasing tax-exempt municipal securities on behalf of its clients in underwritten offerings.

          Transactions with Related Brokers and Dealers

               As provided in the Investment Management Agreement between the Fund and T. Rowe Price, T. Rowe Price is responsible not only for making decisions with respect to the purchase and sale of the Fund's portfolio securities, but also for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. It is expected that T. Rowe Price may place orders for the Fund's portfolio transactions with broker-dealers through the same trading desk T. Rowe Price uses for portfolio transactions in domestic securities. The trading desk accesses brokers and












          PAGE 83
          dealers in various markets in which the Fund's foreign securities are located. These brokers and dealers may include certain affiliates of Robert Fleming Holdings Limited ("Robert Fleming Holdings") and Jardine Fleming Group Limited ("JFG"), persons indirectly related to T. Rowe Price. Robert Fleming Holdings, through Copthall Overseas Limited, a wholly-owned subsidiary, owns 25% of the common stock of Rowe Price-Fleming International, Inc. ("RPFI"), an investment adviser registered under the Investment Advisers Act of 1940. Fifty percent of the common stock of RPFI is owned by TRP Finance, Inc., a wholly-owned subsidiary of T. Rowe Price, and the remaining 25% is owned by Jardine Fleming Holdings Limited, a subsidiary of JFG. JFG is 50% owned by Robert Fleming Holdings and 50% owned by Jardine Matheson Holdings Limited. Orders for the Fund's portfolio transactions placed with affiliates of Robert Fleming Holdings and JFG will result in commissions being received by such affiliates.

               The Board of Directors/Trustees of the Fund has authorized
          T. Rowe Price to utilize certain affiliates of Robert Fleming and JFG in the capacity of broker in connection with the execution of the Fund's portfolio transactions. These affiliates include, but are not limited to, Jardine Fleming Securities Limited ("JFS"), a wholly-owned subsidiary of JFG, Robert Fleming & Co. Limited ("RF&Co."), Jardine Fleming Australia Securities Limited, and Robert Fleming, Inc. (a New York brokerage firm). Other affiliates of Robert Fleming Holding and JFG also may be used. Although it does not believe that the Fund's use of these brokers would be subject to Section 17(e) of the Investment Company Act of 1940, the Board of Directors/Trustees of the Fund has agreed that the procedures set forth in Rule 17e-1 under that Act will be followed when using such brokers.

          Other



               For the years 1996, 1995, and 1994, the total brokerage commissions paid by each Fund, including the discounts received by securities dealers in connection with underwritings, and the percentage of these commissions paid to firms which provided research, statistical, or other services to T. Rowe Price in connection with the management of each Fund, or, in some cases, to each Fund, was as shown below.

                            1996              1995             1994

           Fund     Commissions   %     Commissions    %   Commissions  %

          Balanced    292,325    13.0%  $392,293.25  14.8%  $258,006  18.1%
          Blue Chip
           Growth     748,661    34.6%   420,930.75  10.3%   219,539  11.9%
          Capital
           Apprec-
           iation     886,009    46.6% 1,922,697.14  32.4%   828,822  67.4%












          PAGE 84
          Capital
           Oppor-
           tunity     764,518    38.7%   528,726.58  24.6%     7,857   7.2%
          Dividend
           Growth     478,131    28.6%   373,297.65   9.6%   294,479  15.9%
          Equity
           Income   6,912,071    59.2% 4,193,326.16  43.2% 4,511,187  48.4%
          Growth &
           Income   1,874,214    42.7% 1,431,193.83  44.7% 2,550,364  23.7%
          Growth
           Stock1,396,425,035     0.2% 4,769,565.10  42.6% 4,002,616  51.6%
          Equity
           Index       37,146     0.0%    98,198.06   0.1%    21,198  3.27%
          Financial
           Services    60,862    10.5%         *         *         *      *
          Health
           Sciences 1,488,623    20.4%         *         *         *      *
          Mid-Cap
           Equity
           Growth      24,079    12.0%         *         *         *      *
          Mid-Cap
           Growth   3,149,050    27.9%   924,702.44  16.5%   349,991  30.8%
          Mid-Cap
           Value       92,359    17.0%         *         *         *      *
          New America
           Growth   1,344,080    31.6% 3,605,674.73  16.1% 1,646,550  23.7%
          New Era   2,500,868    45.2% 1,259,196.48  42.7% 1,863,739  35.8%
          New
           Horizons15,900,960     6.5% 8,729,848.09   9.1% 5,246,463  10.0%
          Small-Cap
           Stock    1,044,665     5.5%   873,954.17   7.5%   584,525   4.6%
          Science &
           Tech-
           nology   5,713,825    39.1% 4,766,170.90  18.5% 1,272,479  45.4%
          Small-Cap
           Value    1,289,012    31.8% 1,321,168.10  14.4%   512,452 26.28%
          Value       780,033    57.4%   270,118.81  32.3%    30,478  14.9%

          * Prior to commencement of operations.

               On December 31, 1996, the Equity Index Fund held common stock of the following regular brokers or dealers of the Fund:
          Bankers Trust New York, Citicorp, Merrill Lynch, J.P. Morgan, Chemical Bank, and Household International respectively, with a value of $1,002,000, $6,837,000, $1,896,000, $2,569,000, and
          1,262,000 respectively. In 1996, Bankers Trust New York, Citicorp, Merrill Lynch, J.P. Morgan, Chemical Bank, and Household International were among the Fund's regular brokers or dealers as defined in Rule 10b-1 under the Investment Company Act of 1940.

               On December 31, 1996, the Growth & Income Fund held common stocks of the following regular broker dealers of the Fund: Bear












          PAGE 85
          Stearns and Household International, respectively, with a value of $16,336,000, and $30,504,000 respectively. The Fund also held medium-term notes of Morgan Stanley with a value of $10,003,000. In 1996, Bear Stearns, Household International, and Morgan Stanley were among the Fund's regular brokers or dealers as defined in Rule 10b-1 under the Investment Company Act of 1940.

               On December 31, 1996, the Small-Cap Value Fund held commercial paper of Morgan Stanley Group with a value of $7,002,000. In 1996, the Morgan Stanley Group was among the Fund's regular brokers or dealers as defined in Rule 10b-1 under the Investment Company Act of 1940.

               On December 31, 1996, the Dividend Growth Fund held medium-term notes of Morgan Stanley Group with a value of $1,000,000. In 1996, the Morgan Stanley Group was among the Fund's regular brokers or dealers as defined in Rule 10b-1 under the Investment Company Act of 1940.

               On December 31, 1996, the Capital Appreciation Fund held commercial paper of Morgan Stanley Group with a value of $10,003,000. In 1996, the Morgan Stanley Group was among the Fund's regular brokers or dealers as defined in Rule 10b-1 under the Investment Company Act of 1940.

               On December 31, 1996, the Small-Cap Stock Fund held commercial paper of Morgan Stanley Group with a value of $2,001,000. In 1996, the Morgan Stanley Group was among the Fund's regular brokers or dealers as defined in Rule 10b-1 under the Investment Company Act of 1940.

               On December 31, 1996, the Equity Income Fund held common stock of the following regular broker dealers of the Fund:
          Bankers Trust, Chemical Bank, and J.P. Morgan, respectively, with a value of $41,331,000, $0, and $82,981,000, respectively. The
          Fund also held medium-term notes of GMAC and the Morgan Stanley Group, with a value of $7,002,000 and $31,455,000, respectively. In 1996, Bankers Trust, Chemical Bank, J.P. Morgan, GMAC, and Morgan Stanley Group were among the Fund's regular brokers or dealers as defined in Rule 10b-1 under the Investment Company Act of 1940.

               On December 31, 1996, the Balanced Fund held common stock of J.P. Morgan with a value of $1,953,000. The Fund also held a bond of Lehman Brothers Holding with a value of $1,615,000. The Fund also held commercial paper of Morgan Stanley Group with a value of $5,006,000. In 1996, J.P. Morgan, Lehman Brothers Holding, and the Morgan Stanley Group were among the Fund's regular brokers or dealers as defined in Rule 10b-1 under the Investment Company Act of 1940.














          PAGE 86
               The portfolio turnover rate for each Fund for the years ended 1996, 1995, and 1994, was as follows:

           Fund                         1996         1995         1994

          Balanced                      22.3%        12.6%        33.3%
          Blue Chip Growth              26.3%        38.1%        75.0%
          Capital Appreciation          44.2%        47.0%        43.6%
          Capital Opportunity          107.3%       136.9%       134.5%
          Dividend Growth               43.1%        56.1%        71.4%
          Equity Income                 25.0%        21.4%        36.3%
          Equity Index                   1.3%         1.3%         1.3%
          Financial Services             5.6%         *            *
          Growth & Income               13.5%        26.2%        25.6%
          Growth Stock                  49.0%        42.5%        54.0%
          Health Sciences              133.1%         *            *
          Mid-Cap Equity Growth         31.3%         *            *
          Mid-Cap Growth                38.1%        57.5%        48.7%
          Mid-Cap Value                  3.9%         *            *
          New America Growth            36.7%        56.2%        31.0%
          New Era                       28.6%        22.7%        24.7%
          New Horizons                  41.4%        55.9%        44.3%
          Small-Cap Stock               31.1%        57.8%        41.9%
          Science & Technology         125.6%       130.3%       113.3%
          Small-Cap Value               15.2%        18.1%        21.4%
          Value                         68.0%        89.7%        30.8%

          *  Annualized.
          ** Prior to commencement of operations.

          All Funds

                                PRICING OF SECURITIES

               Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors/Trustees, or by persons delegated by the Board, best to reflect fair value.

               Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at their amortized cost in local currency which, when combined with accrued interest, approximates fair value.













          PAGE 87
               For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

               Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the Fund, as authorized by the Board of Directors/Trustees.

          All Funds

                              NET ASSET VALUE PER SHARE

               The purchase and redemption price of the Fund's shares is equal to the Fund's net asset value per share or share price. The Fund determines its net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the Fund is normally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

               Determination of net asset value (and the offering, sale redemption and repurchase of shares) for the Fund may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, (b) during which trading on the NYSE is restricted, (c) during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during which a governmental body having jurisdiction over the Fund may by order permit such a suspension for the protection of the Fund's shareholders; provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or
          (d) exist.


                             DIVIDENDS AND DISTRIBUTIONS

               Unless you elect otherwise, the Fund's annual dividend and capital gain distribution, if any, and final quarterly dividend (Balanced, Dividend Growth, Equity Income, Equity Index, Growth &












          PAGE 88
          Income, Mid-Cap Value, and Value Funds) will be reinvested on the reinvestment date using the NAV per share of that date. The reinvestment date normally precedes the payment date by about 10 days although the exact timing is subject to change.


                                      TAX STATUS

               The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code").

               A portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. The Fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) in order to avoid a federal excise tax and distribute within 12 months 100% of ordinary income and capital gains as of December 31 to avoid federal income tax.

               At the time of your purchase, the Fund's net asset value may reflect undistributed capital gains or net unrealized appreciation of securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. For federal income tax purposes, the Fund is permitted to carry forward its net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute such gains. On December 31, 1996, the books of each Fund indicated that each Fund's aggregate net assets included undistributed net income, net realized capital gains or losses, and unrealized appreciation or depreciation which are listed below.

                                                 Net Realized
                                Undistributed    Capital Gain   Unrealized
            Fund                  Net Income       (Losses)    Appreciation

          Balanced              $  479,605       $  988,176 $  165,264,889
          Blue Chip Growth             -0-        1,809,910     85,179,920
          Capital Appreciation     363,581       19,106,692    149,382,190
          Capital Opportunity          -0-        1,017,759     14,827,525
          Dividend Growth              -0-        3,203,747     34,752,830
          Equity Income          1,983,703      151,781,728  1,627,591,912
          Equity Index                 -0-        4,023,968    204,489,336
          Financial Services           -0-              -0-      1,184,982
          Growth & Income        1,197,947        4,825,908    745,309,119
          Growth Stock             161,050       30,164,090  1,324,077,291
          Health Sciences              -0-          408,636      5,004,666
          Mid-Cap Equity               -0-           57,907        532,169












          PAGE 89
          Mid-Cap Growth               -0-        6,341,881    148,411,029
          Mid-Cap Value             19,634         (14,294)      5,043,874
          New America Growth           -0-       29,107,180    430,949,361
          New Era                      -0-       15,417,132    464,688,120
          New Horizons                 -0-     (17,232,407)  1,266,666,244
          Small-Cap Stock           23,101        9,648,365     94,813,776
          Science & Technology         -0-       14,105,432    555,199,263
          Small-Cap Value           40,475       19,156,306    342,576,379
          Value                        -0-        2,817,864     17,037,654

               If, in any taxable year, the Fund should not qualify as a regulated investment company under the Code: (i) the Fund would be taxed at normal corporate rates on the entire amount of its taxable income, if any, without deduction for dividends or other distributions to shareholders; and (ii) the Fund's distributions to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends).

          Taxation of Foreign Shareholders

               The Code provides that dividends from net income will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the Fund are not subject to tax unless the foreign shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.

          All Funds, Except Equity Index Fund

               To the extent the Fund invests in foreign securities, the following would apply:

          Passive Foreign Investment Companies

               The Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition to bearing their proportionate share of the funds expenses (management fees and operating expenses) shareholders will also indirectly bear similar expenses of such funds. In addition, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains were distributed to shareholders.

               In accordance with tax regulations, the Fund intends to treat these securities as sold on the last day of the Fund's












          PAGE 90
          fiscal year and recognize any gains for tax purposes at that time; losses will not be recognized. Such gains will be considered ordinary income which the Fund will be required to distribute even though it has not sold the security and received cash to pay such distributions.

          Foreign Currency Gains and Losses

               Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the ordinary income dividend paid by the Fund will be increased. If the result is a loss, the income dividend paid by the Fund will be decreased, or to the extent such dividend has already been paid, it may be classified as a return of capital. Adjustments to reflect these gains and losses will be made at the end of the Fund's taxable year.

          All Funds

                                INVESTMENT PERFORMANCE

          Total Return Performance

               The Fund's calculation of total return performance includes the reinvestment of all capital gain distributions and income dividends for the period or periods indicated, without regard to tax consequences to a shareholder in the Fund. Total return is calculated as the percentage change between the beginning value of a static account in the Fund and the ending value of that account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gains dividends. The results shown are historical and should not be considered indicative of the future performance of the Fund. Each average annual compound rate of return is derived from the cumulative performance of the Fund over the time period specified. The annual compound rate of return for the Fund over any other period of time will vary from the average.

                       Cumulative Performance Percentage Change

                                   1 Yr.    5 Yrs.    10 Yrs.      Since
                                   Ended     Ended     Ended     Inception-
                                  12/31/96 12/31/96   12/31/96    12/31/96


          S & P 500                 22.96   103.05     314.28
          Dow Jones
           Industrial Average       28.88   132.65     366.13
          CPI                        3.65    15.37      43.98

          Balanced Fund             14.57    71.09     184.22    28,585.93












          PAGE 91
                                                             (12/31/39)

          Lipper Balanced
           Fund Index               13.01    66.31     191.89       N/A
          Lehman Brothers
           Aggregate Index           3.63    40.50     125.49       N/A
          Salomon Brothers Broad
           Inv. Grade Index          3.62    41.11     126.36       N/A

          Blue Chip Growth Fund     27.75   N/A        N/A          103.02
                                                              (6/30/93)

          Capital Appreciation Fund 16.82    87.99     251.25       281.11
                                                              (6/30/86)

          Lipper Capital Appreciation
           Funds Avg.               16.31    88.71     248.21       221.08

          Capital Opportunity Fund  16.76   N/A        N/A           78.41
                                                             (11/30/94)

          Lipper Capital Appreciation
           Funds Avg.               16.31   N/A        N/A           52.92
          Lipper Capital Appreciation
           Funds Index              14.95   N/A        N/A           52.64
          Nasdaq Composite          22.71   N/A        N/A           72.06

          Dividend Growth Fund      25.36   N/A        N/A          101.47
                                                             (12/31/92)

          Equity Income Fund        20.40   119.97     286.01       438.33
                                                             (10/31/85)

          Lipper Equity Income
           Fund Average             18.85    90.17     208.33       304.87

          Equity Index Fund         22.65    99.32     N/A          158.34
                                                              (3/30/90)

          Lehman Brothers
           Aggregate Index           3.63    40.50     N/A           79.01
          Salomon Brothers Broad
           Inv. Grade Index          3.62    41.11     N/A           79.88

          Growth & Income Fund      25.64   113.97     257.36       544.47
                                                             (12/21/82)

          Lipper Growth & Income
           Fund Index               20.69    98.06     257.52
          592.15*

          Growth Stock Fund         21.70    96.96     247.90    16,900.01
                                                              (4/11/50)












          PAGE 92
          Mid-Cap Growth Fund       24.84   N/A        N/A          177.44
                                                              (6/30/92)

          Russell 2000              16.49   N/A        N/A          106.52
          S & P 400 Mid Cap Index   19.20   N/A        N/A           99.09
          Nasdaq Composite          22.71   N/A        N/A          129.07
          Lipper Growth Fund Index  17.48   N/A        N/A           91.61
          Lipper Growth Fund Average19.24   N/A        N/A           92.30

          New America Growth Fund   20.01   106.90     336.86       492.08
                                                              (9/30/85)

          Lipper Growth Fund Index  17.48    84.87     258.11       378.77

          New Era Fund              24.25    85.78     214.24     1,699.77
                                                              (1/20/69)

          Lipper Natural Resources
           Fund Avg.                32.74    97.08     169.19       N/A

          New Horizons Fund         17.03   146.18     352.34     6,628.27
                                                               (6/3/60)


          Small-Cap Stock Fund      21.05   118.70     219.48    23,328.87
                                                               (6/1/56)

          Science & Technology Fund 14.23   203.52     N/A          516.07
                                                              (9/30/87)

          Lipper Science & Technology
           Fund Index               16.91   136.94     364.42       233.13
          Russell 2000              16.49   106.80     222.37       150.77

          Small-Cap Value Fund      24.61   136.78     N/A          220.15
                                                              (6/30/88)

          Russell 2000              16.49   106.80     N/A          178.38
          Nasdaq Composite          22.71   120.18     N/A          227.12
          Lipper Small Co Growth
           Funds Average            20.20   104.43     N/A          232.09

          Value Fund                28.51   N/A        N/A           85.29
                                                              (9/30/94)

          Lipper Growth & Income Average     20.78      92.43       246.71
          55.77
          S & P 500 Index           22.96   103.05     314.28        69.14

          Health Sciences Fund      26.75   N/A        N/A           26.75
                                                             (12/29/95)

          Lipper Healthcare/Biotech












          PAGE 93
           Funds Avg.               13.400  N/A        N/A           13.40
          Russell 2000              16.49   N/A        N/A           16.49

          Financial Services Fund  N/A      N/A        N/A           13.40
                                                              (9/30/96)

          Lipper Financial Services
           Funds Average           N/A      N/A        N/A           11.35
          Lipper Financial Services
           Funds Index             N/A      N/A        N/A           12.06

          Mid-Cap Value Fund       N/A      N/A        N/A            6.30
                                                              (6/30/96)

          Lipper Mid Cap Funds Average      N/A        N/A          N/A
          5.76

          Mid-Cap Equity
           Growth Fund             N/A      N/A        N/A           16.10
                                                              (7/31/96)

          Lipper Mid Cap Funds Average      N/A        N/A          N/A
          14.85
          S & P 400 Mid Cap Index  N/A      N/A        N/A           17.07

          * Since 12/31/82


                       Average Annual Compound Rates of Return

                                   1 Yr.    5 Yrs.    10 Yrs.      Since
                                   Ended     Ended     Ended     Inception-
                                  12/31/96 12/31/96   12/31/96    12/31/96

          S&P 500                   22.96%   15.22%     15.27%
          Dow Jones
           Industrial Avg.          28.88    18.40      16.64
          CPI                        3.65     2.90       3.71

          Balanced Fund             14.57    11.34      11.01      10.44
                                                           (12/31/39)
          Lipper Balanced
           Fund Index               13.01    10.71      11.31     N/A
          Lehman  Brothers
           Aggregate Index           3.63     7.04       8.47     N/A
          Salomon Brothers Broad
           Investment Grade Index    3.62     7.13       8.51     N/A

          Blue Chip Growth Fund     27.75   N/A        N/A         22.41
                                                            (6/30/93)
          Capital Appreciation
           Fund                     16.82    13.46      13.39      13.59
                                                            (6/30/86)













          PAGE 94
          Lipper Capital Appreciation
           Funds Average            16.31    13.02      12.48      10.94

          Capital Opportunity
           Fund                     16.76   N/A        N/A         32.01
                                                           (11/30/94)
          Lipper Capital Appreciation
           Average                  16.31   N/A        N/A         22.27
          Lipper Capital Appreciation
           Index                    14.95   N/A        N/A         22.51
          Nasdaq Composite          22.71   N/A        N/A         29.73

          Dividend Growth Fund      25.36   N/A        N/A         19.14
                                                           (12/30/92)

          Equity Income Fund        20.40    17.08      14.46      16.27
                                                           (10/31/85)
          Lipper Equity Income
           Fund Average             18.85    13.60      11.63      12.95

          Equity Index Fund         22.65    14.79     N/A         15.08
                                                            (3/30/90)
          Lehman Brothers
           Aggregate Index           3.63     7.04     N/A          9.00
          Salomon Brothers Broad
           Investment Grade Index    3.62     7.13     N/A          9.08

          Growth & Income Fund      25.64    16.43      13.58      14.21
                                                           (12/21/82)
          Lipper Growth and Income
           Fund Index               20.69    14.65      13.59      14.82*

          Growth Stock Fund         21.70    14.52      13.28      11.62
                                                            (4/11/50)
          Mid-Cap Growth Fund       24.84   N/A        N/A         25.44
                                                            (6/30/92)

          Russell 2000              16.49   N/A        N/A         17.48
          S&P 400 Mid-Cap Index     19.20   N/A        N/A         16.52
          NASDAQ                    22.71   N/A        N/A         20.21
          Lipper Growth
           Fund Index               17.48   N/A        N/A         15.55
          Lipper Growth Fund
           Category Average         19.24   N/A        N/A         15.34

          New America Growth Fund   20.01    15.65      15.89      17.12
                                                            (9/30/85)
          Lipper Growth
           Fund Index               17.48    13.08      13.61      14.94

          New Era Fund              24.25    13.19      12.13      10.90
                                                            (1/20/69)
          Lipper Natural Resources












          PAGE 95
           Funds Average            32.74    14.14      10.03     N/A

          New Horizons Fund         17.03    19.74      16.29      12.19
                                                             (6/3/60)
          Small-Cap Stock Fund      21.05    16.94      12.32      14.39
                                                             (6/1/56)
          Science & Technology
           Fund                     14.23    24.86     N/A         21.72
                                                            (9/30/87)
          Lipper Science and
           Technology Index         16.91    18.83      16.60      13.89
          Russell 2000              16.49    15.64      12.42      10.45

          Small-Cap Value Fund      24.61    18.81     N/A         14.67
                                                            (6/30/88)
          Russell 2000              16.49    15.64     N/A         12.80
          NASDAQ Composite          22.71    17.10     N/A         14.96
          Lipper Small Company
           Growth Funds Average     20.20    15.10     N/A         14.77

          Value Fund                28.51   N/A        N/A         31.52
                                                            (9/30/94)
          Lipper Growth & Income
           Average                  20.78    13.87      13.13      21.70
          S&P 500 Index             22.96    15.22      15.27      26.29

          Health Sciences Fund      26.75   N/A        N/A         26.75
                                                           (12/29/95)
          Lipper Healthcare/Biotech
           Funds Average            13.40   N/A        N/A         13.40
          Russell 2000              16.49   N/A        N/A         16.49

          Financial Services Fund  N/A      N/A        N/A        N/A
                                                            (9/30/96)

          Lipper Financial Services
           Funds Average           N/A      N/A        N/A        N/A
          Lipper Financial Services
           Fund Index              N/A      N/A        N/A        N/A

          Mid-Cap Value Fund       N/A      N/A        N/A        N/A
                                                            (6/30/96)

          Lipper Mid Cap Funds
           Average                 N/A      N/A        N/A        N/A

          Mid-Cap Equity
           Growth Fund             N/A      N/A        N/A        N/A
                                                            (7/31/96)

          Lipper Mid Cap Funds
           Average                 N/A      N/A        N/A        N/A
          S&P 400 Mid Cap Index    N/A      N/A        N/A        N/A












          PAGE 96
          *Since 12/31/82

          Outside Sources of Information

               From time to time, in reports and promotions literature:
          (1) the Fund's total return performance or P/E ratio may be compared to any one or combination of the following: (i) the Standard & Poor's 500 Stock Index so that you may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the stock market in general; (ii) other groups of mutual funds, including
          T. Rowe Price Funds, tracked by: (A) Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; (B) Morningstar, Inc., another widely used independent research firm which rates mutual funds by overall performance, investment objective and assets; or (C) other financial or business publications, such as Business Week, Money Magazine, Forbes and Barron's, which provide similar information; (iii) indices of stocks comparable to those in which the Fund invests; (2) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in the Fund;
          (3) other government statistics such as GNP, and net import and export figures derived from governmental publications, e.g., The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates;
          (4) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of the Fund's performance; (5) the effect of tax-deferred compounding on the Fund's investment returns, or on returns in general, may be illustrated by graphs, charts, etc. where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (6) the sectors or industries in which the Fund invests may be compared to relevant indices or surveys (e.g., S&P Industry Surveys) in order to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector. In connection with (5) above, information derived from the following chart may be used:


                              IRA Versus Taxable Return

               Assuming 9% annual rate of return, $2,000 annual contribution and 28% tax bracket.

                     Year          Taxable       Tax Deferred

                       10        $ 28,700        $  33,100
                       15          51,400           64,000












          PAGE 97
                       20          82,500          111,500
                       25         125,100          184,600
                       30         183,300          297,200

          IRAs

               An IRA is a long-term investment whose objective is to accumulate personal savings for retirement. Due to the long-term nature of the investment, even slight differences in performance will result in significantly different assets at retirement. Mutual funds, with their diversity of choice, can be used for IRA investments. Generally, individuals may need to adjust their underlying IRA investments as their time to retirement and tolerance for risk changes.

               The Balanced Fund may also compare its performance or yield to a variety of fixed income investments (e.g., repos, CDs, Treasury bills) and other measures of performance set forth in financial publications maintained by persons such as the Donoghue Organization, Merrill Lynch, Pierce Fenner & Smith, Inc., Salomon Brothers, Inc. etc.

          Other Features and Benefits

               Each Fund is a member of the T. Rowe Price Family of Funds and may help investors achieve various long-term investment goals, such as investing money for retirement, saving for a down payment on a home, or paying college costs. To explain how the Fund could be used to assist investors in planning for these goals and to illustrate basic principles of investing, various worksheets and guides prepared by T. Rowe Price Associates, Inc. ("T. Rowe Price") and/or T. Rowe Price Investment Services, Inc. may be made available. These currently include: the Asset Mix Worksheet which is designed to show shareholders how to reduce their investment risk by developing a diversified investment plan: the College Planning Guide which discusses various aspects of financial planning to meet college expenses and assists parents in projecting the costs of a college education for their children; the Retirement Planning Kit (also available in a PC version) which includes a detailed workbook to determine how much money you may need for retirement and suggests how you might invest to reach your goal; the Retirees Financial Guide which includes a detailed workbook to determine how much money you can afford to spend and still preserve your purchasing power and suggest how you might invest to reach your goal; Tax Considerations for Investors discusses the tax advantages of annuities and municipal bonds and now to access whether they are suitable for your portfolio, reviews pros and cons of placing assets in a gift to minors account and summarizes the benefits and types of tax-deferred retirement plans currently available; the Personal Strategy Planner simplifies investment decision making by helping investors define personal financial goals, establish length of time the investor intends to invest,












          PAGE 98
          determine risk "comfort zone" and select diversified investment risk; and Diversifying Overseas: a T. Rowe Price Guide to International Investing helps investors determine and implement an international investment strategy that is appropriate for particular investment needs. From time to time, other worksheets and guides may be made available as well. Of course, an investment in the Fund cannot guarantee that such goals will be met.

               To assist investors in understanding the different returns and risk characteristics of various investments, the aforementioned guides will include presentation of historical returns of various investments using published indices. An example of this is shown on the next page.

                     Historical Returns for Different Investments

          Annualized returns for periods ended 12/31/96

                                    50 years   20 years  10 years 5 years

          Small-Company Stocks        14.44%     17.84%    12.98%   19.47%

          Large-Company Stocks        12.59      14.55     15.28    15.20

          Foreign Stocks               N/A      15.29       8.74     8.48

          Long-Term Corporate Bonds    5.76       9.71      9.48     8.52

          Intermediate-Term U.S.
            Gov't. Bonds               5.89       9.14      7.77     6.17

          Treasury Bills               4.89       7.28      5.46     4.22
          U.S. Inflation               4.08       5.15      3.70     2.89

          Sources: Ibbotson Associates, Morgan Stanley. Foreign stocks reflect performance of The Morgan Stanley Capital International EAFE Index, which includes some 1,000 companies representing the stock markets of Europe, Australia, New Zealand, and the Far East. This chart is for illustrative purposes only and should not be considered as performance for, or the annualized return of, any T. Rowe Price Fund. Past performance does not guarantee future results.

             Also included will be various portfolios demonstrating how these historical indices would have performed in various combinations over a specified time period in terms of return. An example of this is shown on the next page.

                        Performance of Retirement Portfolios*

                      Asset Mix      Average Annualized         Value
                                      Returns 20 Years            of












          PAGE 99
                                       Ended 12/31/96          $10,000
                                                              Investment
                                                             After Period
                   ________________  __________________      ____________

                                       Nominal  Real   BestWorst
          Portfolio Growth IncomeSafety ReturnReturn** YearYear

          I.   Low
               Risk   40%   40%    20%  11.5%   6.3% 24.9% 0.1% $ 88,900

          II.  Moderate
               Risk   60%   30%    10%  12.9%   7.7% 29.1% -1.8%$112,500

          III. High
               Risk   80%   20%     0%  14.1%   8.9% 33.4% -5.2%$140,300

          Source: T. Rowe Price Associates; data supplied by Lehman Brothers, Wilshire Associates and Ibbotson Associates.

          * Based on actual performance for the 20 years ended 1996 of stocks (85% Wilshire 5000 and 15% Europe, Australia, Far East [EAFE] Index), bonds (Lehman Brothers Aggregate Bond Index from 1976-95 and 30-day Treasury bills from January 1976 through December 1996. Past performance does not guarantee future results. Figures include changes in principal value and reinvested dividends and assume the same asset mix is maintained each year. This exhibit is for illustrative purposes only and is not representative of the performance of any T. Rowe Price fund.
          ** Based on inflation rate of 5.2% for the 20-year period ended 12/31/96.

          Insights

               From time to time, Insights, a T. Rowe Price publication of reports on specific investment topics and strategies, may be included in the Fund's fulfillment kit. Such reports may include information concerning: calculating taxable gains and losses on mutual fund transactions, coping with stock market volatility, benefiting from dollar cost averaging, understanding international markets, investing in high-yield "junk" bonds, growth stock investing, conservative stock investing, value investing, investing in small companies, tax-free investing, fixed income investing, investing in mortgage-backed securities, as well as other topics and strategies.

          Other Publications

               From time to time, in newsletters and other publications issued by T. Rowe Price Investment Services, Inc., T. Rowe Price mutual fund portfolio managers may discuss economic, financial and political developments in the U.S. and abroad and how these












          PAGE 100
          conditions have affected or may affect securities prices or the Fund; as well as individual stocks, including why specific stocks have been added, removed or excluded from the Fund's portfolio.

                         Growing income from rising dividends


                                       Chart 1


          A line graph titled "Growing income from rising dividends" which depicts hypothetical income and yield on an original investment of $10,000 in a stock currently yielding 3% and whose dividends grow 8% a year. The chart shows a range of yields from 0% to 15% and income from $0 to $1,500, for five year periods from zero to
          20. The yield and income for each of the periods are approximately as listed below.

                      5 Years   10 Years   15 Years    20 Years

          Yield         4%         6%         9%         14%
          Income       $400       $600       $900       $1,400

          Chart depicts hypothetical income and yield on an original investment of $10,000 in a stock currently yielding 3% and whose dividends grow 8% a year.

          Example is for illustrative purposes only and is not indicative of an investment in any T. Rowe Price fund.

             New Horizons, Small-Cap Stock and Small-Cap Value Funds

                        PERFORMANCE OF LARGE VS. SMALL COMPANY
                             STOCKS FOLLOWING RECESSIONS
                     (Total Return For 12 Months After Recession)

                                       Chart 2

               Bar graph appears here comparing large and small company stocks during eight post-recession periods.

                                 Large Company Stocks

          Post-    5/54- 4/58-  2/61-  11/70-  3/75- 7/80- 11/82- 3/91-
          Recession5/55   4/59   2/62  11/71    3/76 7/81  11/83  3/92
          Periods
          ________________________________________________________________
                    36%   38%    13%    11%     28%   14%   26%    11%
          _________________________________________________________________

                                 Small Company Stocks













          PAGE 101
          Post-    5/54- 4/58-  2/61-  11/70-  3/75- 7/80- 11/82- 3/91-
          Recession5/55   4/59   2/62  11/71    3/76 7/81  11/83  3/92
          Periods
          _________________________________________________________________

                    51%   53%    18%    12%     58%   45%   44%    28%
          _________________________________________________________________
          Source:  T. Rowe Price Associates, Inc.
          Data supplied by Ibbotson Associates

               The average price-earnings (p/e) ratio of the T. Rowe Price New Horizons Fund is a valuation measure widely used by the investment community with respect to small company stocks, and, in the opinion of T. Rowe Price, has been a good indicator of future small-cap stock performance. The following chart is intended to show the history of the average (unweighted) p/e ratio of the New Horizons Fund's portfolio companies compared with the p/e ratio of the Standard & Poor's 500 Index. Of course, the portfolio of the Small-Cap Stock and Small-Cap Value Funds will differ from the portfolio of the New Horizons Fund. Earnings per share are estimated by T. Rowe Price for each quarter end.

                        T. ROWE PRICE NEW HORIZONS FUND, INC.
                       P/E Ratio of Fund's Portfolio Securities
                        Relative To The S & P "500" P/E Ratio
                          (12 Months Forward) March 31, 1996

                                       Chart 3

          This is a one line chart that shows the p/e ratio of the New Horizons Fund relative to the p/e ratio of the S&P 500 Stock Index. The ratio between the two p/e's is depicted quarterly from 3/61 to 3/31/96.

               The horizontal axis is divided into two year periods. The vertical axis indicates the relative p/e ratio with 0.5, 1, 1.5, 2 and 2.5 indicated by horizontal lines. The ratio at 3/61 is approximately 2, is at the lowest point in the first quarter of 1977 at approximately 0.95, is at the highest point near the end of 1983 at approximately 2.2, and is at
               1.48 on March 31, 1996.

          Source: T. Rowe Price Associates, Inc.

          No-Load Versus Load and 12b-1 Funds

               Unlike the T. Rowe Price funds, many mutual funds charge sales fees to investors or use fund assets to finance distribution activities. These fees are in addition to the normal advisory fees and expenses charged by all mutual funds. There are several types of fees charged which vary in magnitude and which may often be used in combination. A sales charge (or












          PAGE 102
          "load") can be charged at the time the fund is purchased (front-end load) or at the time of redemption (back-end load). Front-end loads are charged on the total amount invested. Back-end loads or "redemption fees" are charged either on the amount originally invested or on the amount redeemed. 12b-1 plans allow for the payment of marketing and sales expenses from fund assets. These expenses are usually computed daily as a fixed percentage of assets.

               The Fund is a no-load fund which imposes no sales charges or 12b-1 fees. No-load funds are generally sold directly to the public without the use of commissioned sales representatives. This means that 100% of your purchase is invested for you.

          Redemptions in Kind

               In the unlikely event a shareholder were to receive an in kind redemption of portfolio securities of the Fund, brokerage fees could be incurred by the shareholder in a subsequent sale of such securities.

          Issuance of Fund Shares for Securities

               Transactions involving issuance of Fund shares for securities or assets other than cash will be limited to (1) bona fide reorganizations; (2) statutory mergers; or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund; (b) are acquired for investment and not for resale except in accordance with applicable law; (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market; and (d) are not illiquid.

          Balanced Fund

               On August 31, 1992, the T. Rowe Price Balanced Fund acquired substantially all of the assets of the Axe-Houghton Fund B, a series of Axe-Houghton Funds, Inc. As a result of this acquisition, the Securities & Exchange Commission requires that the historical performance information of the Balanced Fund be based on the performance of Fund B. Therefore, all performance information of the Balanced Fund prior to September 1, 1992, reflects the performance of Fund B and investment managers other than T. Rowe Price. Performance information after August 31, 1992, reflects the combined assets of the Balanced Fund and Fund B.


          All Funds, Except Capital Appreciation, Equity Income and New America Growth Funds

                                    CAPITAL STOCK













          PAGE 103
               The Fund's Charter authorizes the Board of Directors to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series, each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions, as shall be determined by the Board subject to the Investment Company Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Board of Directors may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authorized to issue without shareholder approval.

               Except to the extent that the Fund's Board of Directors might provide by resolution that holders of shares of a particular class are entitled to vote as a class on specified matters presented for a vote of the holders of all shares entitled to vote on such matters, there would be no right of class vote unless and to the extent that such a right might be construed to exist under Maryland law. The Charter contains no provision entitling the holders of the present class of capital stock to a vote as a class on any matter. Accordingly, the preferences, rights, and other characteristics attaching to any class of shares, including the present class of capital stock, might be altered or eliminated, or the class might be combined with another class or classes, by action approved by the vote of the holders of a majority of all the shares of all classes entitled to be voted on the proposal, without any additional right to vote as a class by the holders of the capital stock or of another affected class or classes.

               Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. Except as set forth above, the directors shall continue to hold office and may appoint successor directors. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the Fund, in which event the holders of the remaining shares












          PAGE 104
          will be unable to elect any person as a director. As set forth in the By-Laws of the Fund, a special meeting of shareholders of the Fund shall be called by the Secretary of the Fund on the written request of shareholders entitled to cast at least 10% of all the votes of the Fund entitled to be cast at such meeting. Shareholders requesting such a meeting must pay to the Fund the reasonably estimated costs of preparing and mailing the notice of the meeting. The Fund, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the Fund to the extent required by
          Section 16(c) of the Investment Company Act of 1940.

          Capital Appreciation, Equity Income and New America Growth Funds

                               ORGANIZATION OF THE FUND

               For tax and business reasons, the Funds' were organized as Massachusetts Business Trusts (1985 for the Equity Income and New America Growth Funds and 1986 for the Capital Appreciation Fund), and are registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as diversified, open-end investment companies, commonly known as "mutual funds."

               The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of a single class. The Declaration of Trust also provides that the Board of Trustees may issue additional series or classes of shares. Each share represents an equal proportionate beneficial interest in the Fund. In the event of the liquidation of the Fund, each share is entitled to a pro rata share of the net assets of the Fund.

               Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of trustees. Pursuant to Section 16(c) of the Investment Company Act of 1940, holders of record of not less than two-thirds of the outstanding shares of the Fund may remove a trustee by a vote cast in person or by proxy at a meeting called for that purpose. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of trustees can, if they choose to do so, elect all the trustees of the Trust, in which event the holders of the remaining shares will be unable to elect any person as a trustee. No amendments may be made to the Declaration of Trust without the affirmative vote of a majority












          PAGE 105
          of the outstanding shares of the Trust.

               Shares have no preemptive or conversion rights; the right of redemption and the privilege of exchange are described in the prospectus. Shares are fully paid and nonassessable, except as set forth below. The Trust may be terminated (i) upon the sale of its assets to another diversified, open-end management investment company, if approved by the vote of the holders of two-thirds of the outstanding shares of the Trust, or (ii) upon liquidation and distribution of the assets of the Trust, if approved by the vote of the holders of a majority of the outstanding shares of the Trust. If not so terminated, the Trust will continue indefinitely.

               Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Declaration of Trust provides for indemnification from Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which T. Rowe Price believes is remote. Upon payment of any liability incurred by the Fund, the shareholders of the Fund paying such liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such Fund.


                            FEDERAL REGISTRATION OF SHARES

          All Funds

               The Fund's shares are registered for sale under the Securities Act of 1933. Registration of the Fund's shares is not required under any state law, but the Fund is required to make certain filings with and pay fees to the states in order to sell its shares in the states.

                                    LEGAL COUNSEL

               Shereff, Friedman, Hoffman, & Goodman, LLP, whose address is 919 Third Avenue, New York, New York 10022, is legal counsel to the Funds.


                               INDEPENDENT ACCOUNTANTS












          PAGE 106
          Blue Chip Growth, Dividend Growth, Equity Income, Growth & Income, Mid-Cap Equity Growth, Mid-Cap Growth, Mid-Cap Value, New America Growth, and New Era Funds

               Price Waterhouse LLP, 7 St. Paul Street, Suite 1700, Baltimore, Maryland 21202, are independent accountants to the Fund.

          Balanced, Capital Appreciation, Capital Opportunity, Equity Index Fund, Financial Services, Growth Stock, Health Sciences, New Horizons, Small-Cap Stock, Science & Technology, Small-Cap Value, and Value Funds

               Coopers & Lybrand L.L.P., 217 East Redwood Street,
          Baltimore, Maryland 21202, are independent accountants to the Fund.

               The financial statements of the Funds for the year ended December 31, 1996, and the report of independent accountants are included in the Fund's Annual Report for the year ended December 31, 1996. A copy of the Annual Report accompanies this Statement of Additional Information. The following financial statements and the report of independent accountants appearing in the Annual Report for the year ended December 31, 1996, are incorporated into this Statement of Additional Information by reference:


                              ANNUAL REPORT REFERENCES:

                                  CAPITAL      EQUITY     EQUITY  GROWTH &
                                APPRECIATION   INCOME     INDEX    INCOME
                                ____________  ________    ______  ________

          Report of Independent
           Accountants               25          25         32       23
          Statement of Net Assets,
           December 31, 1996       12-19        9-18      12-26     9-17
          Statement of Operations,
           year ended
           December 31, 1996         20          19         27       18
          Statement of Changes in
           Net Assets, years ended
           December 31, 1996 and
           December 31, 1995         21          20         28       19
          Notes to Financial
           Statements,
           December 31, 1996       22-24       21-24      29-31    20-22
          Financial Highlights       11           8         11       8

                                                NEW                SMALL-
                                   GROWTH     AMERICA      NEW      CAP
                                   STOCK       GROWTH      ERA     STOCK
                                 __________ ____________ _______   ______












          PAGE 107
          Report of Independent
           Accountants               25          20         21       25
          Statement of Net Assets,
           December 31, 1996       11-19       11-14      11-15    10-19
          Statement of Operations,
           year ended
           December 31, 1996         20          15         16       20
          Statement of Changes in
           Net Assets, years ended
           December 31, 1996 and
           December 31, 1995         21          16         17       21
          Notes to Financial
           Statements,
           December 31, 1996       22-24       17-19      18-20    22-24
          Financial Highlights       10          10         10       9

                                                         MID-CAP
                                         BALANCED         GROWTH
                                         _________       ________

          Report of Independent
           Accountants                      41              21
          Statement of Net Assets,
           December 31, 1996               11-34          11-15
          Statement of Operations,
           year ended
           December 31, 1996                35              16
          Statement of Changes in
           Net Assets, years ended
           December 31, 1996 and
           December 31, 1995                36              17
          Notes to Financial
           Statements,
           December 31, 1996               37-40          18-20
          Financial Highlights              10              10


                                            NEW         SMALL-CAP
                                         HORIZONS         VALUE
                                        __________      __________

          Report of Independent
           Accountants                      29              27
          Portfolio of Investments,
           December 31, 1996               11-22          10-20
          Statement of Assets and
           Liabilities,
           December 31, 1996                23              21
          Statement of Operations,
           year ended
           December 31, 1996                24              22
          Statement of Changes
           in Net Assets, years ended












          PAGE 108
           December 31, 1996 and
           December 31, 1995                25              23
          Notes to Financial
           Statements, December 31, 1996   26-28          24-26
          Financial Highlights              10              9

                                                             BLUE CHIP
                                                              GROWTH
                                                            ___________

          Report of Independent Accountants                     25
          Statement of Net Assets, December 31, 1996           12-19
          Statement of Operations, year ended December 31, 1996 20 Statement of Changes in Net Assets, years
           ended December 31, 1996 and December 31, 1995        21
          Notes to Financial Statements, December 31, 1996     22-24
          Financial Highlights                                  11

                                                             DIVIDEND
                                                              GROWTH

                                                           ____________

          Report of Independent Accountants                     24
          Statement of Net Assets, December 31, 1996           10-17
          Statement of Operations, year ended December 31, 1996 18 Statement of Changes in Net Assets, years
           ended December 31, 1996 and December 31, 1995        19
          Notes to Financial Statements, December 31, 1996     20-23
          Financial Highlights                                   9

                                                               VALUE
                                                              _______

          Report of Independent Accountants                     21
          Statement of Net Assets, December 31, 1996           9-15
          Statement of Operations, year ended December 31, 1996 16 Statement of Changes in Net Assets, year ended
            December 31, 1996 and December 31, 1995             17
          Notes to Financial Statements, December 31, 1995     18-20
          Financial Highlights                                   8

                                                              CAPITAL
                                                            OPPORTUNITY
                                                           _____________

          Report of Independent Accountants                     20
          Statement of Net Assets, December 31, 1996           10-14
          Statement of Operations, year ended December 31, 1996 15 Statement of Changes in Net Assets, year ended
            December 31, 1996 and December 31, 1995             16
          Notes to Financial Statements, December 31, 1996     17-19
          Financial Highlights                                   9












          PAGE 109
                                                             SCIENCE &
                                                            TECHNOLOGY
                                                           _____________

          Report of Independent Accountants                     21
          Statement of Net Assets, December 31, 1996           12-15
          Statement of Operations, year ended December 31, 1996 16 Statement of Changes in Net Assets, year ended
            December 31, 1996 and December 31, 1995             17
          Notes to Financial Statements, December 31, 1996     18-20
          Financial Highlights                                  11


                                                             FINANCIAL
                                                             SERVICES
                                                           _____________

          Report of Independent Accountants                     19
          Statement of Net Assets, December 31, 1996           12-13
          Statement of Operations, September 30, 1996
           (Commencement of Operations) to December 31, 1996    14
          Statement of Changes in Net Assets, September 30, 1996
           (Commencement of Operations) to December 31, 1996    15
          Notes to Financial Statements, December 31, 1996     16-18
          Financial Highlights                                   9

                                                              HEALTH
                                                             SCIENCES
                                                           _____________

          Report of Independent Accountants                     25
          Statement of Net Assets, December 31, 1996           13-19
          Statement of Operations, December 31, 1995
           (Commencement of Operations) to December 31, 1996    20
          Statement of Changes in Net Assets, December 31, 1995
           (Commencement of Operations) to December 31, 1996    21
          Notes to Financial Statements, December 31, 1996     22-24
          Financial Highlights                                  12


                                                              MID-CAP
                                                               VALUE
                                                           _____________

          Report of Independent Accountants                     22
          Statement of Net Assets, December 31, 1996           10-16
          Statement of Operations, June 28, 1996
           (Commencement of Operations) to December 31, 1996    17
          Statement of Changes in Net Assets, June 28, 1996
           (Commencement of Operations) to December 31, 1996    18
          Notes to Financial Statements, December 31, 1996     19-21
          Financial Highlights                                   9













          PAGE 110
                                                              MID-CAP
                                                           EQUITY GROWTH
                                                           _____________

          Report of Independent Accountants                     12
          Statement of Net Assets, December 31, 1996            5-7
          Statement of Operations, July 31, 1996
           (Commencement of Operations) to December 31, 1996     8
          Statement of Changes in Net Assets, July 31, 1996
           (Commencement of Operations) to December 31, 1996     9
          Notes to Financial Statements, December 31, 1996     10-11
          Financial Highlights                                 4





















































          PAGE 111
                         RATINGS OF CORPORATE DEBT SECURITIES

          Moody's Investors Services, Inc. (Moody's)

             Aaa-Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

             Aa-Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.

             A-Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.

             Baa-Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba-Bonds rated Ba are judged to have speculative elements: their futures cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

             B-Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

             Caa-Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

             Ca-Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

             C-Lowest-rated; extremely poor prospects of ever attaining investment standing.

          Standard & Poor's Corporation (S&P)

             AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.













          PAGE 112
             AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

             A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

             BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

             BB, C, CCC, CC-Bonds rated BB, B, CCC, and CC are regarded on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

             D-In default.

          Fitch Investors Service, Inc.

             AAA-High grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of a "AAA" bond is the showing of earnings several times or many times interest requirements for such stability of applicable interest that safety is beyond reasonable question whenever changes occur in conditions. Other features may enter, such as a wide margin of protection through collateral, security or direct lien on specific property.
          Sinking funds or voluntary reduction of debt by call or purchase or often factors, while guarantee or assumption by parties other than the original debtor may influence their rating.

             AA-Of safety virtually beyond question and readily salable. Their merits are not greatly unlike those of "AAA" class but a bond so rated may be junior though of strong lien, or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured, but influenced as to rating by the lesser financial power of the enterprise and more local type of market.





































































          PAGE 8
                                        PART C
                                  OTHER INFORMATION

          Item 24.  Financial Statements and Exhibits

          (a) Financial Statements. Condensed Financial Information (Financial Highlights table) is included in Part A of the Registration Statement.

               Statement of Net Assets, Statement of Operations, and Statement of Changes in Net Assets are included in the Annual Report to Shareholders, the pertinent portions of which are incorporated by reference in Part B of the Registration Statement.

          (b)  Exhibits.

               (1) Declaration of Trust of Registrant dated June 9, 1986 (electronically filed with Amendment No. 11 dated February 28, 1994)

               (2) By-Laws dated May 9 1986 (electronically filed with Amendment No. 11 dated February 28, 1994)

               (3)    Inapplicable

               (4)    Specimen Stock Certificates (filed with Amendment
                      No. 1)

               (5)(a) Investment Management Agreement between Registrant
                      and T. Rowe Price Associates, Inc., dated May 1, 1987 (electronically filed with Amendment No. 11 dated February 28, 1994)

               (5)(b) Form of Investment Management Agreement between
                      Registrant and T. Rowe Price Associates, Inc. (pending shareholder approval)

               (6) Underwriting Agreement between Registrant and T. Rowe Price Investment Services, Inc., dated June 26, 1986 (electronically filed with Amendment No. 11 dated February 28, 1994)

               (7)    Inapplicable

               (8)(a) Custodian Agreement between T. Rowe Price Funds and
                      State Street Bank and Trust Company, dated September


















                      28, 1987, as amended to June 24, 1988, October 19, 1988, February 22, 1989, July 19, 1989, September 15, 1989, December 15, 1989, December 20, 1989,
                      January 25, 1990, February 21, 1990, June 12, 1990,
                      July 18, 1990, October 15, 1990, February 13, 1991,
                      March 6, 1991, September 12, 1991, November 6, 1991, April 23, 1992, September 2, 1992, November 3, 1992, December 16, 1992, December 21, 1992, January 28, 1993, April 22, 1993 September 16, 1993, November 3, 1993, March 1, 1994, April 21, 1994, July 27, 1994,
                      September 21, 1994, November 1, 1994, November 2, 1994, January 25, 1995, September 20, 1995, October 11, 1995, December 11, 1995, April 24, 1996, August
                      2, 1996, and November 12, 1996
          PAGE 9


     (8)(b) Global Custody Agreement between The Chase Manhattan
                      Bank, N.A., and T. Rowe Price Funds, dated January 3, 1994, as amended April 18, 1994, August 15, 1994,
                      November 28, 1994, May 31, 1995, November 1, 1995,
                      and July 31, 1996

               (9)(a) Transfer Agency and Service Agreement between T.
                      Rowe Price Services, Inc. and T. Rowe Price Funds dated January 1, 1997

               (9)(b) Agreement between T. Rowe Price Associates, Inc. and
                      T. Rowe Price Funds for Fund Accounting Services dated January 1, 1997

               (9)(c) Agreement between T. Rowe Price Retirement Plan
                      Services, Inc. and the Taxable funds, dated January
                      1, 1997

               (10)   Inapplicable

               (11)   Consent of Independent Accountants

               (12)   Inapplicable

               (13)   Inapplicable

               (14)   Inapplicable

               (15)   Inapplicable

               (16)   Total Return Performance Methodology

               (17)   Financial Data Schedule for T. Rowe Price Capital


















                      Appreciation Fund as of December 31, 1996.

               (18)   Inapplicable

               (19)   Power of Attorney for T. Rowe Price Capital
                      Appreciation Fund

          Item 25.  Persons Controlled by or Under Common Control With
                    Registrant.

                    None.

          Item 26.  Number of Holders of Securities

                    As of January 31, 1997, there were 35,588 shareholders in the Fund.

          Item 27.  Indemnification

          The Registrant maintains comprehensive Errors and Omissions and Officers and
          Directors insurance policies written by the Evanston Insurance Company, The Chubb Group and ICI Mutual. These policies provide coverage for the named insureds, which include T. Rowe Price Associates, Inc. ("Manager"), Rowe Price-Fleming International, Inc. ("Price-Fleming"), T. Rowe Price Investment Services, Inc.,
          T. Rowe Price Services, Inc., T. Rowe Price Trust Company, T. Rowe Price Stable Asset Management, Inc., RPF International Bond Fund and

          PAGE 10
          forty-four other investment companies, namely, T. Rowe Price Growth Stock Fund, Inc., T. Rowe Price New Horizons Fund, Inc.,
          T. Rowe Price New Era Fund, Inc., T. Rowe Price New Income Fund, Inc., T. Rowe Price Prime Reserve Fund, Inc., T. Rowe Price Tax-Free Income Fund, Inc., T. Rowe Price Tax-Exempt Money Fund, Inc., T. Rowe Price International Funds, Inc., T. Rowe Price Growth & Income Fund, Inc., T. Rowe Price Tax-Free Short-Intermediate Fund, Inc., T. Rowe Price Short-Term Bond Fund, Inc., T. Rowe Price High Yield Fund, Inc., T. Rowe Price Tax-Free High Yield Fund, Inc., T. Rowe Price New America
          Growth Fund, T. Rowe Price Equity Income Fund, T. Rowe Price GNMA Fund, T. Rowe Price State Tax-Free Income Trust, T. Rowe Price California Tax-Free Income Trust, T. Rowe Price Science & Technology Fund, Inc., T. Rowe Price Small-Cap Value Fund, Inc., Institutional International Funds, Inc., T. Rowe Price U.S. Treasury Funds, Inc., T. Rowe Price Index Trust, Inc., T. Rowe Price Spectrum Fund, Inc., T. Rowe Price Balanced Fund, Inc., T.


















          Rowe Price Short-Term U.S. Government Fund, Inc., T. Rowe Price Mid-Cap Growth Fund, Inc., T. Rowe Price OTC Fund, Inc., T. Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc., T. Rowe Price Dividend Growth Fund, Inc., T. Rowe Price Blue Chip Growth Fund, Inc., T. Rowe Price Summit Funds, Inc., T. Rowe Price Summit Municipal Funds, Inc., T. Rowe Price Equity Series, Inc.,
          T. Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Personal Strategy Funds, Inc.,
          T. Rowe Price Value Fund, Inc., T. Rowe Price Capital Opportunity Fund, Inc., T. Rowe Price Corporate Income Fund, Inc., T. Rowe Price Mid-Cap Value Fund, Inc., T. Rowe Price Financial Services Fund, Inc., Institutional Equity Funds, Inc., and T. Rowe Price Health Sciences Fund, Inc. The Registrant and the forty-four investment companies listed above, with the exception of Institutional International Funds, Inc., will be collectively referred to as the Price Funds. The investment manager for the Price Funds, excluding T. Rowe Price International Funds, Inc. and T. Rowe Price International Series , Inc., is the manager. Price-Fleming is the manager to T. Rowe Price International Funds, Inc., T. Rowe Price International Series, Inc. and Institutional International Funds, Inc. and is 50% owned by TRP Finance, Inc., a wholly-owned subsidiary of the Manager, 25% owned by Copthall Overseas Limited, a wholly-owned subsidiary of Robert Fleming Holdings Limited, and 25% owned by Jardine Fleming International Holdings Limited. In addition to the corporate insureds, the policies also cover the officers, directors, and employees of each of the named insureds. The premium is allocated among the named corporate insureds in accordance with the provisions of Rule 17d-1(d)(7) under the Investment Company Act of 1940.

               Article VI, Section 6.4 of the Registrant's Master Trust Agreement provides as follows:

                    Section 6.4. Indemnification of Trustees, Officers, etc. The Trust shall indemnify (from the assets of the Sub-Trust or Sub-Trusts in question) each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise [ hereinafter referred to as a "Covered Person" ]) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before


















          PAGE 11
               any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in (i) and (ii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct,
               (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by
               (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Sub-Trust in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.


















                    Section 6.6 of the Registrant's Master Trust Agreement
               provides as follows:

                    Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this
               Article VI, "Covered Person" shall include such person's heirs, executors and administrators, an "interested Covered Person" is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened, and a "disinterested" person is a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been

          PAGE 12
               pending or threatened. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

               Article III, Section 3.2(l) of the Registrant's Master Trust Agreement provides as follows:

                    Section 3.2(l) Insurance. To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, consultants, investment advisers, managers, administrators, distributors, principal underwriters, or independent contractors, or any thereof (or any person connected therewith), of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person in any such capacity, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability.



















                    Insofar as indemnification for liability under the
               Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          Item 28.  Business and Other Connections of Investment Manager.

               Rowe Price-Fleming International, Inc. ("Price-Fleming"), a Maryland corporation, is a corporate joint venture 50% owned by TRP Finance, Inc., a wholly-owned subsidiary of the Manager. Price-Fleming was incorporated in Maryland in 1979 to provide investment counsel service with respect to foreign securities for institutional investors in the United States. In addition to managing private counsel client accounts, Price-Fleming also sponsors registered investment companies which invest in foreign securities, serves as general partner of RPFI International Partners, Limited Partnership, and


          PAGE 13
          provides investment advice to the T. Rowe Price Trust Company, trustee of the International Common Trust Fund.

               T. Rowe Price Investment Services, Inc. ("Investment Services"), a wholly-owned subsidiary of the Manager, was incorporated in Maryland in 1980 for the purpose of acting as the principal underwriter and distributor for the Price Funds. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. In 1984, Investment Services expanded its activitiesto include a discountbrokerage service.



















               TRP Distribution, Inc., a wholly-owned subsidiary of Investment Services, was incorporated in Maryland in 1991. It was organized for and engages in the sale of certain investment related products prepared by Investment Services.

               T. Rowe Price Associates Foundation, Inc. (the "Foundation"), was incorporated in 1981 (and is not a subsidiary of the Manager). The Foundation s overall objective emphasizes various community needs by giving to a broad range of educational, civic, cultural, and health-related institutions. The Foundation has a very generous matching gift program whereby employee gifts designated to qualifying institutions are matched according to established guidelines.

               T. Rowe Price Services, Inc. ("Price Services"), a wholly-owned subsidiary of the Manager, was incorporated in Maryland in 1982 and is registered as a transfer agent under the Securities Exchange Act of 1934. Price Services provides transfer agent, dividend disbursing, and certain other services, including shareholder services, to the Price Funds.

               T. Rowe Price Retirement Plan Services, Inc. ("RPS"), a wholly-owned subsidiary of the Manager, was incorporated in Maryland in 1991 and is registered as a transfer agent under the Securities Exchange Act of 1934. RPS provides administrative, recordkeeping, and subaccounting services to administrators of employee benefit plans.

               T. Rowe Price Trust Company ("Trust Company"), a wholly-owned subsidiary of the Manager, is a Maryland-chartered limited purpose trust company, organized in 1983 for the purpose of providing fiduciary services. The Trust Company serves as trustee/custodian for employee benefit plans, individual retirement accounts and common trust funds and as trustee/investment agent for one trust.

               T. Rowe Price Investment Technologies, Inc. was incorporated in Maryland in 1996. A wholly-owned subsidiary of the Manager, it owns the technology rights, hardware and software of the Manager and affiliated companies and provides technology services to them.

               T. Rowe Price Threshold Fund Associates, Inc., a wholly-owned subsidiary of the Manager, was incorporated in Maryland in 1994 and serves as the general partner of T. Rowe Price Threshold Fund III, L.P., a Delaware limited partnership established in 1994.



















          PAGE 14
               T. Rowe Price Threshold Fund II, L.P., a Delaware limited partnership, was organized in 1986 by the Manager, and invests in private financings of small companies with high growth potential; the Manager is the General Partner of the partnership.

               T. Rowe Price Threshold Fund III, L.P., a Delaware limited partnership was organized in 1994 by the Manager, and invests in private financings of small companies with high growth potential;
          T. Rowe Price Threshold Fund Associates, Inc. is the General Partner of this partnership.

               RPFI International Partners, L.P., is a Delaware limited partnership organized in 1985 for the purpose of investing in a diversified group of small and medium-sized non-U.S. companies. Price-Fleming is the general partner of this partnership, and certain institutional investors, including advisory clients of Price-Fleming, are its limited partners.

               T. Rowe Price Real Estate Group, Inc. ("Real Estate Group"), is a Maryland corporation and a wholly-owned subsidiary of the Manager established in 1986 to provide real estate services. Subsidiaries of Real Estate Group are: T. Rowe Price Realty Income Fund I Management, Inc., a Maryland corporation (General Partner of T. Rowe Price Realty Income Fund I, A No-Load Limited Partnership), T. Rowe Price Realty Income Fund II Management, Inc., a Maryland corporation (General Partner of T. Rowe Price Realty Income Fund II, America's Sales-Commission-Free Real Estate Limited Partnership), T. Rowe Price Realty Income Fund III Management, Inc., a Maryland corporation (General Partner of T. Rowe Price Realty Income Fund III, America's Sales-Commission-Free Real Estate Limited Partnership, and T. Rowe Price Realty Income Fund IV Management, Inc., a Maryland corporation (General Partner of T. Rowe Price Realty Income Fund IV, America's Sales-Commission-Free Real Estate Limited Partnership). Real Estate Group serves as investment manager to T. Rowe Price Renaissance Fund, Ltd., A Sales-Commission-Free Real Estate Investment, established in 1989 as a Maryland corporation which qualifies as a REIT.

               T. Rowe Price Stable Asset Management, Inc. ("Stable Asset Management"), was incorporated in Maryland in 1988 as a wholly-owned subsidiary of the Manager. Stable Asset Management, is registered as an investment adviser under the Investment Advisers Act of 1940, and specializes in the management of investment portfolios which seek stable and consistent investment returns through the use of guaranteed investment contracts, bank investment contracts, structured investment contracts, and short-term fixed-income securities.

               T. Rowe Price Recovery Fund Associates, Inc., a Maryland corporation, is a wholly-owned subsidiary of the Manager organized in 1988 for the purpose of serving as the General Partner of T. Rowe Price Recovery Fund, L.P., T. Rowe Price Recovery Fund II, L.P., Delaware limited partnerships which invest in financially distressed companies.

               T. Rowe Price Recovery Fund II Associates, Inc. is a Maryland limited liability Company organized in 1996. Wholly-owned by the Manager, it serves as the General Partner of T. Rowe Price Recovery Fund II, L.P., a Delaware limited partnership which also invests in financially distressed companies.




















































          PAGE 15
               T. Rowe Price (Canada), Inc. ("TRP Canada") is a Maryland corporation organized in 1988 as a wholly-owned subsidiary of the Manager. This entity is registered as an investment adviser under the Investment Advisers Act of 1940, and as a non-Canadian Adviser under the Securities Act (Ontario).

               T. Rowe Price Insurance Agency, Inc., is a wholly-owned subsidiary of T. Rowe Price Associates, Inc. organized in Maryland in 1994 and licensed to do business in several states to act primarily as an insurance agency in connection with the sale of the Price Funds' variable annuity products.

               Since 1983, the Manager has organized several distinct Maryland limited partnerships, which are informally called the Pratt Street Ventures partnerships, for the purpose of acquiring interests in growth-oriented businesses.


               TRP Suburban, Inc. is a Maryland corporation organized in 1990 as a wholly-owned subsidiary of the Manager. It entered into agreements with McDonogh School and CMANE-McDonogh-Rowe Limited Partnership to construct an office building in Owings Mills, Maryland, which currently houses the Manager's transfer agent, plan administrative services, retirement plan services and operations support functions.

               TRP Suburban Second, Inc., a wholly-owned Maryland subsidiary of T. Rowe Price Associates, Inc., was incorporated in 1995 to primarily engage in the development and ownership of real property located in Owings Mills, Maryland.

               TRP Finance, Inc., a wholly-owned subsidiary of the Manager, is a Delaware corporation organized in 1990 to manage certain passive corporate investments and other intangible assets.

               T. Rowe Price Strategic Partners Fund II, L.P. is a Delaware limited partnership organized in 1992 for the purpose of investing in small public and private companies seeking capital for expansion or undergoing a restructuring of ownership. The general partner of the Fund is T. Rowe Price Strategic Partners, L.P., ("Strategic Partners"), a Delaware limited partnership whose general partner is T. Rowe Price Strategic Partners Associates, Inc., a Maryland corporation which is a wholly-owned subsidiary of the Manager.

               Listed below are the directors of the Manager who have other substantial businesses, professions, vocations, or employment aside from that of Director of the Manager:

          JAMES E. HALBKAT, JR., Director of the Manager. Mr. Halbkat is President of U.S. Monitor Corporation, a provider of public response systems. Mr. Halbkat's address is: P.O. Box 23109, Hilton Head Island, South Carolina 29925.

          RICHARD L. MENSCHEL, Director of the Manager. Mr. Menschel is a limited partner of The Goldman Sachs Group, L.P. Mr. Menschel's address is 85 Broad Street, 2nd Floor, New York, New York 10004.

             JOHN W. ROSENBLUM, Director of the Manager. Mr. Rosenblum is the Dean of the Jepson School of Leadership Studies at the University of Richmond, and a director of: Chesapeake Corporation, a manufacturer of paper products, Cadmus PAGE 16 Communications Corp., a provider of printing and communication services; Comdial Corporation, a manufacturer of telephone systems for businesses; Cone Mills Corporation, a textiles producer, and Providence Journal Company, a publisher of newspapers and owner of broadcast television stations. Mr. Rosenblum's address is: University of Richmond, Virginia
          23173.

          ROBERT L. STRICKLAND, Director of the Manager. Mr. Strickland is Chairman of Lowe's Companies, Inc., a retailer of specialty home supplies and a Director of Hannaford Bros., Co., a food retailer. Mr. Strickland's address is 604 Two Piedmont Plaza Building, Winston-Salem, North Carolina 27104.

             PHILIP C. WALSH, Director of the Manager. Mr. Walsh is a Consultant to Cyprus Amax Minerals Company, Englewood, Colorado. Mr. Walsh's address is: Pleasant Valley, Peapack, New Jersey 07977.

             ANNE MARIE WHITTEMORE, Director of the Manager. Mrs. Whittemore is a partner of the law firm of McGuire, Woods, Battle & Boothe and is a director of Owens & Minor, Inc.; USF&G Corporation; the James River Corporation of Virginia; and Albemarle Corporation. Mrs. Whittemore's address is One James Center, Richmond, Virginia 23219.

               With the exception of Messrs. Halbkat, Menschel, Rosenblum, Strickland, and Walsh, and Mrs. Whittemore, all of the following directors of the Manager are employees of the Manager.

          George J. Collins, who is Chief Executive Officer, President, and a Managing Director of the Manager, is a Director of Price-Fleming.


















             James S. Riepe, who is a Managing Director of the Manager, is also a Director of Price-Fleming.

             George A. Roche, who is Chief Financial Officer and a Managing Director of the Manager, is a Director and a Vice President of Price-Fleming.


          M. David Testa, who is a Managing Director of the Manager, is Chairman of the Board of Price-Fleming.

          Henry H. Hopkins, Charles P. Smith, and Peter Van Dyke, who are Managing Directors of the Manager, are Vice Presidents of Price-Fleming.

             Edward C. Bernard, Stephen W. Boesel, Thomas H. Broadus, Jr., James A. C. Kennedy III, John H. Laporte, Jr., Mary J. Miller, Charles A. Morris, William T. Reynolds, Brian C. Rogers, Charles
          E. Vieth and Richard T. Whitney are Managing Directors of the
          Manger.

             George A. Murnaghan, who is a Vice President of the Manager, is also an Executive Vice President of Price-Fleming.

             Robert P. Campbell, Michael J. Conelius, Roger L. Fiery III, Veena A. Kutler, Heather R. Landon, Nancy M. Morris, Robert W. Smith, William F. Wendler II, and Edward A. Wiese, who are Vice Presidents of the Manager, are Vice Presidents of Price-Fleming.

          PAGE 17


             R. Aran Gordon, Todd J. Henry, and Kathleen G. Polk, who are employees of the Manager, are Vice Presidents of Price-
          Fleming.

             Kimberly A. Haker, an Assistant Vice President of the Manager, is Assistant Vice President and Controller of Price-Fleming.


          Alvin M. Younger, Jr., who is a Managing Director and the Secretary and Treasurer of the Manager, is Secretary and Treasurer of Price-Fleming.

          Nolan L. North, who is a Vice President and Assistant Treasurer of the Manager, is Assistant Treasurer of Price-Fleming.



















          Leah P. Holmes, who is an Assistant Vice President of the Manager, is a Vice President of Price-Fleming.

          Barbara A. Van Horn, who is Assistant Secretary of the Manager, is Assistant
          Secretary of Price-Fleming.

             Elsie S. Crawford and Ava M. Rainey, both employees of the Manager, are Assistant Vice Presidents of Price-Fleming.

          Certain directors and officers of the Manager are also officers and/or directors of one or more of the Price Funds and/or one or more of the affiliated entities listed herein.

          See also "Management of Fund," in Registrant's Statement of Additional Information.

             Item 29. Principal Underwriters.

               (a) The principal underwriter for the Registrant is Investment Services. Investment Services acts as the principal underwriter for the other seventy-six Price Funds. Investment Services is a wholly-owned subsidiary of the Manager is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Investment Services has been formed for the limited purpose of distributing the shares of the Price Funds and will not engage in the general securities business. Since the Price Funds are sold on a no-load basis, Investment Services will not receive any commission or other compensation for acting as principal underwriter.

               (b) The address of each of the directors and officers of Investment Services listed below is 100 East Pratt Street, Baltimore, Maryland 21202.






























          PAGE 18


                                               Positions and
          Name and Principal     Positions and Offices   Offices With
          Business Address       With Underwriter        Registrant
          __________________     ______________________  ______________

          James S. Riepe         Chairman of the Board   Vice President and
                                                         Trustee
          Edward C. Bernard      President               None
          Henry H. Hopkins       Vice President and DirectorVice President
          Charles E. Vieth       Vice President and DirectorNone
          Patricia M. Archer     Vice President          None
          Joseph C. Bonasorte    Vice President          None
          Darrell N. Braman      Vice President          None
          Ronae M. Brock         Vice President          None
          Meredith C. Callanan   Vice President          None
          Christine M. Carolan   Vice President          None
          Laura H. Chasney       Vice President          None
          Victoria C. Collins    Vice President          None
          Alana S. Curtice       Vice President          None
          Christopher W. Dyer    Vice President          None
          Christine S. Fahlund   Vice President          None
          Forrest R. Foss        Vice President          None
          Andrea G. Griffin      Vice President          None
          David J. Healy         Vice President          None
          Joseph P. Healy        Vice President          None
          Walter J. Helmlinger   Vice President          None
          Eric G. Knauss         Vice President          None
          Douglas G. Kremer      Vice President          None
          Sharon R. Krieger      Vice President          None
          Keith W. Lewis         Vice President          None
          James Link             Vice President          None
          Sarah McCafferty       Vice President          None
          Maurice A. Minerbi     Vice President          None
          Nancy M. Morris        Vice President          None
          George A. Murnaghan    Vice President          None
          Steven E. Norwitz      Vice President          None
          Kathleen M. O'Brien    Vice President          None
          Scott R. Powell        Vice President          None
          Pamela D. Preston      Vice President          None
          Corbin D. Riemer       Vice President          None
          Lucy B. Robins         Vice President          None
          John R. Rockwell       Vice President          None
          Christopher S. Ross    Vice President          None
          Kenneth J. Rutherford  Vice President          None
          Daniel S. Schreiner    Vice President          None
          Monica R. Tucker       Vice President          None
          William F. Wendler II  Vice President          None


















          Jane F. White          Vice President          None
          Thomas R. Woolley      Vice President          None
          Alvin M. Younger, Jr.  Secretary and Treasurer None
          Mark S. Finn           Controller & Vice PresidentNone
          Richard J. Barna       Assistant Vice PresidentNone
          Catherine L. Berkenkemper                      Assistant Vice
          President              None
          Patricia S. Butcher    Assistant Vice PresidentAssistant
          Secretary

          PAGE 19
          Renee M. Christoff     Assistant Vice PresidentNone
          Cheryl L. Emory        Assistant Vice PresidentNone
          John A. Galateria      Assistant Vice PresidentNone
          Douglas E. Harrison    Assistant Vice PresidentNone
          Janelyn A. Healey      Assistant Vice PresidentNone
          Kathleen Hussey        Assistant Vice PresidentNone
          Jeanette M. LeBlanc    Assistant Vice PresidentNone
          C. Lillian Matthews    Assistant Vice PresidentNone
          Janice D. McCrory      Assistant Vice PresidentNone
          Sandra J. McHenry      Assistant Vice PresidentNone
          Mark J. Mitchell       Assistant Vice PresidentNone
          Barbara A. O'Connor    Assistant Vice PresidentNone
          JeanneMarie B. Patella                         Assistant Vice
          President              None
          Kristin E. Seeberger   Assistant Vice PresidentNone
          Arthur J. Silber       Assistant Vice PresidentNone
          Jerome Tuccille        Assistant Vice PresidentNone
          Linda C. Wright        Assistant Vice PresidentNone
          Nolan L. North         Assistant Treasurer     None
          Barbara A. Van Horn    Assistant Secretary     None

               (c) Not applicable. Investment Services will not receive any compensation with respect to its activities as underwriter for the Price Funds since the Price Funds are sold on a no-load basis.

          Item 30.  Location of Accounts and Records.

                    All accounts, books, and other documents required to be
               maintained by T. Rowe Price Capital Appreciation Fund under
               Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained by T. Rowe Price Capital Appreciation Fund at its offices at 100 East Pratt Street, Baltimore, Maryland 21202. Transfer, dividend disbursing, and shareholder service activities are performed T. Rowe Price Services, Inc., at 100 East Pratt Street, Baltimore, Maryland 21202. Custodian activities for T. Rowe Price


















               Capital Appreciation Fund are performed at State Street Bank and Trust Company's Service Center (State Street South), 1776 Heritage Drive, Quincy, Massachusetts 02171.

          Item 31.  Management Services.

                    Registrant is not a party to any management-related
               service contract, other than as set forth in the Prospectus.

          Item 32.  Undertakings.

               (a) The Fund agrees to furnish, upon request and without charge, a copy of its latest Annual Report to each person to whom a prospectus is delivered.




















































          PAGE 20
               Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland, this 28th day of February 1997.

                                        T. ROWE PRICE CAPITAL APPRECIATION
                                        FUND

                                             /s/George J. Collins
                                        By:  George J. Collins
                                             Chairman of the Board

               Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

                Signature             Title                    Date
                _________             _____                    _____

          /s/George J. Collins
          George J. Collins   Chairman of the Board   February 28, 1997
                                   and Trustee

          /s/Carmen F. Deyesu
          Carmen F. Deyesu         Treasurer          February 28, 1997
                            (Chief Financial Officer)

          *
          Donald W. Dick, Jr.        Trustee          February 28, 1997

          *
          David K. Fagin             Trustee          February 28, 1997

          *
          Hanne M. Merriman          Trustee          February 28, 1997

          /s/James S. Riepe        Trustee and        February 28, 1997
                                 Vice President

          /s/George A. Roche         Trustee          February 28, 1997

          *
          Hubert D. Vos              Trustee          February 28, 1997



















          *
          Paul M. Wythes             Trustee          February 28, 1997

          */s/Henry H. Hopkins  Attorney-In-Fact      February 28, 1997
          Henry H. Hopkins, Attorney-In-Fact